                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-5447
                                  ----------------------------------------------

                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 4500 MAIN STREET, KANSAS CITY, MISSOURI                                64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip code)

DAVID C. TUCKER, ESQ., 4500 MAIN STREET, 9TH FLOOR, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:    816-531-5575
                                                   -----------------------------

Date of fiscal year end:   12-31
                        --------------------------------------------------------

Date of reporting period:  6-30-2006
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

American Century Investments
SEMIANNUAL REPORT

[photo of boy]

JUNE 30, 2006

Disciplined Growth Fund
Equity Growth Fund
Income & Growth Fund
Small Company Fund

                               [american century investments logo and text logo]

DISCIPLINED GROWTH

EQUITY GROWTH

INCOME & GROWTH

SMALL COMPANY

FINANCIAL STATEMENTS

OTHER INFORMATION
Approval of Management Agreement for Disciplined Growth,

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American
Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the semiannual report for the American
Century Disciplined Growth, Equity Growth, Income & Growth and Small Company
funds for the six months ended June 30, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our
Web site, americancentury.com, where we post quarterly portfolio commentaries, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Our Web site presents American Century's recently-announced strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation (LAF). Our
new campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count.

American Century's collaboration with Lance Armstrong and the LAF is a perfect fit. Like members of our family, Lance is a cancer survivor and shares our values of optimism, focus, and determination. In addition, Lance and our family have dedicated our success to improving lives, through the LAF and the Stowers
Institute for Medical Research, respectively. To learn more about American
Century's collaboration with Lance Armstrong and the LAF, please visit
www.lanceface.com on the Web and click on the links to related sites.

Besides the exciting new collaboration, we've enjoyed other good news--in
January, American Century was named, for the seventh consecutive year, one of
FORTUNE magazine's 100 Best Companies to Work For in America. Fostering a
positive work environment can benefit fund investors as well as our company--it helps us continue to attract and retain talented people.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

Market Perspective

[photo of John Schniedwind]

BY JOHN SCHNIEDWIND, CHIEF INVESTMENT OFFICER, QUANTITATIVE EQUITY

MUTED GAINS IN THE STOCK MARKET

U.S. stocks advanced in the first six months of 2006, continuing a stock market rally that began in 2003, but a downturn toward the end of the period limited the market's overall gains.

Stocks climbed in the first four months of the year as the U.S. economy showed renewed strength following a period of hurricane-induced weakness at the end of
2005. In addition, profits at public companies continued to grow at a healthy rate--the S&P 500 Index enjoyed its 16th consecutive quarter of double-digit earnings growth in the first quarter of 2006.

The major stock indexes reached five-year highs in early May, and then reversed course in the last six weeks of the period. Stocks declined as evidence of increasing inflation led the Federal Reserve to signal that further interest rate increases may be forthcoming. These developments undermined stock prices as investors grew increasingly cautious, causing the market to give up some of its earlier gains.

As the table at right shows, the S&P 500 returned just under 3% in the first half of 2006. Despite a cumulative total return of 54% since the beginning of
2003, the index is still 17% below its all-time high, set in March 2000.

SMALLER COMPANIES AND VALUE STOCKS OUTPERFORMED

Small-cap stocks led the market's advance during the six-month period, although they were also the most volatile segment of the market. The S&P SmallCap 600
Index posted a gain of nearly 13% in the first quarter, only to fall by 5% in the last three months of the period. Mid-cap shares came out ahead of large-company issues.

Reflecting the risk-averse sentiment that took hold late in the period, value stocks outperformed growth by a substantial margin across all market capitalizations.

SECTOR PERFORMANCE

Economically sensitive sectors--including energy, industrials, and materials--were among the best performers in the S&P 500 for the first half of the year. The strong economy and record-high prices for oil and other commodities boosted these sectors of the market. Telecommunication services stocks posted the best returns in the index, boosted by industry consolidation.

The growth-oriented information technology and health care sectors were the only two segments of the S&P 500 to decline during the period.

SIX-MONTH TOTAL RETURNS
AS OF JUNE 30, 2006*
--------------------------------------------------------------------------------
S&P 500 Index                                                 2.71%
--------------------------------------------------------------------------------
S&P MidCap 400 Index                                          4.24%
--------------------------------------------------------------------------------
S&P SmallCap 600 Index                                        7.70%
--------------------------------------------------------------------------------
*Total returns for periods less than one year are not annualized.

------
2

Disciplined Growth - Performance

TOTAL RETURNS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                                       SINCE           INCEPTION
                                   6 MONTHS(1)      INCEPTION(1)         DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                        2.08%            7.05%            9/30/05
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(2)         -0.93%            2.02%              --
--------------------------------------------------------------------------------
Institutional Class                   2.18%            7.20%            9/30/05
--------------------------------------------------------------------------------
Advisor Class                         2.08%            6.90%            9/30/05
--------------------------------------------------------------------------------
R Class                               1.89%            6.64%            9/30/05
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. (c)2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made September 30, 2005

*From 9/30/05, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Disciplined Growth - Portfolio Commentary

PORTFOLIO MANAGER: BILL MARTIN

PERFORMANCE SUMMARY

For the six months ended June 30, 2006, Disciplined Growth posted a total return of 2.08%*, outpacing the -0.93% return of its benchmark, the Russell 1000 Growth
Index, but trailing the 2.71% return of the S&P 500 Index, a broad stock market index.

An increasingly risk-averse investment environment resulted in negative returns for large-cap growth stocks, but Disciplined Growth produced positive results and nearly kept pace with the broad market indexes. The fund's investment approach emphasizes stock selection over sector weightings, and successful stock selection in several market sectors during the six-month period helped the fund outperform its benchmark index.

INDUSTRIALS DELIVERED STRONG RESULTS

Stock selection worked best in the industrial sector--four of the ten best relative performance contributors were industrial stocks. Aerospace and defense companies posted the best results, led by the portfolio's largest holding and top performance contributor, Boeing. The airplane manufacturer saw a sizable increase in new plane orders, particularly from Asia, and continued to regain market share from its main rival Airbus.

Another strong performer was Cummins, which makes engines and related components. Despite higher raw materials costs, Cummins was able to improve profit margins and raise its 2006 earnings projections thanks to strong industrial demand for its products.

The industrial sector also includes companies that provide commercial and industrial services. An example is corporate strategy analysis firm Corporate
Executive Board, which was also a strong contributor to relative results. The company reported profits that exceeded expectations and raised its dividend amid an increase in client renewal rates.

ECONOMICALLY SENSITIVE STOCKS OUTPERFORMED

Other sectors where stock selection enhanced fund performance relative to the
Russell 1000 Growth Index included materials, utilities, and consumer discretionary--all of which are tied to the strength of the economy. Steelmaker
Nucor produced the best results in the materials sector, benefiting from soaring steel prices driven by

TOP TEN HOLDINGS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                             % OF                  % OF
                                          NET ASSETS            NET ASSETS
                                             AS OF                 AS OF
                                            6/30/06              12/31/05
--------------------------------------------------------------------------------
Boeing Co.                                   4.8%                  4.1%
--------------------------------------------------------------------------------
Global Payments Inc.                         3.1%                  2.1%
--------------------------------------------------------------------------------
International Business
Machines Corp.                               2.9%                  0.6%
--------------------------------------------------------------------------------
Praxair, Inc.                                2.5%                  3.2%
--------------------------------------------------------------------------------
McKesson Corp.                               2.5%                  2.4%
--------------------------------------------------------------------------------
McGraw-Hill
Companies, Inc. (The)                        2.4%                   --
--------------------------------------------------------------------------------
General Mills, Inc.                          2.3%                  1.8%
--------------------------------------------------------------------------------
Corporate Executive
Board Co. (The)                              2.2%                  2.3%
--------------------------------------------------------------------------------
DIRECTV Group, Inc.
(The)                                        2.1%                   --
--------------------------------------------------------------------------------
American Express Co.                         2.0%                  2.6%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.
 Total returns for periods less than one year are not annualized.

                                                                    (continued)

------
4

Disciplined Growth - Portfolio Commentary

increased demand from China. In the utilities sector, the top contributor was
Texas-based electric utility TXU, which reported better-than-expected earnings despite an unseasonably mild winter by improving profit margins.

The portfolio's consumer discretionary stocks gained ground during the period, while the consumer discretionary sector of the index declined. Superior stock selection among specialty retailers was the key to outperformance in this sector. Women's apparel retailer Dress Barn and auto dealership operator Group 1
Automotive were the top contributors. Dress Barn benefited from healthy same-store sales, while Group 1 Automotive reported strong earnings and raised estimates for the full year.

FINANCIALS, ENERGY LAGGED

On the downside, the portfolio's financial stocks detracted the most from relative performance. The most significant detractor in this sector was title insurer First American, which fell as rising interest rates led to fewer mortgage originations. We eliminated the stock from the portfolio during the second quarter of the year.

Energy stocks posted sizable gains in the first half of 2006, but the portfolio's holdings in this sector lagged. Oil refiner Sunoco posted a double-digit decline as weaker margins and costs associated with stricter fuel standards led to a disappointing earnings report.

Although stock selection in the information technology sector was generally positive during the period, the portfolio's biggest individual detractor from relative results was a technology stock--online auctioneer eBay. Investor expectations of slowing online sales and increased competition--most notably from Google--put downward pressure on eBay's stock price.

LOOKING AHEAD

Volatility in the stock market has increased recently as investors grapple with uncertainty surrounding inflation data, the sustainability of the economic expansion, and Federal Reserve interest rate policy. Although this environment has been challenging for growth stocks, we believe that our investment approach--which features a disciplined stock selection process and a risk control element--will produce favorable long-term results.

DISCIPLINED GROWTH'S FIVE LARGEST
OVERWEIGHTS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S          RUSSELL 1000
                                           STOCKS             GROWTH INDEX
--------------------------------------------------------------------------------
Boeing Co.                                  4.80%                 1.00%
--------------------------------------------------------------------------------
Global Payments Inc.                        3.13%                 0.05%
--------------------------------------------------------------------------------
McKesson Corp.                              2.50%                 0.15%
--------------------------------------------------------------------------------
General Mills, Inc.                         2.33%                 0.03%
--------------------------------------------------------------------------------
Praxair, Inc.                               2.52%                 0.27%
--------------------------------------------------------------------------------

DISCIPLINED GROWTH'S FIVE LARGEST
UNDERWEIGHTS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S          RUSSELL 1000
                                           STOCKS             GROWTH INDEX
--------------------------------------------------------------------------------
General Electric Co.                         --                   2.54%
--------------------------------------------------------------------------------
Johnson & Johnson                            --                   2.40%
--------------------------------------------------------------------------------
Microsoft Corporation                       1.00%                 3.15%
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                        --                   1.80%
--------------------------------------------------------------------------------
Intel Corp.                                  --                   1.68%
--------------------------------------------------------------------------------

------
5

Disciplined Growth - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                           ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.6%

AEROSPACE & DEFENSE -- 6.4%
--------------------------------------------------------------------------------
            8,768  Boeing Co.                                           $   719
--------------------------------------------------------------------------------
            3,225  Lockheed Martin Corp.                                    231
--------------------------------------------------------------------------------
                                                                            950
--------------------------------------------------------------------------------
AUTO COMPONENTS(1)
--------------------------------------------------------------------------------
               38  Goodyear Tire & Rubber Co.
                   (The)(2)(3)                                               --
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 3.3%
--------------------------------------------------------------------------------
            6,494  Alkermes Inc.(2)(3)                                      123
--------------------------------------------------------------------------------
            2,978  Amgen Inc.(2)                                            194
--------------------------------------------------------------------------------
            2,349  Biogen Idec Inc.(2)                                      109
--------------------------------------------------------------------------------
              711  Genzyme Corp.(2)                                          43
--------------------------------------------------------------------------------
              751  ImClone Systems Inc.(2)(3)                                29
--------------------------------------------------------------------------------
                                                                            498
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 1.9%
--------------------------------------------------------------------------------
              293  Calamos Asset Management, Inc.
                   Cl A(3)                                                    8
--------------------------------------------------------------------------------
              299  Investment Technology Group Inc.(2)                       15
--------------------------------------------------------------------------------
            3,100  Schwab (Charles) Corp.                                    50
--------------------------------------------------------------------------------
            4,345  SEI Investments Co.(3)                                   213
--------------------------------------------------------------------------------
                                                                            286
--------------------------------------------------------------------------------
CHEMICALS -- 5.2%
--------------------------------------------------------------------------------
            4,106  Celanese Corp., Series A                                  84
--------------------------------------------------------------------------------
            1,630  H.B. Fuller Company                                       71
--------------------------------------------------------------------------------
            6,358  Hercules Inc.(2)                                          97
--------------------------------------------------------------------------------
            1,885  Monsanto Co.                                             159
--------------------------------------------------------------------------------
            6,998  Praxair, Inc.                                            377
--------------------------------------------------------------------------------
                                                                            788
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 2.9%
--------------------------------------------------------------------------------
            3,373  Corporate Executive Board Co. (The)                      338
--------------------------------------------------------------------------------
            2,236  Herman Miller Inc.                                        58
--------------------------------------------------------------------------------
            1,085  Monster Worldwide Inc.(2)(3)                              46
--------------------------------------------------------------------------------
                                                                            442
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.4%
--------------------------------------------------------------------------------
           11,156  Cisco Systems Inc.(2)                                    219
--------------------------------------------------------------------------------
            4,940  Corning Inc.(2)                                          119
--------------------------------------------------------------------------------
              683  QUALCOMM Inc.                                             27
--------------------------------------------------------------------------------
                                                                            365
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 5.3%
--------------------------------------------------------------------------------
              343  Apple Computer, Inc.(2)                                   20
--------------------------------------------------------------------------------
              409  Brocade Communications System(2)(3)                        3
--------------------------------------------------------------------------------
            2,083  Dell Inc.(2)                                              51
--------------------------------------------------------------------------------
            1,852  EMC Corp.(2)                                              20
--------------------------------------------------------------------------------
            8,677  Hewlett-Packard Co.                                      275
--------------------------------------------------------------------------------
            5,659  International Business Machines
                   Corp.                                                    434
--------------------------------------------------------------------------------
                                                                            803
--------------------------------------------------------------------------------

Shares                           ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.2%
--------------------------------------------------------------------------------
              537  McDermott International, Inc.(2)                     $    24
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 2.2%
--------------------------------------------------------------------------------
            5,673  American Express Co.                                     302
--------------------------------------------------------------------------------
              384  Capital One Financial Corp.                               33
--------------------------------------------------------------------------------
                                                                            335
--------------------------------------------------------------------------------
DISTRIBUTORS -- 0.2%
--------------------------------------------------------------------------------
              912  Building Materials Holding Corp.                          25
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES -- 0.3%
--------------------------------------------------------------------------------
              855  Apollo Group Inc. Cl A(2)(3)                              44
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 3.0%
--------------------------------------------------------------------------------
              480  CBOT Holdings, Inc. Cl A(2)(3)                            57
--------------------------------------------------------------------------------
            7,218  McGraw-Hill Companies, Inc. (The)                        363
--------------------------------------------------------------------------------
              555  Moody's Corp.                                             30
--------------------------------------------------------------------------------
                                                                            450
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.7%
--------------------------------------------------------------------------------
            2,126  Smith (A.O.) Corp.                                        99
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.3%
--------------------------------------------------------------------------------
            1,334  Itron Inc.(2)(3)                                          79
--------------------------------------------------------------------------------
              212  Molex Inc.(3)                                              7
--------------------------------------------------------------------------------
            3,059  Plexus Corp.(2)                                          105
--------------------------------------------------------------------------------
                                                                            191
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 1.1%
--------------------------------------------------------------------------------
              696  Maverick Tube Corp.(2)(3)                                 44
--------------------------------------------------------------------------------
            3,703  Pride International Inc.(2)                              116
--------------------------------------------------------------------------------
                                                                            160
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.5%
--------------------------------------------------------------------------------
            6,229  Kroger Co. (The)                                         136
--------------------------------------------------------------------------------
            1,897  Longs Drug Stores Corp.                                   87
--------------------------------------------------------------------------------
                                                                            223
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.5%
--------------------------------------------------------------------------------
              719  Campbell Soup Company                                     27
--------------------------------------------------------------------------------
            6,753  General Mills, Inc.(3)                                   349
--------------------------------------------------------------------------------
                                                                            376
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.1%
--------------------------------------------------------------------------------
            1,100  Hospira Inc.(2)                                           47
--------------------------------------------------------------------------------
            5,376  Immucor, Inc.(2)(3)                                      103
--------------------------------------------------------------------------------
            2,348  Kinetic Concepts Inc.(2)(3)                              104
--------------------------------------------------------------------------------
            1,423  Kyphon Inc.(2)                                            55
--------------------------------------------------------------------------------
                                                                            309
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 9.9%
--------------------------------------------------------------------------------
              793  AMERIGROUP Corporation(2)                                 25
--------------------------------------------------------------------------------
              773  AmerisourceBergen Corp.                                   32
--------------------------------------------------------------------------------
              639  Caremark Rx Inc.                                          32
--------------------------------------------------------------------------------
              481  Express Scripts, Inc.(2)                                  35
--------------------------------------------------------------------------------
            3,677  Healthways, Inc.(2)                                      194
--------------------------------------------------------------------------------
            3,315  Humana Inc.(2)                                           178
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
6

Disciplined Growth - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                           ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

            7,913  McKesson Corp.                                       $   374
--------------------------------------------------------------------------------
            5,467  Sierra Health Services, Inc.(2)(3)                       246
--------------------------------------------------------------------------------
            6,290  UnitedHealth Group Incorporated                          282
--------------------------------------------------------------------------------
            1,597  WellCare Health Plans Inc.(2)(3)                          78
--------------------------------------------------------------------------------
               45  WellPoint Inc.(2)                                          3
--------------------------------------------------------------------------------
                                                                          1,479
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 3.3%
--------------------------------------------------------------------------------
            1,975  Choice Hotels International Inc.(3)                      120
--------------------------------------------------------------------------------
            5,661  Darden Restaurants, Inc.(3)                              223
--------------------------------------------------------------------------------
            4,166  Starbucks Corporation(2)                                 157
--------------------------------------------------------------------------------
                                                                            500
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS -- 2.7%
--------------------------------------------------------------------------------
            7,087  AES Corporation (The)(2)                                 131
--------------------------------------------------------------------------------
            4,487  TXU Corp.                                                268
--------------------------------------------------------------------------------
                                                                            399
--------------------------------------------------------------------------------
INSURANCE -- 1.1%
--------------------------------------------------------------------------------
            1,164  Arch Capital Group Ltd.(2)                                69
--------------------------------------------------------------------------------
            2,992  Berkley (W.R.) Corp.                                     102
--------------------------------------------------------------------------------
                                                                            171
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 3.2%
--------------------------------------------------------------------------------
            5,026  eBay Inc.(2)                                             147
--------------------------------------------------------------------------------
              454  Google Inc. Cl A(2)                                      190
--------------------------------------------------------------------------------
           10,897  RealNetworks Inc.(2)                                     117
--------------------------------------------------------------------------------
            1,408  Websense Inc.(2)(3)                                       29
--------------------------------------------------------------------------------
                                                                            483
--------------------------------------------------------------------------------
IT SERVICES -- 4.6%
--------------------------------------------------------------------------------
            4,524  Accenture Ltd. Cl A                                      128
--------------------------------------------------------------------------------
            4,081  Acxiom Corp.                                             102
--------------------------------------------------------------------------------
            9,663  Global Payments Inc.                                     469
--------------------------------------------------------------------------------
                                                                            699
--------------------------------------------------------------------------------
MACHINERY -- 1.9%
--------------------------------------------------------------------------------
            2,042  Cummins Inc.(3)                                          250
--------------------------------------------------------------------------------
              887  Manitowoc Co.                                             39
--------------------------------------------------------------------------------
                                                                            289
--------------------------------------------------------------------------------
MEDIA -- 2.1%
--------------------------------------------------------------------------------
           19,051  DIRECTV Group, Inc. (The)(2)                             314
--------------------------------------------------------------------------------
METALS & MINING -- 3.3%
--------------------------------------------------------------------------------
              433  Freeport-McMoRan Copper & Gold,
                   Inc. Cl B                                                 24
--------------------------------------------------------------------------------
            4,904  Nucor Corp.                                              266
--------------------------------------------------------------------------------
            3,153  Steel Dynamics Inc.(3)                                   207
--------------------------------------------------------------------------------
                                                                            497
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 3.3%
--------------------------------------------------------------------------------
            9,894  Big Lots Inc.(2)(3)                                      169
--------------------------------------------------------------------------------
            8,384  Dollar Tree Stores Inc.(2)                               222
--------------------------------------------------------------------------------
            1,334  Kohl's Corp.(2)                                           79
--------------------------------------------------------------------------------

Shares                           ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

              838  Nordstrom, Inc.                                      $    31
--------------------------------------------------------------------------------
                                                                            501
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 0.5%
--------------------------------------------------------------------------------
              961  Exxon Mobil Corp.                                         59
--------------------------------------------------------------------------------
              346  Valero Energy Corp.                                       23
--------------------------------------------------------------------------------
                                                                             82
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 2.8%
--------------------------------------------------------------------------------
            4,109  Endo Pharmaceuticals Holdings Inc.(2)                    136
--------------------------------------------------------------------------------
            1,106  King Pharmaceuticals, Inc.(2)                             19
--------------------------------------------------------------------------------
              629  Merck & Co., Inc.                                         23
--------------------------------------------------------------------------------
            1,270  MGI Pharma Inc.(2)(3)                                     27
--------------------------------------------------------------------------------
            1,026  Mylan Laboratories Inc.                                   21
--------------------------------------------------------------------------------
           10,199  Schering-Plough Corp.                                    193
--------------------------------------------------------------------------------
                                                                            419
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 7.8%
--------------------------------------------------------------------------------
            4,349  Advanced Micro Devices, Inc.(2)                          106
--------------------------------------------------------------------------------
            1,033  Broadcom Corp. Cl A(2)                                    31
--------------------------------------------------------------------------------
            4,491  Fairchild Semiconductor
                   International, Inc.(2)(3)                                 82
--------------------------------------------------------------------------------
            5,722  Freescale Semiconductor Inc. Cl B(2)                     168
--------------------------------------------------------------------------------
            2,855  Lam Research Corp.(2)                                    133
--------------------------------------------------------------------------------
            4,934  Micron Technology, Inc.(2)                                74
--------------------------------------------------------------------------------
            8,675  National Semiconductor Corp.                             207
--------------------------------------------------------------------------------
            1,363  NVIDIA Corp.(2)                                           29
--------------------------------------------------------------------------------
            8,949  ON Semiconductor Corp.(2)(3)                              53
--------------------------------------------------------------------------------
            8,096  Texas Instruments Inc.                                   245
--------------------------------------------------------------------------------
            1,363  Zoran Corp.(2)                                            33
--------------------------------------------------------------------------------
                                                                          1,161
--------------------------------------------------------------------------------
SOFTWARE -- 3.3%
--------------------------------------------------------------------------------
            1,728  Autodesk, Inc.(2)                                         60
--------------------------------------------------------------------------------
              765  BMC Software Inc.(2)                                      18
--------------------------------------------------------------------------------
            5,192  Cadence Design Systems Inc.(2)                            89
--------------------------------------------------------------------------------
              752  Cerner Corporation(2)(3)                                  28
--------------------------------------------------------------------------------
            1,090  McAfee Inc.(2)(3)                                         26
--------------------------------------------------------------------------------
            6,383  Microsoft Corporation                                    149
--------------------------------------------------------------------------------
              745  Oracle Corp.(2)                                           11
--------------------------------------------------------------------------------
            2,183  Red Hat Inc.(2)                                           51
--------------------------------------------------------------------------------
            2,631  Salesforce.com Inc.(2)(3)                                 70
--------------------------------------------------------------------------------
                                                                            502
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 5.6%
--------------------------------------------------------------------------------
            4,820  American Eagle Outfitters, Inc.                          164
--------------------------------------------------------------------------------
              188  AnnTaylor Stores Corporation(2)                            8
--------------------------------------------------------------------------------
               26  Barnes & Noble Inc.                                        1
--------------------------------------------------------------------------------
            2,109  Dress Barn Inc.(2)(3)                                     53
--------------------------------------------------------------------------------
            2,562  Group 1 Automotive, Inc.                                 144
--------------------------------------------------------------------------------
              669  Guess?, Inc.(2)(3)                                        28
--------------------------------------------------------------------------------
            2,539  Gymboree Corp.(2)(3)                                      88
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
7

Disciplined Growth - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                           ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

            2,811  Lowe's Companies, Inc.                               $   172
--------------------------------------------------------------------------------
            2,136  OfficeMax Inc.                                            87
--------------------------------------------------------------------------------
              151  Pantry Inc. (The)(2)                                       9
--------------------------------------------------------------------------------
            2,475  Payless ShoeSource, Inc.(2)                               67
--------------------------------------------------------------------------------
            1,012  Select Comfort Corp.(2)(3)                                23
--------------------------------------------------------------------------------
                                                                            844
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.3%
--------------------------------------------------------------------------------
              641  Brown Shoe Company, Inc.                                  22
--------------------------------------------------------------------------------
              937  Coach Inc.(2)                                             28
--------------------------------------------------------------------------------
                                                                             50
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 1.2%
--------------------------------------------------------------------------------
            2,802  WESCO International Inc.(2)                              187
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
--------------------------------------------------------------------------------
            1,441  Sprint Nextel Corp.                                       29
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $14,556)                                                           14,974
--------------------------------------------------------------------------------

COLLATERAL RECEIVED FOR
SECURITIES LENDING(4) -- 15.9%

Repurchase Agreement, UBS AG, (collateralized by
various U.S. Government Agency obligations in a
pooled account at the lending agent), 5.31%,
dated 6/30/06, due 7/3/06 (Delivery value $2,392)
(Cost $2,391)                                                           $ 2,391
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 115.5%
(Cost $16,947)                                                           17,365
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (15.5)%                                  (2,331)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                              $15,034
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(1) Industry is less than 0.05% of total net assets.

(2) Non-income producing.

(3) Security, of a portion thereof, was on loan as of June 30, 2006.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
8

Equity Growth - Performance

TOTAL RETURNS AS OF JUNE 30, 2006
                                         ----------------------------
                                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                              SINCE    INCEPTION
                    6 MONTHS(1)  1 YEAR  5 YEARS  10 YEARS  INCEPTION     DATE
--------------------------------------------------------------------------------
INVESTOR CLASS         2.95%      8.79%   4.15%     9.19%    11.03%      5/9/91
--------------------------------------------------------------------------------
S&P 500 INDEX(2)       2.71%      8.63%   2.49%     8.32%    10.43%        --
--------------------------------------------------------------------------------
Institutional Class    3.04%      9.01%   4.37%       --      5.41%      1/2/98
--------------------------------------------------------------------------------
Advisor Class          2.83%      8.48%   3.88%       --      4.75%      10/9/97
--------------------------------------------------------------------------------
C Class                                                                  7/18/01
  No sales charge*     2.42%      7.65%     --        --      3.50%
  With sales charge*   1.42%      7.65%     --        --      3.50%
--------------------------------------------------------------------------------
R Class                2.71%        --      --        --      3.89%(1)   7/29/05
--------------------------------------------------------------------------------
*Sales charges include contingent deferred sales charges (CDSCs). C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%.
 Please see the Share Class Information page for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. (c)2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
9

Equity Growth - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made June 30, 1996

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended June 30
----------------------------------------------------------------------------------------------------
                 1997     1998     1999    2000     2001     2002    2003     2004     2005    2006
----------------------------------------------------------------------------------------------------
Investor Class  34.53%   37.74%   14.61%   9.35%  -15.34%  -16.81%   1.35%   21.20%   10.27%   8.79%
----------------------------------------------------------------------------------------------------
S&P 500 Index   34.70%   30.16%   22.76%   7.25%  -14.83%  -17.99%   0.25%   19.11%    6.32%   8.63%
----------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

Equity Growth - Portfolio Commentary

PORTFOLIO MANAGERS: BILL MARTIN, TOM VAIANA, AND FEI ZOU

PERFORMANCE SUMMARY

For the six months ended June 30, 2006, Equity Growth returned 2.95%*, ahead of the 2.71% return of the S&P 500 Index.

The fund's investment approach emphasizes stock selection over sector weightings, and as a result, stock selection typically has the most significant impact on performance relative to the benchmark index. In the first half of
2006, stock selection proved favorable in six of the ten market sectors, helping
Equity Growth outpace the S&P 500.

INDUSTRIALS OUTPERFORMED

By far, stock selection was most successful in the industrial sector, where the portfolio focused on stocks poised to benefit from the continuing strength of the economy. The best relative performance contributor in the portfolio was engine maker Cummins, which was also one of the fund's largest overweights.
Despite higher raw materials costs, Cummins was able to improve profit margins and raise its 2006 earnings projections thanks to strong industrial demand for its products.

Airplane manufacturer Boeing was another top contributor to relative results.
The company saw a sizable increase in new plane orders, particularly from Asia, and continued to regain market share from its main rival Airbus.

The fund also benefited from a substantial underweight in industrial conglomerates, which was the only segment of the industrial sector to decline during the six-month period. In particular, we avoided General Electric, which declined after reporting disappointing revenues.

POSITIVE CONTRIBUTIONS FROM CYCLICAL STOCKS

Stock choices in other economically sensitive sectors--including utilities, materials, and energy--enhanced fund performance relative to the S&P 500. In the utilities sector, the top contributor was Texas-based electric utility TXU, which reported better-than-expected earnings despite an unseasonably mild winter by improving profit margins. Steelmaker Nucor produced the best results in the materials sector, benefiting from soaring steel prices driven by increased demand from China.

Energy was the best-performing sector in the market during the period. The fund's

TOP TEN HOLDINGS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
Exxon Mobil Corp.                           4.6%                  4.0%
--------------------------------------------------------------------------------
Citigroup Inc.                              3.3%                   --
--------------------------------------------------------------------------------
Chevron Corp.                               2.8%                  0.9%
--------------------------------------------------------------------------------
International Business
Machines Corp.                              2.5%                  1.3%
--------------------------------------------------------------------------------
Hewlett-Packard Co.                         2.3%                  0.9%
--------------------------------------------------------------------------------
Goldman Sachs
Group, Inc. (The)                           2.1%                   --
--------------------------------------------------------------------------------
Boeing Co.                                  2.0%                  0.1%
--------------------------------------------------------------------------------
TXU Corp.                                   2.0%                  1.6%
--------------------------------------------------------------------------------
Cummins Inc.                                1.7%                  1.3%
--------------------------------------------------------------------------------
Coca-Cola Company
(The)                                       1.7%                  1.5%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.
 Total returns for periods less than one year are not annualized.

                                                                    (continued)

------
11

Equity Growth - Portfolio Commentary

overweight in oil and gas producers, including Kerr-McGee and Marathon Oil, contributed favorably to relative performance. Kerr-McGee soared after agreeing to be acquired by Anadarko Petroleum at a 40% premium, while Marathon Oil doubled its quarterly profits from the previous year thanks to higher refining margins and strong sales.

FINANCIALS, CONSUMER DISCRETIONARY LAGGED

Equity Growth's financial stocks, which comprised the largest sector weighting in the portfolio, detracted the most from performance compared with the index.
Stock selection among capital markets firms and diversified financial services providers hindered results the most. We added positions in brokerage firms
Goldman Sachs and Lehman Brothers at the end of the first quarter, and these stocks fell subsequently as investors grew nervous about the near-term outlook for the economy and financial markets.

Consumer stocks also weighed on results--the three biggest individual detractors from relative performance came from the consumer staples and consumer discretionary sectors. Poultry producer Pilgrim's Pride was the worst performer as fears of avian flu and falling poultry prices hurt the company's earnings.
Goodyear Tire & Rubber struggled with a weak auto market and soaring costs for rubber and other raw materials. Bookseller Barnes & Noble reported solid earnings but disappointed investors with declining same-store sales growth.

Another area of weakness was the health care sector, particularly among biotechnology and pharmaceutical companies. Amgen, a leading biotech firm and sizable overweight in the portfolio, declined on concerns about a potential competitor to one of its major drug franchises.

LOOKING AHEAD

Volatility in the stock market has increased recently as investors grapple with uncertainty surrounding inflation data, the sustainability of the economic expansion, and Federal Reserve interest rate policy. Regardless of the market environment, however, we believe that our disciplined, balanced investment approach will produce favorable long-term results.

EQUITY GROWTH'S FIVE LARGEST
OVERWEIGHTS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
--------------------------------------------------------------------------------
TXU Corp.                                   1.96%                 0.24%
--------------------------------------------------------------------------------
Cummins Inc.                                1.73%                 0.05%
--------------------------------------------------------------------------------
Chevron Corp.                               2.78%                 1.20%
--------------------------------------------------------------------------------
Goldman Sachs
Group, Inc. (The)                           2.11%                 0.57%
--------------------------------------------------------------------------------
Hewlett-Packard Co.                         2.27%                 0.77%
--------------------------------------------------------------------------------

EQUITY GROWTH'S FIVE LARGEST
UNDERWEIGHTS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
--------------------------------------------------------------------------------
General Electric Co.                         --                   2.98%
--------------------------------------------------------------------------------
Procter & Gamble Co.
(The)                                        --                   1.59%
--------------------------------------------------------------------------------
Microsoft Corporation                       0.28%                 1.78%
--------------------------------------------------------------------------------
Pfizer Inc.                                 0.04%                 1.50%
--------------------------------------------------------------------------------
Johnson & Johnson                           0.15%                 1.54%
--------------------------------------------------------------------------------

------
12

Equity Growth - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.9%

AEROSPACE & DEFENSE -- 2.6%
--------------------------------------------------------------------------------
          735,856  Boeing Co.                                        $   60,274
--------------------------------------------------------------------------------
          228,989  Lockheed Martin Corp.                                 16,428
--------------------------------------------------------------------------------
                                                                         76,702
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 0.6%
--------------------------------------------------------------------------------
           32,805  FedEx Corporation                                      3,834
--------------------------------------------------------------------------------
          163,267  United Parcel Service, Inc. Cl B                      13,441
--------------------------------------------------------------------------------
                                                                         17,275
--------------------------------------------------------------------------------
AIRLINES -- 0.1%
--------------------------------------------------------------------------------
          146,155  Southwest Airlines Co.                                 2,393
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 0.3%
--------------------------------------------------------------------------------
          475,375  ArvinMeritor Inc.(1)                                   8,172
--------------------------------------------------------------------------------
BEVERAGES -- 2.7%
--------------------------------------------------------------------------------
        1,154,170  Coca-Cola Company (The)                               49,653
--------------------------------------------------------------------------------
          726,572  Pepsi Bottling Group Inc.                             23,359
--------------------------------------------------------------------------------
          101,402  PepsiCo, Inc.                                          6,088
--------------------------------------------------------------------------------
                                                                         79,100
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.1%
--------------------------------------------------------------------------------
          562,448  Alkermes Inc.(1)(2)                                   10,642
--------------------------------------------------------------------------------
          676,612  Amgen Inc.(2)                                         44,135
--------------------------------------------------------------------------------
           35,510  Biogen Idec Inc.(2)                                    1,645
--------------------------------------------------------------------------------
          106,554  ImClone Systems Inc.(1)(2)                             4,117
--------------------------------------------------------------------------------
                                                                         60,539
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.6%
--------------------------------------------------------------------------------
           37,961  Universal Forest Products Inc.                         2,381
--------------------------------------------------------------------------------
          197,239  USG Corp.(1)(2)                                       14,385
--------------------------------------------------------------------------------
                                                                         16,766
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 6.1%
--------------------------------------------------------------------------------
          412,031  Goldman Sachs Group, Inc. (The)                       61,982
--------------------------------------------------------------------------------
          587,540  Lehman Brothers Holdings Inc.                         38,278
--------------------------------------------------------------------------------
          660,929  Mellon Financial Corp.                                22,756
--------------------------------------------------------------------------------
          496,631  Morgan Stanley                                        31,392
--------------------------------------------------------------------------------
          296,617  Northern Trust Corp.                                  16,403
--------------------------------------------------------------------------------
          144,245  State Street Corp.                                     8,379
--------------------------------------------------------------------------------
                                                                        179,190
--------------------------------------------------------------------------------
CHEMICALS -- 1.6%
--------------------------------------------------------------------------------
        1,160,974  Celanese Corp., Series A                              23,707
--------------------------------------------------------------------------------
          144,764  Hercules Inc.(2)                                       2,209
--------------------------------------------------------------------------------
          716,287  Lyondell Chemical Co.                                 16,231
--------------------------------------------------------------------------------
          214,217  Westlake Chemical Corp.(1)                             6,384
--------------------------------------------------------------------------------
                                                                         48,531
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 3.2%
--------------------------------------------------------------------------------
          953,693  Bank of America Corp.                                 45,872
--------------------------------------------------------------------------------
           21,768  KeyCorp                                                  777
--------------------------------------------------------------------------------
           53,331  PNC Financial Services Group                           3,742
--------------------------------------------------------------------------------
           33,750  U.S. Bancorp                                           1,042
--------------------------------------------------------------------------------

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

           63,901  Wachovia Corp.                                    $    3,456
--------------------------------------------------------------------------------
          595,074  Wells Fargo & Co.                                     39,918
--------------------------------------------------------------------------------
                                                                         94,807
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
--------------------------------------------------------------------------------
            1,604  Corporate Executive Board Co.
                   (The)                                                    161
--------------------------------------------------------------------------------
            3,731  Dun & Bradstreet Corp.(2)                                260
--------------------------------------------------------------------------------
          293,866  John H. Harland Company(1)                            12,783
--------------------------------------------------------------------------------
           74,743  Waste Management, Inc.                                 2,682
--------------------------------------------------------------------------------
                                                                         15,886
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.2%
--------------------------------------------------------------------------------
        1,544,490  Cisco Systems Inc.(2)                                 30,164
--------------------------------------------------------------------------------
          190,921  Motorola, Inc.                                         3,847
--------------------------------------------------------------------------------
                                                                         34,011
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 5.0%
--------------------------------------------------------------------------------
        2,111,641  Hewlett-Packard Co.                                   66,897
--------------------------------------------------------------------------------
          958,285  International Business Machines
                   Corp.                                                 73,615
--------------------------------------------------------------------------------
           15,553  Komag, Inc.(1)(2)                                        718
--------------------------------------------------------------------------------
           84,290  Lexmark International, Inc. Cl A(2)                    4,706
--------------------------------------------------------------------------------
                                                                        145,936
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.3%
--------------------------------------------------------------------------------
          210,049  McDermott International, Inc.(1)(2)                    9,551
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 3.3%
--------------------------------------------------------------------------------
          651,943  American Express Co.                                  34,696
--------------------------------------------------------------------------------
          534,172  AmeriCredit Corp.(1)(2)                               14,914
--------------------------------------------------------------------------------
          572,249  Capital One Financial Corp.                           48,899
--------------------------------------------------------------------------------
                                                                         98,509
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.6%
--------------------------------------------------------------------------------
          393,775  Temple-Inland Inc.                                    16,881
--------------------------------------------------------------------------------
DISTRIBUTORS -- 0.1%
--------------------------------------------------------------------------------
          137,394  Building Materials Holding Corp.(1)                    3,829
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 4.6%
--------------------------------------------------------------------------------
        2,007,291  Citigroup Inc.                                        96,832
--------------------------------------------------------------------------------
           82,602  J.P. Morgan Chase & Co.                                3,469
--------------------------------------------------------------------------------
          696,936  McGraw-Hill Companies, Inc.
                   (The)                                                 35,007
--------------------------------------------------------------------------------
                                                                        135,308
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.4%
--------------------------------------------------------------------------------
          474,004  AT&T Inc.                                             13,220
--------------------------------------------------------------------------------
          291,502  BellSouth Corp.                                       10,552
--------------------------------------------------------------------------------
           21,049  CenturyTel Inc.                                          782
--------------------------------------------------------------------------------
          501,288  Verizon Communications Inc.                           16,788
--------------------------------------------------------------------------------
                                                                         41,342
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.8%
--------------------------------------------------------------------------------
          571,406  FirstEnergy Corp.                                     30,975
--------------------------------------------------------------------------------
          882,297  Pepco Holdings, Inc.(1)                               20,805
--------------------------------------------------------------------------------
                                                                         51,780
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
13

Equity Growth - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.1%
--------------------------------------------------------------------------------
            5,048  Acuity Brands Inc.(1)                             $      196
--------------------------------------------------------------------------------
           19,498  Emerson Electric Co.                                   1,635
--------------------------------------------------------------------------------
                                                                          1,831
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.0%
--------------------------------------------------------------------------------
          770,080  Arrow Electronics, Inc.(2)                            24,797
--------------------------------------------------------------------------------
          160,224  Plexus Corp.(1)(2)                                     5,481
--------------------------------------------------------------------------------
                                                                         30,278
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 0.4%
--------------------------------------------------------------------------------
        1,610,805  Grey Wolf Inc.(1)(2)                                  12,403
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.3%
--------------------------------------------------------------------------------
        1,056,637  Kroger Co. (The)                                      23,099
--------------------------------------------------------------------------------
          273,816  Longs Drug Stores Corp.(1)                            12,491
--------------------------------------------------------------------------------
           50,364  Supervalu Inc.                                         1,546
--------------------------------------------------------------------------------
                                                                         37,136
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.6%
--------------------------------------------------------------------------------
        1,138,164  Campbell Soup Company                                 42,237
--------------------------------------------------------------------------------
          527,475  General Mills, Inc.                                   27,249
--------------------------------------------------------------------------------
            5,352  Seaboard Corp.(1)                                      6,851
--------------------------------------------------------------------------------
                                                                         76,337
--------------------------------------------------------------------------------
GAS UTILITIES(3)
--------------------------------------------------------------------------------
           22,114  UGI Corp.(1)                                             544
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.5%
--------------------------------------------------------------------------------
           13,351  Alcon Inc.                                             1,316
--------------------------------------------------------------------------------
          521,243  Becton Dickinson & Co.                                31,863
--------------------------------------------------------------------------------
          111,356  Hospira Inc.(2)                                        4,782
--------------------------------------------------------------------------------
          157,912  Kinetic Concepts Inc.(1)(2)                            6,972
--------------------------------------------------------------------------------
                                                                         44,933
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 7.6%
--------------------------------------------------------------------------------
           20,475  Aetna Inc.(1)                                            818
--------------------------------------------------------------------------------
          843,289  AmerisourceBergen Corp.(1)                            35,351
--------------------------------------------------------------------------------
          428,706  Cardinal Health, Inc.                                 27,579
--------------------------------------------------------------------------------
          666,914  Humana Inc.(2)                                        35,813
--------------------------------------------------------------------------------
          996,730  McKesson Corp.                                        47,124
--------------------------------------------------------------------------------
          792,906  Sierra Health Services, Inc.(1)(2)                    35,705
--------------------------------------------------------------------------------
          688,285  UnitedHealth Group Incorporated                       30,821
--------------------------------------------------------------------------------
          281,175  WellCare Health Plans Inc.(1)(2)                      13,792
--------------------------------------------------------------------------------
                                                                        227,003
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 2.9%
--------------------------------------------------------------------------------
          606,520  Choice Hotels International Inc.(1)                   36,754
--------------------------------------------------------------------------------
          808,320  Darden Restaurants, Inc.(1)                           31,848
--------------------------------------------------------------------------------
          100,751  Domino's Pizza Inc.(1)                                 2,493
--------------------------------------------------------------------------------
           13,307  Papa John's International Inc.(1)(2)                     442
--------------------------------------------------------------------------------
          269,982  Yum! Brands, Inc.                                     13,572
--------------------------------------------------------------------------------
                                                                         85,109
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.7%
--------------------------------------------------------------------------------
          820,652  Colgate-Palmolive Co.                                 49,157
--------------------------------------------------------------------------------

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS &  ENERGY TRADERS -- 2.9%
--------------------------------------------------------------------------------
        1,484,395  AES Corporation (The)(2)                          $   27,387
--------------------------------------------------------------------------------
          966,450  TXU Corp.                                             57,784
--------------------------------------------------------------------------------
                                                                         85,171
--------------------------------------------------------------------------------
INSURANCE -- 4.2%
--------------------------------------------------------------------------------
          208,690  Ace, Ltd.                                             10,558
--------------------------------------------------------------------------------
          436,106  Arch Capital Group Ltd.(2)                            25,931
--------------------------------------------------------------------------------
        1,102,621  Berkley (W.R.) Corp.                                  37,632
--------------------------------------------------------------------------------
          410,645  Chubb Corp.                                           20,491
--------------------------------------------------------------------------------
          354,395  First American Financial Corp.
                   (The)                                                 14,980
--------------------------------------------------------------------------------
           91,827  LandAmerica Financial Group
                   Inc.(1)                                                5,932
--------------------------------------------------------------------------------
          175,312  Zenith National Insurance Corp.                        6,955
--------------------------------------------------------------------------------
                                                                        122,479
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.3%
--------------------------------------------------------------------------------
          732,865  RealNetworks Inc.(2)                                   7,842
--------------------------------------------------------------------------------
IT SERVICES -- 2.5%
--------------------------------------------------------------------------------
        1,008,673  Accenture Ltd. Cl A                                   28,566
--------------------------------------------------------------------------------
          906,048  Acxiom Corp.(1)                                       22,651
--------------------------------------------------------------------------------
          472,202  Global Payments Inc.(1)                               22,925
--------------------------------------------------------------------------------
                                                                         74,142
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES -- 0.9%
--------------------------------------------------------------------------------
          836,642  Applera Corporation - Applied
                   Biosystems Group                                      27,065
--------------------------------------------------------------------------------
MACHINERY -- 1.7%
--------------------------------------------------------------------------------
          417,093  Cummins Inc.(1)                                       50,990
--------------------------------------------------------------------------------
MEDIA -- 2.5%
--------------------------------------------------------------------------------
        1,076,574  DIRECTV Group, Inc. (The)(2)                          17,763
--------------------------------------------------------------------------------
          887,514  Disney (Walt) Co.                                     26,626
--------------------------------------------------------------------------------
           98,167  John Wiley & Sons Inc. Cl A                            3,259
--------------------------------------------------------------------------------
        1,419,820  Time Warner Inc.                                      24,563
--------------------------------------------------------------------------------
                                                                         72,211
--------------------------------------------------------------------------------
METALS & MINING -- 2.8%
--------------------------------------------------------------------------------
          350,373  Freeport-McMoRan Copper &
                   Gold, Inc. Cl B(1)                                    19,414
--------------------------------------------------------------------------------
          669,758  Nucor Corp.                                           36,335
--------------------------------------------------------------------------------
          420,174  Steel Dynamics Inc.(1)                                27,622
--------------------------------------------------------------------------------
                                                                         83,371
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.1%
--------------------------------------------------------------------------------
          126,734  Vectren Corp.(1)                                       3,454
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 1.1%
--------------------------------------------------------------------------------
          639,490  Big Lots Inc.(1)(2)                                   10,922
--------------------------------------------------------------------------------
          536,640  Dollar Tree Stores Inc.(1)(2)                         14,222
--------------------------------------------------------------------------------
          102,965  J.C. Penney Co. Inc.                                   6,951
--------------------------------------------------------------------------------
            4,252  Sears Holdings Corp.(2)                                  658
--------------------------------------------------------------------------------
                                                                         32,753
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
14

Equity Growth - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 9.7%
--------------------------------------------------------------------------------
        1,318,206  Chevron Corp.                                     $   81,808
--------------------------------------------------------------------------------
        2,223,907  Exxon Mobil Corp.                                    136,436
--------------------------------------------------------------------------------
            2,507  Frontier Oil Corp.(1)                                     81
--------------------------------------------------------------------------------
          264,991  Marathon Oil Corp.                                    22,074
--------------------------------------------------------------------------------
           89,219  Occidental Petroleum Corp.                             9,149
--------------------------------------------------------------------------------
          101,105  Tesoro Corporation                                     7,518
--------------------------------------------------------------------------------
          486,857  Valero Energy Corp.                                   32,386
--------------------------------------------------------------------------------
                                                                        289,452
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.4%
--------------------------------------------------------------------------------
          472,776  Louisiana-Pacific Corp.(1)                            10,354
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.7%
--------------------------------------------------------------------------------
           92,697  Alpharma Inc. Cl A(1)                                  2,228
--------------------------------------------------------------------------------
          210,918  Endo Pharmaceuticals Holdings
                   Inc.(2)                                                6,956
--------------------------------------------------------------------------------
           73,779  Johnson & Johnson                                      4,421
--------------------------------------------------------------------------------
        1,033,837  King Pharmaceuticals, Inc.(2)                         17,576
--------------------------------------------------------------------------------
          456,743  Merck & Co., Inc.                                     16,639
--------------------------------------------------------------------------------
           46,022  Pfizer Inc.                                            1,080
--------------------------------------------------------------------------------
                                                                         48,900
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
--------------------------------------------------------------------------------
            7,803  CBL & Associates Properties, Inc.                        304
--------------------------------------------------------------------------------
           79,764  Taubman Centers Inc.(1)                                3,262
--------------------------------------------------------------------------------
                                                                          3,566
--------------------------------------------------------------------------------
ROAD & RAIL -- 0.2%
--------------------------------------------------------------------------------
            7,581  Burlington Northern Santa Fe
                   Corp.                                                    601
--------------------------------------------------------------------------------
           32,265  Norfolk Southern Corp.                                 1,717
--------------------------------------------------------------------------------
           36,680  Union Pacific Corp.                                    3,410
--------------------------------------------------------------------------------
                                                                          5,728
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 2.0%
--------------------------------------------------------------------------------
          220,073  Freescale Semiconductor Inc.
                   Cl B(2)                                                6,470
--------------------------------------------------------------------------------
          292,958  Lam Research Corp.(2)                                 13,658
--------------------------------------------------------------------------------
        1,213,314  National Semiconductor Corp.                          28,938
--------------------------------------------------------------------------------
          326,955  ON Semiconductor Corp.(1)(2)                           1,922
--------------------------------------------------------------------------------
          274,318  Texas Instruments Inc.                                 8,309
--------------------------------------------------------------------------------
                                                                         59,297
--------------------------------------------------------------------------------

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
SOFTWARE -- 0.9%
--------------------------------------------------------------------------------
          302,574  BMC Software Inc.(2)                              $    7,232
--------------------------------------------------------------------------------
          118,830  Cadence Design Systems Inc.(2)                         2,038
--------------------------------------------------------------------------------
          126,995  Intuit Inc.(2)                                         7,669
--------------------------------------------------------------------------------
          354,049  Microsoft Corporation                                  8,249
--------------------------------------------------------------------------------
           45,862  Oracle Corp.(2)                                          665
--------------------------------------------------------------------------------
                                                                         25,853
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 3.8%
--------------------------------------------------------------------------------
          252,842  American Eagle Outfitters, Inc.                        8,607
--------------------------------------------------------------------------------
          857,790  Barnes & Noble Inc.(1)                                31,309
--------------------------------------------------------------------------------
          352,062  Group 1 Automotive, Inc.(1)                           19,835
--------------------------------------------------------------------------------
          300,959  Home Depot, Inc. (The)                                10,771
--------------------------------------------------------------------------------
          271,596  Lowe's Companies, Inc.                                16,478
--------------------------------------------------------------------------------
          326,778  OfficeMax Inc.(1)                                     13,316
--------------------------------------------------------------------------------
           47,988  Pantry Inc. (The)(1)(2)                                2,761
--------------------------------------------------------------------------------
           67,611  Payless ShoeSource, Inc.(2)                            1,837
--------------------------------------------------------------------------------
          144,367  Sherwin-Williams Co.(1)                                6,855
--------------------------------------------------------------------------------
                                                                        111,769
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.1%
--------------------------------------------------------------------------------
          100,727  Brown Shoe Company, Inc.(1)                            3,433
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 2.4%
--------------------------------------------------------------------------------
          515,718  Corus Bankshares Inc.(1)                              13,501
--------------------------------------------------------------------------------
          349,164  Downey Financial Corp.(1)                             23,692
--------------------------------------------------------------------------------
            2,918  FirstFed Financial Corp.(2)                              168
--------------------------------------------------------------------------------
          242,865  Golden West Financial Corp.                           18,021
--------------------------------------------------------------------------------
          340,269  Washington Mutual, Inc.                               15,509
--------------------------------------------------------------------------------
                                                                         70,891
--------------------------------------------------------------------------------
TOBACCO -- 0.8%
--------------------------------------------------------------------------------
          469,438  Loews Corp. - Carolina Group                          24,115
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 0.3%
--------------------------------------------------------------------------------
          129,320  WESCO International Inc.(1)(2)                         8,633
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
--------------------------------------------------------------------------------
          991,211  Sprint Nextel Corp.                                   19,814
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $2,663,508)                                                     2,942,522
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
15

Equity Growth - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

                                 ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 0.2%

Repurchase Agreement, Morgan Stanley Group,
Inc., (collateralized by various U.S. Treasury
obligations, 6.00%, 2/15/26, valued at $6,796),
in a joint trading account at 4.48%, dated
6/30/06, due 7/3/06 (Delivery value $6,602)
(Cost $6,600)                                                        $    6,600
--------------------------------------------------------------------------------
COLLATERAL RECEIVED FOR
SECURITIES LENDING(4) -- 9.9%

Repurchase Agreement, Morgan Stanley Group,
Inc., (collateralized by various U.S. Government
Agency obligations in a pooled account at the
lending agent), 5.25%, dated 6/30/06, due
7/3/06 (Delivery value $200,088)                                        200,000
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG, (collateralized
by various U.S. Government Agency obligations
in a pooled account at the lending agent),
5.31%, dated 6/30/06, due 7/3/06 (Delivery
value $90,390)                                                           90,350
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED FOR
SECURITIES LENDING
(Cost $290,350)                                                         290,350
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 110.0%
(Cost $2,960,458)                                                     3,239,472
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (10.0)%                                (293,499)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                           $2,945,973
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(1) Security, or a portion thereof, was on loan as of June 30, 2006.

(2) Non-income producing.

(3) Industry is less than 0.05% of total net assets.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
16

Income & Growth - Performance

TOTAL RETURNS AS OF JUNE 30, 2006
                                         ----------------------------
                                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                              SINCE    INCEPTION
                    6 MONTHS(1)  1 YEAR  5 YEARS  10 YEARS  INCEPTION     DATE
--------------------------------------------------------------------------------
INVESTOR CLASS         2.82%     7.24%    3.97%     9.08%    12.26%     12/17/90
--------------------------------------------------------------------------------
S&P 500 INDEX(2)       2.71%     8.63%    2.49%     8.32%    11.31%(3)     --
--------------------------------------------------------------------------------
Institutional Class    2.92%     7.45%    4.18%       --      5.72%      1/28/98
--------------------------------------------------------------------------------
Advisor Class          2.67%     6.98%    3.69%       --      5.31%     12/15/97
--------------------------------------------------------------------------------
C Class                                                                  6/28/01
   No sales charge*    2.32%     6.19%    2.92%       --      2.96%
   With sales charge*  1.32%     6.19%    2.92%       --      2.96%
--------------------------------------------------------------------------------
R Class                2.56%     6.72%(4)   --        --     11.26%(4)   8/29/03
--------------------------------------------------------------------------------
*Sales charges include contingent deferred sales charges (CDSCs). C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%.
 Please see the Share Class Information page for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. (c)2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 12/20/90, the date nearest the Investor Class's inception for which data are available.

(4) Class returns would have been lower if the class had not received partial reimbursements of its distribution and service fees.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
17

Income & Growth - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made June 30, 1996

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended June 30
----------------------------------------------------------------------------------------------------
                 1997     1998     1999    2000     2001     2002    2003     2004     2005    2006
----------------------------------------------------------------------------------------------------
Investor Class  33.10%   34.46%   18.89%   3.72%  -11.00%  -14.32%   0.79%   21.16%    8.28%   7.24%
----------------------------------------------------------------------------------------------------
S&P 500 Index   34.70%   30.16%   22.76%   7.25%  -14.83%  -17.99%   0.25%   19.11%    6.32%   8.63%
----------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
18

Income & Growth - Portfolio Commentary

PORTFOLIO MANAGERS: JOHN SCHNIEDWIND, KURT BORGWARDT, AND ZILI ZHANG

PERFORMANCE SUMMARY

For the six months ended June 30, 2006, Income & Growth posted a positive return that was in line with the performance of its benchmark index, the S&P 500 Index.
The portfolio returned 2.82%* for the six-month period, slightly ahead of the
2.71% return of the S&P 500.

The fund's investment approach emphasizes stock selection over sector weightings, and as a result, stock selection typically has the most significant impact on performance relative to the benchmark index. In the first half of
2006, stock selection was mixed but successful enough for the portfolio to eke out a modest gain over the S&P 500.

HEALTH CARE HOLDINGS HELD UP WELL

Health care stocks generally declined in the first six months of 2006, but the fund's health care holdings gained ground, contributing to the portfolio's outperformance of the S&P 500. The top contributors to relative performance in this sector included pharmaceutical firm Merck and medical instrument maker
Applera-Applied Biosystems. Merck shares rose as the company reduced the price of Zocor, its top-selling cholesterol medication, below that of generic versions to maintain market share after the drug's patent expiration. Applera-Applied
Biosystems, which makes instruments and analytic tools for the biotechnology industry, saw its earnings double as instrumentation sales surged.

Successful stock selection in the health care sector was also dependent on avoiding the pitfalls. For example, the fund did not own health services provider UnitedHealth and medical device maker Medtronic, both of which suffered double-digit declines during the period. UnitedHealth came under investigation for back-dating executive stock options, while Medtronic was hurt by safety concerns in implantable cardiac devices.

INDUSTRIALS AND UTILITIES CONTRIBUTED POSITIVELY

Other sectors that had a positive impact on relative results included industrials and utilities. The best relative performance contributor in the portfolio was engine maker Cummins, which was also one of the fund's largest overweights. Despite higher raw materials costs, Cummins was able to improve profit margins and raise its 2006 earnings

TOP TEN HOLDINGS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
Exxon Mobil Corp.                           4.8%                  3.5%
--------------------------------------------------------------------------------
Chevron Corp.                               4.6%                  2.8%
--------------------------------------------------------------------------------
International Business
Machines Corp.                              3.7%                  1.6%
--------------------------------------------------------------------------------
Citigroup Inc.                              3.6%                  1.0%
--------------------------------------------------------------------------------
Bank of America Corp.                       3.4%                  4.9%
--------------------------------------------------------------------------------
Washington Mutual, Inc.                     3.0%                  2.8%
--------------------------------------------------------------------------------
Morgan Stanley                              2.8%                  0.5%
--------------------------------------------------------------------------------
FirstEnergy Corp.                           2.7%                  0.3%
--------------------------------------------------------------------------------
Cummins Inc.                                2.5%                  1.7%
--------------------------------------------------------------------------------
Merck & Co., Inc.                           2.4%                  2.0%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.
 Total returns for periods less than one year are not annualized.

                                                                    (continued)

------
19

Income & Growth - Portfolio Commentary

projections thanks to strong industrial demand for its products.

The fund also benefited from its considerable underweight in industrial conglomerate General Electric, which declined after reporting disappointing revenues. Already the fund's largest underweight, GE was eliminated from the portfolio in the second quarter of the year.

Among utilities stocks, the best performer was FirstEnergy, an electric utility operating in several mid-Atlantic states. Despite an unseasonably warm winter,
FirstEnergy posted better-than-expected earnings amid strong power generation demand and higher prices.

TECHNOLOGY, CONSUMER STOCKS LAGGED

Information technology stocks were the worst-performing sector in the S&P 500 during the period, and that held true in the portfolio as well. Stock selection in this sector also proved disappointing. The fund held an overweight position in chipmaker Intel, which was by far the biggest individual detractor from relative performance. Declining sales, lower profit margins, and lost market share caused a sharp decline in Intel's share price.

Another significant detractor in the technology sector was Internet services provider EarthLink. The company saw profits weaken and expenses increase as it continues to transition from dial-up to broadband and wireless services.

Consumer-oriented holdings also detracted from relative results in the first half of the year. Poultry producer Pilgrim's Pride was the worst performer in the consumer staples sector as fears of avian flu and falling poultry prices weighed on the company's earnings. Among consumer discretionary stocks, Barnes &
Noble detracted the most from performance--despite reporting solid earnings, the bookseller disappointed investors with declining same-store sales growth.

LOOKING AHEAD

Volatility in the stock market has increased recently as investors grapple with uncertainty surrounding inflation data, the sustainability of the economic expansion, and Federal Reserve interest rate policy. Regardless of the market environment, however, we believe that our disciplined, balanced investment approach--with a slight tilt toward value--will produce favorable long-term results.

INCOME & GROWTH'S FIVE LARGEST
OVERWEIGHTS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
--------------------------------------------------------------------------------
Chevron Corp.                               4.61%                 1.20%
--------------------------------------------------------------------------------
International Business
Machines Corp.                              3.68%                 1.04%
--------------------------------------------------------------------------------
Washington Mutual, Inc.                     3.01%                 0.38%
--------------------------------------------------------------------------------
FirstEnergy Corp.                           2.73%                 0.16%
--------------------------------------------------------------------------------
Cummins Inc.                                2.54%                 0.05%
--------------------------------------------------------------------------------

INCOME & GROWTH'S FIVE LARGEST
UNDERWEIGHTS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
--------------------------------------------------------------------------------
General Electric Co.                         --                   2.98%
--------------------------------------------------------------------------------
Procter & Gamble Co.
(The)                                        --                   1.59%
--------------------------------------------------------------------------------
American International
Group, Inc.                                  --                   1.33%
--------------------------------------------------------------------------------
Altria Group Inc.                            --                   1.33%
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                      --                   1.27%
--------------------------------------------------------------------------------

------
20

Income & Growth - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.6%

AEROSPACE & DEFENSE -- 2.2%
--------------------------------------------------------------------------------
           22,167  Boeing Co.                                        $    1,816
--------------------------------------------------------------------------------
          110,138  Lockheed Martin Corp.                                  7,901
--------------------------------------------------------------------------------
        1,348,003  Northrop Grumman Corp.                                86,353
--------------------------------------------------------------------------------
          101,481  Raytheon Company                                       4,523
--------------------------------------------------------------------------------
                                                                        100,593
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 1.3%
--------------------------------------------------------------------------------
          127,882  FedEx Corporation                                     14,944
--------------------------------------------------------------------------------
          516,641  United Parcel Service, Inc. Cl B                      42,535
--------------------------------------------------------------------------------
                                                                         57,479
--------------------------------------------------------------------------------
AIRLINES -- 0.1%
--------------------------------------------------------------------------------
          396,260  Southwest Airlines Co.                                 6,487
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 0.8%
--------------------------------------------------------------------------------
        2,000,575  ArvinMeritor Inc.(1)                                  34,390
--------------------------------------------------------------------------------
AUTOMOBILES -- 0.9%
--------------------------------------------------------------------------------
        5,969,268  Ford Motor Company(1)                                 41,367
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.6%
--------------------------------------------------------------------------------
          404,609  Amgen Inc.(2)                                         26,393
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
          197,941  USG Corp.(1)(2)                                       14,436
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 6.0%
--------------------------------------------------------------------------------
           11,747  Ameriprise Financial Inc.                                525
--------------------------------------------------------------------------------
          707,506  Goldman Sachs Group, Inc. (The)                      106,430
--------------------------------------------------------------------------------
          580,147  Lehman Brothers Holdings Inc.                         37,797
--------------------------------------------------------------------------------
           23,048  Merrill Lynch & Co., Inc.                              1,603
--------------------------------------------------------------------------------
        2,017,291  Morgan Stanley                                       127,513
--------------------------------------------------------------------------------
                                                                        273,868
--------------------------------------------------------------------------------
CHEMICALS -- 3.3%
--------------------------------------------------------------------------------
          658,306  Eastman Chemical Company(1)                           35,549
--------------------------------------------------------------------------------
        2,930,189  Lyondell Chemical Co.                                 66,398
--------------------------------------------------------------------------------
        1,335,029  Olin Corp.(1)                                         23,937
--------------------------------------------------------------------------------
          776,684  Westlake Chemical Corp.                               23,145
--------------------------------------------------------------------------------
                                                                        149,029
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 5.8%
--------------------------------------------------------------------------------
        3,237,491  Bank of America Corp.                                155,723
--------------------------------------------------------------------------------
          152,186  Comerica Inc.                                          7,912
--------------------------------------------------------------------------------
        1,990,583  National City Corp.                                   72,039
--------------------------------------------------------------------------------
          518,963  Wachovia Corp.                                        28,066
--------------------------------------------------------------------------------
                                                                        263,740
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.4%
--------------------------------------------------------------------------------
          250,210  John H. Harland Company                               10,884
--------------------------------------------------------------------------------
          222,744  R.R. Donnelley & Sons Company                          7,117
--------------------------------------------------------------------------------
                                                                         18,001
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.3%
--------------------------------------------------------------------------------
          766,721  Motorola, Inc.                                        15,449
--------------------------------------------------------------------------------

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 6.0%
--------------------------------------------------------------------------------
        3,046,817  Hewlett-Packard Co.                               $   96,523
--------------------------------------------------------------------------------
           80,864  Imation Corporation(1)                                 3,319
--------------------------------------------------------------------------------
        2,174,190  International Business Machines
                   Corp.                                                167,022
--------------------------------------------------------------------------------
           88,884  Komag, Inc.(1)(2)                                      4,105
--------------------------------------------------------------------------------
                                                                        270,969
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 0.4%
--------------------------------------------------------------------------------
          236,603  Capital One Financial Corp.                           20,218
--------------------------------------------------------------------------------
DISTRIBUTORS -- 0.3%
--------------------------------------------------------------------------------
          497,268  Building Materials Holding Corp.(1)                   13,859
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 3.6%
--------------------------------------------------------------------------------
        3,390,506  Citigroup Inc.                                       163,558
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.9%
--------------------------------------------------------------------------------
        2,513,910  AT&T Inc.                                             70,113
--------------------------------------------------------------------------------
           59,332  Embarq Corp.(2)                                        2,432
--------------------------------------------------------------------------------
        1,724,489  Verizon Communications Inc.                           57,753
--------------------------------------------------------------------------------
                                                                        130,298
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 3.5%
--------------------------------------------------------------------------------
        2,278,863  FirstEnergy Corp.                                    123,537
--------------------------------------------------------------------------------
        1,598,981  Pepco Holdings, Inc.                                  37,704
--------------------------------------------------------------------------------
                                                                        161,241
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.3%
--------------------------------------------------------------------------------
        1,551,263  Arrow Electronics, Inc.(2)                            49,951
--------------------------------------------------------------------------------
          407,481  Nam Tai Electronics, Inc.(1)                           9,115
--------------------------------------------------------------------------------
           53,097  Tech Data Corp.(2)                                     2,034
--------------------------------------------------------------------------------
                                                                         61,100
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES(3)
--------------------------------------------------------------------------------
          223,046  Grey Wolf Inc.(1)(2)                                   1,717
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.2%
--------------------------------------------------------------------------------
           39,883  Longs Drug Stores Corp.                                1,819
--------------------------------------------------------------------------------
        1,783,590  Supervalu Inc.                                        54,757
--------------------------------------------------------------------------------
                                                                         56,576
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.4%
--------------------------------------------------------------------------------
        1,004,597  Chiquita Brands International,
                   Inc.(1)                                               13,843
--------------------------------------------------------------------------------
          613,466  Del Monte Foods Co.                                    6,889
--------------------------------------------------------------------------------
          636,196  General Mills, Inc.                                   32,867
--------------------------------------------------------------------------------
            6,833  Seaboard Corp.(1)                                      8,746
--------------------------------------------------------------------------------
                                                                         62,345
--------------------------------------------------------------------------------
GAS UTILITIES -- 0.5%
--------------------------------------------------------------------------------
           77,140  NICOR Inc.(1)                                          3,201
--------------------------------------------------------------------------------
          822,982  UGI Corp.(1)                                          20,262
--------------------------------------------------------------------------------
                                                                         23,463
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.8%
--------------------------------------------------------------------------------
          578,884  Becton Dickinson & Co.                                35,387
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
21

Income & Growth - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 2.5%
--------------------------------------------------------------------------------
          782,045  AmerisourceBergen Corp.(1)                        $   32,783
--------------------------------------------------------------------------------
          465,534  Humana Inc.(2)                                        24,999
--------------------------------------------------------------------------------
          168,078  Kindred Healthcare Inc.(1)(2)                          4,370
--------------------------------------------------------------------------------
        1,116,808  McKesson Corp.                                        52,803
--------------------------------------------------------------------------------
                                                                        114,955
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 0.9%
--------------------------------------------------------------------------------
          415,858  Darden Restaurants, Inc.                              16,385
--------------------------------------------------------------------------------
          775,314  McDonald's Corporation                                26,050
--------------------------------------------------------------------------------
                                                                         42,435
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.1%
--------------------------------------------------------------------------------
           89,649  Furniture Brands International,
                   Inc.(1)                                                1,868
--------------------------------------------------------------------------------
          917,686  Newell Rubbermaid Inc.                                23,704
--------------------------------------------------------------------------------
           10,247  NVR, Inc.(2)                                           5,034
--------------------------------------------------------------------------------
        1,035,990  Tupperware Brands Corp.(1)                            20,399
--------------------------------------------------------------------------------
                                                                         51,005
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.9%
--------------------------------------------------------------------------------
        1,420,102  Kimberly-Clark Corp.                                  87,620
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS -- 0.1%
--------------------------------------------------------------------------------
          106,708  TXU Corp.                                              6,380
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.5%
--------------------------------------------------------------------------------
          783,943  Tyco International Ltd.                               21,558
--------------------------------------------------------------------------------
INSURANCE -- 4.6%
--------------------------------------------------------------------------------
        1,449,048  Ace, Ltd.                                             73,307
--------------------------------------------------------------------------------
          381,310  American Financial Group, Inc.(1)                     16,358
--------------------------------------------------------------------------------
           68,831  Arch Capital Group Ltd.(2)                             4,093
--------------------------------------------------------------------------------
          430,746  Chubb Corp.                                           21,494
--------------------------------------------------------------------------------
          107,113  Endurance Specialty Holdings Ltd.                      3,428
--------------------------------------------------------------------------------
          806,672  First American Financial Corp.
                   (The)                                                 34,098
--------------------------------------------------------------------------------
          495,104  LandAmerica Financial Group
                   Inc.(1)                                               31,984
--------------------------------------------------------------------------------
          646,360  Zenith National Insurance Corp.                       25,641
--------------------------------------------------------------------------------
                                                                        210,403
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 1.2%
--------------------------------------------------------------------------------
        3,743,913  EarthLink Inc.(1)(2)                                  32,421
--------------------------------------------------------------------------------
          502,197  RealNetworks Inc.(2)                                   5,374
--------------------------------------------------------------------------------
        1,549,639  United Online, Inc.(1)                                18,596
--------------------------------------------------------------------------------
                                                                         56,391
--------------------------------------------------------------------------------
IT SERVICES -- 0.9%
--------------------------------------------------------------------------------
          131,552  Accenture Ltd. Cl A                                    3,726
--------------------------------------------------------------------------------
          221,176  Acxiom Corp.                                           5,529
--------------------------------------------------------------------------------
          614,002  Computer Sciences Corp.(2)                            29,742
--------------------------------------------------------------------------------
                                                                         38,997
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.1%
--------------------------------------------------------------------------------
          331,050  Hasbro, Inc.                                           5,995
--------------------------------------------------------------------------------

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES -- 1.3%
--------------------------------------------------------------------------------
        1,765,148  Applera Corporation - Applied
                   Biosystems Group                                  $   57,103
--------------------------------------------------------------------------------
MACHINERY -- 2.5%
--------------------------------------------------------------------------------
          940,332  Cummins Inc.(1)                                      114,956
--------------------------------------------------------------------------------
MEDIA -- 2.0%
--------------------------------------------------------------------------------
          659,113  CBS Corp. Cl B                                        17,829
--------------------------------------------------------------------------------
          800,927  Disney (Walt) Co.                                     24,028
--------------------------------------------------------------------------------
          139,925  Regal Entertainment Group(1)                           2,843
--------------------------------------------------------------------------------
        2,000,064  Time Warner Inc.                                      34,601
--------------------------------------------------------------------------------
          279,403  Viacom Inc. Cl B                                      10,014
--------------------------------------------------------------------------------
                                                                         89,315
--------------------------------------------------------------------------------
METALS & MINING -- 1.6%
--------------------------------------------------------------------------------
          354,617  Freeport-McMoRan Copper &
                   Gold, Inc. Cl B                                       19,649
--------------------------------------------------------------------------------
          708,640  Nucor Corp.                                           38,444
--------------------------------------------------------------------------------
          302,803  Quanex Corporation(1)                                 13,042
--------------------------------------------------------------------------------
           41,038  Steel Dynamics Inc.(1)                                 2,698
--------------------------------------------------------------------------------
                                                                         73,833
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.6%
--------------------------------------------------------------------------------
          182,809  OGE Energy Corp.(1)                                    6,404
--------------------------------------------------------------------------------
          133,279  PG&E Corp.                                             5,235
--------------------------------------------------------------------------------
          548,733  Vectren Corp.(1)                                      14,953
--------------------------------------------------------------------------------
                                                                         26,592
--------------------------------------------------------------------------------
MULTILINE RETAIL(3)
--------------------------------------------------------------------------------
            7,338  J.C. Penney Co. Inc.                                     495
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 12.5%
--------------------------------------------------------------------------------
        3,367,062  Chevron Corp.                                        208,960
--------------------------------------------------------------------------------
          874,791  ConocoPhillips                                        57,325
--------------------------------------------------------------------------------
        3,550,864  Exxon Mobil Corp.                                    217,846
--------------------------------------------------------------------------------
          295,695  Marathon Oil Corp.                                    24,631
--------------------------------------------------------------------------------
          331,553  Occidental Petroleum Corp.                            34,001
--------------------------------------------------------------------------------
           38,409  Tesoro Corporation                                     2,856
--------------------------------------------------------------------------------
          262,880  Valero Energy Corp.                                   17,487
--------------------------------------------------------------------------------
                                                                        563,106
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.3%
--------------------------------------------------------------------------------
        2,621,951  Louisiana-Pacific Corp.(1)                            57,421
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.7%
--------------------------------------------------------------------------------
          329,425  Alpharma Inc. Cl A(1)                                  7,919
--------------------------------------------------------------------------------
        1,149,811  Johnson & Johnson                                     68,897
--------------------------------------------------------------------------------
        1,142,347  King Pharmaceuticals, Inc.(2)                         19,420
--------------------------------------------------------------------------------
        2,991,147  Merck & Co., Inc.                                    108,968
--------------------------------------------------------------------------------
        4,021,917  Pfizer Inc.                                           94,394
--------------------------------------------------------------------------------
          464,167  ViroPharma Inc.(1)(2)                                  4,001
--------------------------------------------------------------------------------
                                                                        303,599
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
22

Income & Growth - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 2.7%
--------------------------------------------------------------------------------
        1,833,026  CBL & Associates Properties,
                   Inc.(1)                                           $   71,359
--------------------------------------------------------------------------------
        1,186,331  HRPT Properties Trust(1)                              13,714
--------------------------------------------------------------------------------
          913,553  iStar Financial Inc.(1)                               34,487
--------------------------------------------------------------------------------
           83,771  Mack-Cali Realty Corp.(1)                              3,847
--------------------------------------------------------------------------------
                                                                        123,407
--------------------------------------------------------------------------------
ROAD & RAIL -- 1.1%
--------------------------------------------------------------------------------
          179,715  Burlington Northern Santa Fe
                   Corp.                                                 14,241
--------------------------------------------------------------------------------
           95,935  CSX Corporation                                        6,758
--------------------------------------------------------------------------------
          241,655  Laidlaw International, Inc.                            6,090
--------------------------------------------------------------------------------
          190,600  Norfolk Southern Corp.                                10,144
--------------------------------------------------------------------------------
          121,886  Union Pacific Corp.                                   11,331
--------------------------------------------------------------------------------
                                                                         48,564
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 1.3%
--------------------------------------------------------------------------------
          834,866  Freescale Semiconductor Inc.
                   Cl B(2)                                               24,546
--------------------------------------------------------------------------------
          829,680  Intel Corp.                                           15,722
--------------------------------------------------------------------------------
          638,840  National Semiconductor Corp.                          15,236
--------------------------------------------------------------------------------
           55,468  Texas Instruments Inc.                                 1,680
--------------------------------------------------------------------------------
                                                                         57,184
--------------------------------------------------------------------------------
SOFTWARE -- 2.0%
--------------------------------------------------------------------------------
           30,415  BMC Software Inc.(2)                                     727
--------------------------------------------------------------------------------
        3,721,197  Microsoft Corporation                                 86,703
--------------------------------------------------------------------------------
          185,490  Sybase, Inc.(1)(2)                                     3,599
--------------------------------------------------------------------------------
                                                                         91,029
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.5%
--------------------------------------------------------------------------------
          295,305  AutoNation, Inc.(2)                                    6,331
--------------------------------------------------------------------------------
        1,025,920  Barnes & Noble Inc.                                   37,446
--------------------------------------------------------------------------------
          255,715  Group 1 Automotive, Inc.                              14,407
--------------------------------------------------------------------------------
          413,462  Payless ShoeSource, Inc.(2)                           11,234
--------------------------------------------------------------------------------
                                                                         69,418
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 3.9%
--------------------------------------------------------------------------------
          255,409  Countrywide Financial Corporation                      9,726
--------------------------------------------------------------------------------
          692,618  IndyMac Bancorp, Inc.(1)                              31,757
--------------------------------------------------------------------------------
        2,994,622  Washington Mutual, Inc.                              136,494
--------------------------------------------------------------------------------
                                                                        177,977
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
--------------------------------------------------------------------------------
        2,050,650  Sprint Nextel Corp.                                   40,993
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $3,978,011)                                                     4,532,694
--------------------------------------------------------------------------------

                                 ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 0.4%

Repurchase Agreement, Morgan Stanley Group,
Inc., (collateralized by various U.S. Treasury
obligations, 6.00%, 2/15/26, valued at $17,504),
in a joint trading account at 4.48%, dated
6/30/06, due 7/3/06 (Delivery value $17,006)
(Cost $17,000)                                                       $   17,000
--------------------------------------------------------------------------------
COLLATERAL RECEIVED FOR
SECURITIES LENDING(4) -- 6.2%

Repurchase Agreement, Morgan Stanley Group,
Inc., (collateralized by various U.S. Government
Agency obligations in a pooled account at the
lending agent), 5.25%, dated 6/30/06, due
7/3/06 (Delivery value $200,088)                                        200,000
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG, (collateralized
by various U.S. Government Agency obligations
in a pooled account at the lending agent),
5.31%, dated 6/30/06, due 7/3/06 (Delivery
value $79,789)                                                           79,754
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED FOR
SECURITIES LENDING
(Cost $279,754)                                                         279,754
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 106.2%
(Cost $4,274,765)                                                     4,829,448
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (6.2)%                                 (283,150)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                           $4,546,298
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(1) Security, or a portion thereof, was on loan as of June 30, 2006.

(2) Non-income producing.

(3) Industry is less than 0.05% of total net assets.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
23

Small Company - Performance

TOTAL RETURNS AS OF JUNE 30, 2006
                                               ----------------------
                                               AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                             SINCE     INCEPTION
                      6 MONTHS(1)   1 YEAR      5 YEARS    INCEPTION      DATE
--------------------------------------------------------------------------------
INVESTOR CLASS           3.46%       8.70%      16.76%      12.91%       7/31/98
--------------------------------------------------------------------------------
S&P SMALLCAP
600 INDEX(2)             7.70%      13.92%      11.07%      10.92%         --
--------------------------------------------------------------------------------
Institutional Class      3.65%       8.94%      16.97%      16.29%       10/1/99
--------------------------------------------------------------------------------
Advisor Class            3.43%       8.49%      16.52%      13.00%       9/7/00
--------------------------------------------------------------------------------
R Class                  3.22%       8.17%(3)      --       19.70%(3)    8/29/03
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. (c)2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Class returns would have been lower if the class had not received partial reimbursements of its distribution and service fees.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
24

Small Company - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made July 31, 1998

ONE-YEAR RETURNS OVER LIFE OF CLASS
Periods ended June 30
--------------------------------------------------------------------------------
                  1999*    2000    2001    2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
Investor Class    1.47%   18.69%   0.02%  13.55%   3.04%  44.46%  18.16%   8.70%
--------------------------------------------------------------------------------
S&P SmallCap
600 Index         5.78%   14.39%  11.12%   0.27%  -3.58%  35.25%  13.45%  13.92%
--------------------------------------------------------------------------------
*From 7/31/98 (fund inception) to 6/30/99. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
25

Small Company - Portfolio Commentary

PORTFOLIO MANAGERS: MATTI VON TURK AND BILL MARTIN

PERFORMANCE SUMMARY

Small Company posted a total return of 3.46%* in the first six months of 2006, compared with the 7.70% return of its benchmark index, the S&P SmallCap 600
Index.

Although the fund produced a positive absolute return in the first half of 2006, it failed to keep pace with its benchmark index. Our investment approach emphasizes stock selection over sector weightings, and disappointing stock selection over the past six months was the key factor behind the fund's underperformance of the S&P SmallCap 600.

CONSUMER STAPLES AND FINANCIALS WEIGHED ON PERFORMANCE

Stock choices in nearly every sector of the portfolio contributed to Small
Company's relative underperformance, but consumer staples and financial stocks had the biggest negative impact. Virtually all of the weakness in the consumer staples sector resulted from poor stock selection among food products companies, primarily several fund holdings that were not represented in the index.

Poultry producer Pilgrim's Pride was the worst contributor as fears of avian flu and falling poultry prices hurt the company's earnings, leading us to sell the stock in the first quarter of the year. Lower meat prices also depressed earnings at pork producer Seaboard, while higher fuel and freight costs shrank profit margins for produce company Chiquita Brands International.

In the financial sector, poor stock selection among real estate investment trusts and capital markets firms--which were the top-performing financial industries in the index--hindered relative results. The weakest individual contributor was Corus Bankshares, a Chicago-based regional bank and mortgage lender. Corus is a significant lender to condominium developers, and signs of a slowdown in this segment of the housing market weighed on the stock price.

INDUSTRIALS MIXED

Small Company's industrial holdings also detracted from performance relative to the benchmark. Three of the ten largest detractors were industrial stocks, led by diversified industrial conglomerate Teleflex. Charges related to a multi-year restructuring program and weaker-than-expected results from its medical products business led Teleflex to lower its earnings projections for the year.

TOP TEN HOLDINGS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
Frontier Oil Corp.                          1.9%                  1.1%
--------------------------------------------------------------------------------
Sierra Health
Services, Inc.                              1.7%                  1.4%
--------------------------------------------------------------------------------
Global Payments Inc.                        1.7%                  0.8%
--------------------------------------------------------------------------------
Cummins Inc.                                1.5%                  1.1%
--------------------------------------------------------------------------------
Dress Barn Inc.                             1.5%                  0.4%
--------------------------------------------------------------------------------
USG Corp.                                   1.5%                  1.7%
--------------------------------------------------------------------------------
Komag, Inc.                                 1.5%                  1.3%
--------------------------------------------------------------------------------
Energen Corp.                               1.4%                  1.3%
--------------------------------------------------------------------------------
Group 1 Automotive, Inc.                    1.3%                   --
--------------------------------------------------------------------------------
LandAmerica Financial
Group Inc.                                  1.3%                  1.2%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.
 Total returns for periods less than one year are not annualized.

                                                                    (continued)

------
26

Small Company - Portfolio Commentary

Administaff, which provides human resources services, fell sharply after providing disappointing earnings guidance.

The news wasn't all bad in the industrial sector; two of the portfolio's top three performance contributors were also industrial stocks. Engineering services provider McDermott International was the fund's best relative performance contributor. McDermott focuses on offshore oil drilling platforms and pipelines, and the company benefited from a sharp increase in drilling activity. Another strong performer was engine maker Cummins. Despite higher raw materials costs,
Cummins was able to improve profit margins and raise its 2006 earnings projections thanks to strong industrial demand for its products.

INFORMATION TECHNOLOGY HELD UP BEST

The information technology sector was the only sector in the S&P SmallCap 600 to decline during the six-month period, but it was the only sector in the Small
Company portfolio to contribute positively to relative results. Strong stock selection among computer hardware manufacturers and semiconductor makers was the primary reason for the outperformance in this sector.

Komag, which manufactures hard disk components and was a substantial fund overweight during the period, posted healthy gains as the company benefited from growing demand for laptop computers and hand-held electronic devices.
Electronics manufacturing services company Plexus also performed well after reporting better-than-expected earnings and winning a major new defense contract.

Although a slight underweight in the energy sector detracted modestly from relative performance, stock selection in this sector was a positive factor. The top contributor was Frontier Oil, the fund's largest holding at the end of the period, which enjoyed expanding refining margins as energy prices rose.

LOOKING AHEAD

Volatility in the stock market has increased recently as investors grapple with uncertainty surrounding inflation data, the sustainability of the economic expansion, and Federal Reserve interest rate policy. Although our short-term performance has been disappointing, we believe that our disciplined, balanced investment approach will produce favorable long-term results.

SMALL COMPANY'S FIVE LARGEST
OVERWEIGHTS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                % OF S&P
                                         PORTFOLIO'S          SMALLCAP 600
                                           STOCKS                 INDEX
--------------------------------------------------------------------------------
Cummins Inc.                                1.51%                  --
--------------------------------------------------------------------------------
USG Corp.                                   1.47%                  --
--------------------------------------------------------------------------------
Sierra Health
Services, Inc.                              1.74%                 0.41%
--------------------------------------------------------------------------------
Dress Barn Inc.                             1.49%                 0.21%
--------------------------------------------------------------------------------
Frontier Oil Corp.                          1.89%                 0.67%
--------------------------------------------------------------------------------

SMALL COMPANY'S FIVE LARGEST
UNDERWEIGHTS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                % OF S&P
                                         PORTFOLIO'S          SMALLCAP 600
                                           STOCKS                 INDEX
--------------------------------------------------------------------------------
Helix Energy Solutions
Group, Inc.                                  --                   0.67%
--------------------------------------------------------------------------------
Cimarex Energy Co.                           --                   0.65%
--------------------------------------------------------------------------------
ResMed Inc.                                  --                   0.64%
--------------------------------------------------------------------------------
Shurgard Storage
Centers Inc.                                 --                   0.54%
--------------------------------------------------------------------------------
Manitowoc Co.                               0.01%                 0.50%
--------------------------------------------------------------------------------

------
27

Small Company - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.4%

AEROSPACE & DEFENSE -- 0.8%
--------------------------------------------------------------------------------
           62,547  Alliant Techsystems Inc.(1)                       $    4,775
--------------------------------------------------------------------------------
           58,383  Armor Holdings, Inc.(1)(2)                             3,201
--------------------------------------------------------------------------------
          757,014  DHB Industries Inc.(1)(2)                              1,189
--------------------------------------------------------------------------------
           30,000  DRS Technologies, Inc.                                 1,463
--------------------------------------------------------------------------------
          108,576  United Industrial Corp.(2)                             4,913
--------------------------------------------------------------------------------
                                                                         15,541
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 0.5%
--------------------------------------------------------------------------------
          107,176  EGL Inc.(1)                                            5,381
--------------------------------------------------------------------------------
          104,403  Forward Air Corp.(2)                                   4,252
--------------------------------------------------------------------------------
                                                                          9,633
--------------------------------------------------------------------------------
AIRLINES -- 0.3%
--------------------------------------------------------------------------------
          108,965  Frontier Airlines Holdings, Inc.(1)(2)                   786
--------------------------------------------------------------------------------
           95,936  Mesa Air Group, Inc.(1)(2)                               945
--------------------------------------------------------------------------------
          190,412  SkyWest, Inc.(2)                                       4,722
--------------------------------------------------------------------------------
                                                                          6,453
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 1.1%
--------------------------------------------------------------------------------
        1,154,305  ArvinMeritor Inc.(2)                                  19,842
--------------------------------------------------------------------------------
           80,754  Shiloh Industries Inc.(1)                              1,215
--------------------------------------------------------------------------------
                                                                         21,057
--------------------------------------------------------------------------------
BEVERAGES -- 0.1%
--------------------------------------------------------------------------------
            6,711  Hansen Natural Corp.(1)(2)                             1,278
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.5%
--------------------------------------------------------------------------------
        1,018,290  Alkermes Inc.(1)(2)                                   19,266
--------------------------------------------------------------------------------
          141,173  Enzon Pharmaceuticals, Inc.(1)(2)                      1,064
--------------------------------------------------------------------------------
          214,874  ImClone Systems Inc.(1)(2)                             8,303
--------------------------------------------------------------------------------
                                                                         28,633
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 2.7%
--------------------------------------------------------------------------------
          417,575  Lennox International Inc.                             11,057
--------------------------------------------------------------------------------
          200,895  Universal Forest Products Inc.(2)                     12,602
--------------------------------------------------------------------------------
          376,875  USG Corp.(1)                                          27,486
--------------------------------------------------------------------------------
                                                                         51,145
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 0.4%
--------------------------------------------------------------------------------
           85,516  Calamos Asset Management,
                   Inc. Cl A(2)                                           2,479
--------------------------------------------------------------------------------
          218,282  SWS Group Inc.(2)                                      5,265
--------------------------------------------------------------------------------
                                                                          7,744
--------------------------------------------------------------------------------
CHEMICALS -- 3.3%
--------------------------------------------------------------------------------
          402,773  Celanese Corp., Series A                               8,225
--------------------------------------------------------------------------------
          278,968  FMC Corp.(2)                                          17,963
--------------------------------------------------------------------------------
          114,239  Hercules Inc.(1)                                       1,743
--------------------------------------------------------------------------------
          418,365  Olin Corp.                                             7,501
--------------------------------------------------------------------------------
          175,358  Pioneer Companies Inc.(1)(2)                           4,784
--------------------------------------------------------------------------------
          287,260  Sensient Technologies Corp.(2)                         6,007
--------------------------------------------------------------------------------
          155,242  Spartech Corp.                                         3,508
--------------------------------------------------------------------------------

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

          421,133  Westlake Chemical Corp.(2)                        $   12,550
--------------------------------------------------------------------------------
                                                                         62,281
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 3.6%
--------------------------------------------------------------------------------
           56,136  Bancfirst Corp.(2)                                     2,512
--------------------------------------------------------------------------------
          385,289  Bank of Hawaii Corporation                            19,111
--------------------------------------------------------------------------------
            6,917  Banner Corp.(2)                                          267
--------------------------------------------------------------------------------
           86,246  Center Financial Corp.(2)                              2,039
--------------------------------------------------------------------------------
           76,311  City Holding Company(2)                                2,758
--------------------------------------------------------------------------------
          156,395  City National Corp.                                   10,181
--------------------------------------------------------------------------------
           12,425  Columbia Banking Systems Inc.(2)                         464
--------------------------------------------------------------------------------
          138,914  Commerce Bancshares, Inc.(2)                           6,953
--------------------------------------------------------------------------------
           11,948  Community Trust Bancorp Inc.(2)                          417
--------------------------------------------------------------------------------
           79,303  Cullen/Frost Bankers, Inc.                             4,544
--------------------------------------------------------------------------------
           15,182  First Citizens BancShares, Inc.(2)                     3,044
--------------------------------------------------------------------------------
           12,003  First Indiana Corp.(2)                                   312
--------------------------------------------------------------------------------
           16,094  First Regional Bancorp(1)(2)                           1,416
--------------------------------------------------------------------------------
            4,238  First Republic Bank(2)                                   194
--------------------------------------------------------------------------------
           19,558  Greater Bay Bancorp(2)                                   562
--------------------------------------------------------------------------------
           22,681  Hancock Holding Co.(2)                                 1,270
--------------------------------------------------------------------------------
           67,234  Intervest Bancshares Corp.(1)(2)                       2,723
--------------------------------------------------------------------------------
           14,562  Nara Bancorp Inc.(2)                                     273
--------------------------------------------------------------------------------
           35,135  Old Second Bancorp Inc.(2)                             1,089
--------------------------------------------------------------------------------
           99,464  Pacific Capital Bancorp(2)                             3,095
--------------------------------------------------------------------------------
           12,817  Preferred Bank(2)                                        687
--------------------------------------------------------------------------------
           16,956  Taylor Capital Group Inc.(2)                             692
--------------------------------------------------------------------------------
           31,650  Whitney Holding Corp.(2)                               1,119
--------------------------------------------------------------------------------
           35,836  Wilmington Trust Corporation                           1,512
--------------------------------------------------------------------------------
                                                                         67,234
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 2.4%
--------------------------------------------------------------------------------
           29,293  American Reprographics Co.(1)                          1,062
--------------------------------------------------------------------------------
           26,779  CompX International Inc.                                 479
--------------------------------------------------------------------------------
          187,645  Consolidated Graphics Inc.(1)                          9,769
--------------------------------------------------------------------------------
           10,873  Dun & Bradstreet Corp.(1)                                758
--------------------------------------------------------------------------------
           12,354  ICT Group Inc.(1)                                        303
--------------------------------------------------------------------------------
          444,797  John H. Harland Company                               19,348
--------------------------------------------------------------------------------
          113,550  Kforce Inc.(1)                                         1,759
--------------------------------------------------------------------------------
           96,006  Labor Ready Inc.(1)(2)                                 2,175
--------------------------------------------------------------------------------
          179,074  M&F Worldwide Corp.(1)                                 2,883
--------------------------------------------------------------------------------
          348,139  Spherion Corp.(1)(2)                                   3,175
--------------------------------------------------------------------------------
           19,567  Standard Parking Corp.(1)                                530
--------------------------------------------------------------------------------
           45,234  United Stationers Inc.(1)(2)                           2,231
--------------------------------------------------------------------------------
                                                                         44,472
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT(3)
--------------------------------------------------------------------------------
          294,853  Glenayre Technologies Inc.(1)(2)                         778
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 2.0%
--------------------------------------------------------------------------------
           15,847  Ampex Corp. Cl A(1)                                      185
--------------------------------------------------------------------------------
           33,896  Brocade Communications
                   System(1)(2)                                             208
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
28

Small Company - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

          201,678  Intergraph Corp.(1)(2)                            $    6,351
--------------------------------------------------------------------------------
          591,534  Komag, Inc.(1)(2)                                     27,316
--------------------------------------------------------------------------------
          267,121  LaserCard Corp.(1)(2)                                  3,497
--------------------------------------------------------------------------------
                                                                         37,557
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.5%
--------------------------------------------------------------------------------
          198,793  EMCOR Group Inc.(1)                                    9,675
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 1.3%
--------------------------------------------------------------------------------
          672,971  AmeriCredit Corp.(1)(2)                               18,790
--------------------------------------------------------------------------------
           64,571  Ezcorp Inc.(1)                                         2,434
--------------------------------------------------------------------------------
           99,517  Rewards Network Inc.(1)                                  813
--------------------------------------------------------------------------------
           50,211  World Acceptance Corp.(1)(2)                           1,783
--------------------------------------------------------------------------------
                                                                         23,820
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.4%
--------------------------------------------------------------------------------
           30,135  Greif, Inc. Cl A(2)                                    2,259
--------------------------------------------------------------------------------
          137,050  Silgan Holdings Inc.                                   5,072
--------------------------------------------------------------------------------
                                                                          7,331
--------------------------------------------------------------------------------
DISTRIBUTORS -- 0.9%
--------------------------------------------------------------------------------
          626,278  Building Materials Holding Corp.(2)                   17,454
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES -- 0.3%
--------------------------------------------------------------------------------
            8,405  CPI Corp.                                                258
--------------------------------------------------------------------------------
          131,132  Vertrue Inc.(1)(2)                                     5,643
--------------------------------------------------------------------------------
                                                                          5,901
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.1%
--------------------------------------------------------------------------------
           48,095  Pico Holdings Inc.(1)(2)                               1,551
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
--------------------------------------------------------------------------------
           84,880  Arbinet-thexchange, Inc.(1)(2)                           476
--------------------------------------------------------------------------------
          224,059  CenturyTel Inc.                                        8,324
--------------------------------------------------------------------------------
           78,863  CT Communications, Inc.(2)                             1,804
--------------------------------------------------------------------------------
           40,011  Valor Communications Group,
                   Inc.(2)                                                  458
--------------------------------------------------------------------------------
                                                                         11,062
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.7%
--------------------------------------------------------------------------------
           82,675  Pepco Holdings, Inc.(2)                                1,949
--------------------------------------------------------------------------------
          380,435  Unisource Energy Corp.                                11,851
--------------------------------------------------------------------------------
                                                                         13,800
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.6%
--------------------------------------------------------------------------------
            8,179  Acuity Brands Inc.(2)                                    318
--------------------------------------------------------------------------------
          249,323  Smith (A.O.) Corp.                                    11,559
--------------------------------------------------------------------------------
                                                                         11,877
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.4%
--------------------------------------------------------------------------------
          637,060  Agilysys Inc.                                         11,467
--------------------------------------------------------------------------------
          651,112  Arrow Electronics, Inc.(1)                            20,966
--------------------------------------------------------------------------------
          370,290  AVX Corp.(2)                                           5,847
--------------------------------------------------------------------------------
           13,335  Brightpoint Inc.(1)                                      180
--------------------------------------------------------------------------------
          196,678  CalAmp Corp.(1)                                        1,748
--------------------------------------------------------------------------------
           45,668  Global Imaging Systems, Inc.(1)                        1,885
--------------------------------------------------------------------------------
          235,709  MTS Systems Corp.                                      9,313
--------------------------------------------------------------------------------

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

          338,016  Planar Systems Inc.(1)(2)                         $    4,070
--------------------------------------------------------------------------------
          650,374  Plexus Corp.(1)(2)                                    22,249
--------------------------------------------------------------------------------
          112,723  Tessco Technologies Inc.(1)                            2,259
--------------------------------------------------------------------------------
          209,378  Zygo Corp.(1)                                          3,432
--------------------------------------------------------------------------------
                                                                         83,416
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 2.0%
--------------------------------------------------------------------------------
           71,875  Bristow Group Inc.(1)(2)                               2,588
--------------------------------------------------------------------------------
            1,840  Core Laboratories N.V.(1)(2)                             112
--------------------------------------------------------------------------------
        1,078,747  Grey Wolf Inc.(1)(2)                                   8,306
--------------------------------------------------------------------------------
          222,861  Lone Star Technologies, Inc.(1)                       12,039
--------------------------------------------------------------------------------
          142,308  Mitcham Industries Inc.(1)(2)                          1,817
--------------------------------------------------------------------------------
           69,602  SEACOR Holdings Inc.(1)(2)                             5,714
--------------------------------------------------------------------------------
        2,020,419  Seitel Inc.(1)                                         7,193
--------------------------------------------------------------------------------
                                                                         37,769
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 0.3%
--------------------------------------------------------------------------------
           33,116  Longs Drug Stores Corp.(2)                             1,511
--------------------------------------------------------------------------------
          150,653  Spartan Stores, Inc.(2)                                2,204
--------------------------------------------------------------------------------
           75,990  Wild Oats Markets, Inc.(1)(2)                          1,489
--------------------------------------------------------------------------------
                                                                          5,204
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.9%
--------------------------------------------------------------------------------
          346,607  Chiquita Brands International,
                   Inc.(2)                                                4,776
--------------------------------------------------------------------------------
        1,691,217  Del Monte Foods Co.                                   18,992
--------------------------------------------------------------------------------
           11,706  J&J Snack Foods Corp.                                    387
--------------------------------------------------------------------------------
            8,534  Seaboard Corp.(2)                                     10,924
--------------------------------------------------------------------------------
                                                                         35,079
--------------------------------------------------------------------------------
GAS UTILITIES -- 2.6%
--------------------------------------------------------------------------------
          694,187  Energen Corp.                                         26,664
--------------------------------------------------------------------------------
          108,952  New Jersey Resources Corp.(2)                          5,097
--------------------------------------------------------------------------------
          668,455  UGI Corp.                                             16,457
--------------------------------------------------------------------------------
                                                                         48,218
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.8%
--------------------------------------------------------------------------------
          482,051  Candela Corp.(1)                                       7,645
--------------------------------------------------------------------------------
           17,728  Cantel Medical Corp.(1)(2)                               252
--------------------------------------------------------------------------------
          428,991  Dade Behring Holdings Inc.(2)                         17,863
--------------------------------------------------------------------------------
            4,498  DJO Inc.(1)(2)                                           166
--------------------------------------------------------------------------------
          336,961  Haemonetics Corporation(1)(2)                         15,672
--------------------------------------------------------------------------------
          112,646  HealthTronics Inc.(1)(2)                                 862
--------------------------------------------------------------------------------
           90,105  ICU Medical Inc.(1)(2)                                 3,806
--------------------------------------------------------------------------------
           13,479  Idexx Laboratories, Inc.(1)(2)                         1,013
--------------------------------------------------------------------------------
          210,420  Kinetic Concepts Inc.(1)(2)                            9,290
--------------------------------------------------------------------------------
          184,195  Mettler-Toledo International, Inc.(1)                 11,157
--------------------------------------------------------------------------------
          175,447  Nutraceutical International Corp.(1)                   2,690
--------------------------------------------------------------------------------
           74,560  Steris Corp.                                           1,704
--------------------------------------------------------------------------------
          112,778  SurModics Inc.(1)(2)                                   4,072
--------------------------------------------------------------------------------
           26,879  Vital Signs Inc.                                       1,331
--------------------------------------------------------------------------------
          172,137  West Pharmaceutical Services
                   Inc.(2)                                                6,245
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
29

Small Company - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

          108,169  Zoll Medical Corp.(1)(2)                          $    3,544
--------------------------------------------------------------------------------
                                                                         87,312
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 4.6%
--------------------------------------------------------------------------------
          166,173  Air Methods Corp.(1)(2)                                4,350
--------------------------------------------------------------------------------
          215,076  Alliance Imaging Inc.(1)(2)                            1,376
--------------------------------------------------------------------------------
           14,826  Hanger Orthopedic Group Inc.(1)(2)                       124
--------------------------------------------------------------------------------
            7,299  Henry Schein, Inc.(1)(2)                                 341
--------------------------------------------------------------------------------
          370,778  Magellan Health Services Inc.(1)(2)                   16,800
--------------------------------------------------------------------------------
           99,177  Odyssey HealthCare, Inc.(1)(2)                         1,743
--------------------------------------------------------------------------------
           13,653  Pediatrix Medical Group, Inc.(1)(2)                      618
--------------------------------------------------------------------------------
          388,583  PSS World Medical Inc.(1)(2)                           6,858
--------------------------------------------------------------------------------
          720,608  Sierra Health Services, Inc.(1)                       32,450
--------------------------------------------------------------------------------
          389,417  WellCare Health Plans Inc.(1)(2)                      19,101
--------------------------------------------------------------------------------
                                                                         83,761
--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY -- 0.3%
--------------------------------------------------------------------------------
          410,144  TriZetto Group, Inc. (The)(1)                          6,066
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 3.0%
--------------------------------------------------------------------------------
          714,990  Domino's Pizza Inc.                                   17,689
--------------------------------------------------------------------------------
          240,417  Interstate Hotels & Resorts, Inc.(1)                   2,233
--------------------------------------------------------------------------------
          302,408  Luby's Inc.(1)(2)                                      3,154
--------------------------------------------------------------------------------
          197,821  Marcus Corp.(2)                                        4,131
--------------------------------------------------------------------------------
           33,390  Monarch Casino & Resort Inc.(1)(2)                       939
--------------------------------------------------------------------------------
          556,698  Multimedia Games, Inc.(1)(2)                           5,639
--------------------------------------------------------------------------------
          593,082  Papa John's International Inc.(1)(2)                  19,691
--------------------------------------------------------------------------------
          192,131  Sunterra Corp.(1)(2)                                   1,967
--------------------------------------------------------------------------------
           46,969  Vail Resorts Inc.(1)(2)                                1,743
--------------------------------------------------------------------------------
                                                                         57,186
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.8%
--------------------------------------------------------------------------------
           29,752  NVR, Inc.(1)                                          14,616
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 2.0%
--------------------------------------------------------------------------------
          460,093  McDermott International, Inc.(1)                      20,921
--------------------------------------------------------------------------------
          305,967  Teleflex Inc.                                         16,528
--------------------------------------------------------------------------------
                                                                         37,449
--------------------------------------------------------------------------------
INSURANCE -- 4.0%
--------------------------------------------------------------------------------
          267,844  American Financial Group, Inc.                        11,491
--------------------------------------------------------------------------------
           47,096  Conseco Inc.(1)                                        1,088
--------------------------------------------------------------------------------
           42,336  EMC Insurance Group Inc.(2)                            1,218
--------------------------------------------------------------------------------
           29,930  FPIC Insurance Group Inc.(1)(2)                        1,160
--------------------------------------------------------------------------------
          379,453  LandAmerica Financial Group Inc.                      24,512
--------------------------------------------------------------------------------
          274,702  Protective Life Corporation                           12,807
--------------------------------------------------------------------------------
          127,270  Safety Insurance Group, Inc.                           6,052
--------------------------------------------------------------------------------
           24,424  Selective Insurance Group(2)                           1,365
--------------------------------------------------------------------------------
          390,401  Zenith National Insurance Corp.                       15,486
--------------------------------------------------------------------------------
                                                                         75,179
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL(3)
--------------------------------------------------------------------------------
            9,980  Blair Corp.(2)                                           297
--------------------------------------------------------------------------------
           46,145  FTD Group, Inc.(1)                                       623
--------------------------------------------------------------------------------
                                                                            920
--------------------------------------------------------------------------------

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 1.0%
--------------------------------------------------------------------------------
        1,240,679  RealNetworks Inc.(1)                              $   13,275
--------------------------------------------------------------------------------
           72,004  TheStreet.com, Inc.(2)                                   923
--------------------------------------------------------------------------------
          447,403  United Online, Inc.(2)                                 5,369
--------------------------------------------------------------------------------
                                                                         19,567
--------------------------------------------------------------------------------
IT SERVICES -- 3.0%
--------------------------------------------------------------------------------
          752,919  Acxiom Corp.                                          18,823
--------------------------------------------------------------------------------
          648,850  Global Payments Inc.                                  31,502
--------------------------------------------------------------------------------
           45,003  infoUSA Inc.(2)                                          464
--------------------------------------------------------------------------------
          375,829  SYKES Enterprises Inc.(1)(2)                           6,073
--------------------------------------------------------------------------------
                                                                         56,862
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 1.1%
--------------------------------------------------------------------------------
           11,841  Hasbro, Inc.                                             214
--------------------------------------------------------------------------------
          927,381  Jakks Pacific Inc.(1)(2)                              18,631
--------------------------------------------------------------------------------
           93,863  Steinway Musical Instruments(1)(2)                     2,302
--------------------------------------------------------------------------------
                                                                         21,147
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES -- 0.4%
--------------------------------------------------------------------------------
           34,941  Bruker BioSciences Corp.(1)(2)                           187
--------------------------------------------------------------------------------
           40,420  Kendle International Inc.(1)(2)                        1,485
--------------------------------------------------------------------------------
          169,579  Molecular Devices Corporation(1)(2)                    5,182
--------------------------------------------------------------------------------
                                                                          6,854
--------------------------------------------------------------------------------
MACHINERY -- 2.6%
--------------------------------------------------------------------------------
          315,851  Accuride Corp.(1)                                      3,939
--------------------------------------------------------------------------------
           13,135  American Science and
                   Engineering Inc.(1)(2)                                   761
--------------------------------------------------------------------------------
           17,754  Columbus McKinnon Corp.(1)                               386
--------------------------------------------------------------------------------
          288,147  Crane Co.                                             11,987
--------------------------------------------------------------------------------
          229,547  Cummins Inc.(2)                                       28,062
--------------------------------------------------------------------------------
          193,343  Flow International Corp.(1)                            2,720
--------------------------------------------------------------------------------
            4,069  Manitowoc Co.                                            181
--------------------------------------------------------------------------------
                                                                         48,036
--------------------------------------------------------------------------------
MARINE -- 0.4%
--------------------------------------------------------------------------------
          180,538  Kirby Corporation(1)                                   7,131
--------------------------------------------------------------------------------
MEDIA -- 0.6%
--------------------------------------------------------------------------------
           79,997  DreamWorks Animation SKG
                   Inc.(1)                                                1,832
--------------------------------------------------------------------------------
          108,115  John Wiley & Sons Inc. Cl A(2)                         3,589
--------------------------------------------------------------------------------
          158,097  Lodgenet Entertainment Corp.(1)(2)                     2,949
--------------------------------------------------------------------------------
           66,571  New Frontier Media Inc.(1)                               477
--------------------------------------------------------------------------------
          354,451  Sinclair Broadcast Group, Inc.
                   Cl A(2)                                                3,034
--------------------------------------------------------------------------------
                                                                         11,881
--------------------------------------------------------------------------------
METALS & MINING -- 3.1%
--------------------------------------------------------------------------------
           86,423  Chaparral Steel Co.(1)(2)                              6,224
--------------------------------------------------------------------------------
          251,097  Metal Management Inc.(2)                               7,689
--------------------------------------------------------------------------------
           32,690  Novamerican Steel Inc.(1)                              1,323
--------------------------------------------------------------------------------
          233,187  Olympic Steel Inc.(2)                                  8,252
--------------------------------------------------------------------------------
           85,475  Reliance Steel & Aluminum
                   Company                                                7,090
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
30

Small Company - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

          193,629  Ryerson Inc.(2)                                   $    5,228
--------------------------------------------------------------------------------
          342,282  Steel Dynamics Inc.(2)                                22,502
--------------------------------------------------------------------------------
                                                                         58,308
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.4%
--------------------------------------------------------------------------------
          165,519  NorthWestern Corp.                                     5,686
--------------------------------------------------------------------------------
           61,582  Vectren Corp.(2)                                       1,678
--------------------------------------------------------------------------------
                                                                          7,364
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.8%
--------------------------------------------------------------------------------
          270,516  Bon-Ton Stores Inc. (The)(2)                           5,919
--------------------------------------------------------------------------------
          365,233  Dollar Tree Stores Inc.(1)(2)                          9,679
--------------------------------------------------------------------------------
                                                                         15,598
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 6.2%
--------------------------------------------------------------------------------
        1,089,012  Frontier Oil Corp.(2)                                 35,283
--------------------------------------------------------------------------------
           13,453  Giant Industries Inc.(1)                                 895
--------------------------------------------------------------------------------
          707,114  Harvest Natural Resources
                   Inc.(1)(2)                                             9,574
--------------------------------------------------------------------------------
          201,638  Massey Energy Co.(2)                                   7,259
--------------------------------------------------------------------------------
            6,873  Penn Virginia Corp.(2)                                   480
--------------------------------------------------------------------------------
          414,937  Pogo Producing Co.                                    19,129
--------------------------------------------------------------------------------
          416,895  St. Mary Land & Exploration
                   Co.(2)                                                16,780
--------------------------------------------------------------------------------
           56,710  Swift Energy Co.(1)                                    2,435
--------------------------------------------------------------------------------
          136,934  Tesoro Corporation                                    10,182
--------------------------------------------------------------------------------
          239,727  W&T Offshore Inc.(2)                                   9,323
--------------------------------------------------------------------------------
           67,691  World Fuel Services Corp.                              3,093
--------------------------------------------------------------------------------
                                                                        114,433
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.9%
--------------------------------------------------------------------------------
          739,374  Louisiana-Pacific Corp.(2)                            16,192
--------------------------------------------------------------------------------
PERSONAL PRODUCTS(3)
--------------------------------------------------------------------------------
           11,617  Reliv' International, Inc.                               115
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.9%
--------------------------------------------------------------------------------
          733,517  Alpharma Inc. Cl A(2)                                 17,634
--------------------------------------------------------------------------------
        1,047,851  King Pharmaceuticals, Inc.(1)                         17,813
--------------------------------------------------------------------------------
          113,672  Pain Therapeutics, Inc.(1)(2)                            949
--------------------------------------------------------------------------------
                                                                         36,396
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 3.2%
--------------------------------------------------------------------------------
          477,438  CBL & Associates Properties,
                   Inc.(2)                                               18,587
--------------------------------------------------------------------------------
          178,326  FelCor Lodging Trust Inc.                              3,877
--------------------------------------------------------------------------------
           87,398  Innkeepers USA Trust(2)                                1,510
--------------------------------------------------------------------------------
          153,618  Mission West Properties(2)                             1,702
--------------------------------------------------------------------------------
           96,286  New Century Financial Corp.(2)                         4,405
--------------------------------------------------------------------------------
          663,739  NorthStar Realty Finance Corp.                         7,972
--------------------------------------------------------------------------------
           30,431  Saul Centers Inc.(2)                                   1,241
--------------------------------------------------------------------------------
          507,364  Taubman Centers Inc.                                  20,751
--------------------------------------------------------------------------------
                                                                         60,045
--------------------------------------------------------------------------------

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
ROAD & RAIL -- 1.8%
--------------------------------------------------------------------------------
           86,138  Arkansas Best Corporation(2)                      $    4,325
--------------------------------------------------------------------------------
          222,834  Heartland Express, Inc.(2)                             3,987
--------------------------------------------------------------------------------
          281,608  Kansas City Southern Industries,
                   Inc.(1)(2)                                             7,801
--------------------------------------------------------------------------------
          213,462  Knight Transportation Inc.(2)                          4,312
--------------------------------------------------------------------------------
          204,183  Landstar System, Inc.(2)                               9,643
--------------------------------------------------------------------------------
           93,030  Old Dominion Freight Line(1)(2)                        3,497
--------------------------------------------------------------------------------
                                                                         33,565
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 1.7%
--------------------------------------------------------------------------------
          252,114  Kulicke and Soffa Industries,
                   Inc.(1)(2)                                             1,868
--------------------------------------------------------------------------------
          457,089  MKS Instruments, Inc.(1)(2)                            9,197
--------------------------------------------------------------------------------
        2,746,602  ON Semiconductor Corp.(1)(2)                          16,149
--------------------------------------------------------------------------------
          206,354  Zoran Corp.(1)                                         5,023
--------------------------------------------------------------------------------
                                                                         32,237
--------------------------------------------------------------------------------
SOFTWARE -- 2.2%
--------------------------------------------------------------------------------
          193,111  Actuate Corp.(1)                                         780
--------------------------------------------------------------------------------
           74,417  Ansoft Corp.(1)(2)                                     1,524
--------------------------------------------------------------------------------
          954,414  Aspen Technology, Inc.(1)(2)                          12,522
--------------------------------------------------------------------------------
           52,468  DocuCorporation International
                   Inc.(1)                                                  392
--------------------------------------------------------------------------------
          175,139  MicroStrategy Inc.(1)(2)                              17,080
--------------------------------------------------------------------------------
          102,912  SPSS Inc.(1)(2)                                        3,308
--------------------------------------------------------------------------------
          325,741  Sybase, Inc.(1)(2)                                     6,319
--------------------------------------------------------------------------------
                                                                         41,925
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 5.4%
--------------------------------------------------------------------------------
          469,308  Barnes & Noble Inc.                                   17,130
--------------------------------------------------------------------------------
        1,097,718  Dress Barn Inc.(1)(2)                                 27,826
--------------------------------------------------------------------------------
          448,289  Group 1 Automotive, Inc.                              25,257
--------------------------------------------------------------------------------
           29,911  Guess?, Inc.(1)(2)                                     1,249
--------------------------------------------------------------------------------
          221,320  Gymboree Corp.(1)(2)                                   7,693
--------------------------------------------------------------------------------
            4,706  OfficeMax Inc.                                           192
--------------------------------------------------------------------------------
          348,532  Pantry Inc. (The)(1)                                  20,055
--------------------------------------------------------------------------------
           12,440  Rent-A-Center Inc.(1)                                    309
--------------------------------------------------------------------------------
                                                                         99,711
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.8%
--------------------------------------------------------------------------------
          616,301  Brown Shoe Company, Inc.                              21,004
--------------------------------------------------------------------------------
          423,890  Kellwood Co.(2)                                       12,407
--------------------------------------------------------------------------------
           19,848  Perry Ellis International, Inc.(1)(2)                    502
--------------------------------------------------------------------------------
                                                                         33,913
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 3.1%
--------------------------------------------------------------------------------
            9,656  Capital Crossing Bank(1)(2)                              238
--------------------------------------------------------------------------------
          672,308  Corus Bankshares Inc.(2)                              17,601
--------------------------------------------------------------------------------
          335,933  Downey Financial Corp.(2)                             22,793
--------------------------------------------------------------------------------
          257,372  FirstFed Financial Corp.(1)                           14,843
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
31

Small Company - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                           ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

            6,646  ITLA Capital Corp.(2)                             $      349
--------------------------------------------------------------------------------
          169,665  Ocwen Financial Corp.(1)(2)                            2,156
--------------------------------------------------------------------------------
                                                                         57,980
--------------------------------------------------------------------------------
TOBACCO -- 1.2%
--------------------------------------------------------------------------------
          430,371  Loews Corp. - Carolina Group                          22,108
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 1.8%
--------------------------------------------------------------------------------
          773,946  Applied Industrial Technologies
                   Inc.                                                  18,815
--------------------------------------------------------------------------------
          442,965  BlueLinx Holdings Inc.(2)                              5,772
--------------------------------------------------------------------------------
          146,304  WESCO International Inc.(1)                            9,767
--------------------------------------------------------------------------------
                                                                         34,354
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $1,637,585)                                                     1,864,174
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 0.4%

Repurchase Agreement, Deutsche Bank
Securities, Inc., (collateralized by various U.S.
Treasury obligations, 8.125%, 8/15/21, valued
at $7,966), in a joint trading account at 4.25%,
dated 6/30/06, due 7/3/06
(Delivery value $7,803)
(Cost $7,800)                                                             7,800
--------------------------------------------------------------------------------

                                 ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
COLLATERAL RECEIVED FOR
SECURITIES LENDING(4) -- 16.7%

Repurchase Agreement, Morgan Stanley Group,
Inc., (collateralized by various U.S. Government
Agency obligations in a pooled account at the
lending agent), 5.25%, dated 6/30/06, due
7/3/06 (Delivery value $150,066)                                     $  150,000
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG, (collateralized
by various U.S. Government Agency obligations
in a pooled account at the lending agent),
5.31%, dated 6/30/06, due 7/3/06
(Delivery value $164,140)                                               164,067
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED FOR
SECURITIES LENDING
(Cost $314,067)                                                         314,067
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 116.5%
(Cost $1,959,452)                                                     2,186,041
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (16.5)%                                (309,082)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                           $1,876,959
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of June 30, 2006.

(3) Industry is less than 0.05% of total net assets.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in
    Notes to Financial Statements.)

A fair valued security is one which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of
Directors. The aggregate value of fair valued securities as of June 30, 2006, was $1,189, which represented 0.1% of total net assets.

See Notes to Financial Statements.

------
32

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                    (continued)

------
33

Shareholder Fee Examples (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                       BEGINNING        ENDING       DURING PERIOD*   ANNUALIZED
                     ACCOUNT VALUE   ACCOUNT VALUE      1/1/06 -       EXPENSE
                        1/1/06          6/30/06         6/30/06         RATIO*
--------------------------------------------------------------------------------
DISCIPLINED GROWTH SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,020.80         $5.11          1.02%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,021.80         $4.11          0.82%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,020.80         $6.36          1.27%
--------------------------------------------------------------------------------
R Class                 $1,000         $1,018.90         $7.61          1.52%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,019.74         $5.11          1.02%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,020.73         $4.11          0.82%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,018.50         $6.36          1.27%
--------------------------------------------------------------------------------
R Class                 $1,000         $1,017.26         $7.60          1.52%
--------------------------------------------------------------------------------
EQUITY GROWTH SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,029.50         $3.37          0.67%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,030.40         $2.37          0.47%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,028.30         $4.63          0.92%
--------------------------------------------------------------------------------
C Class                 $1,000         $1,024.20         $8.38          1.67%
--------------------------------------------------------------------------------
R Class                 $1,000         $1,027.10         $5.88          1.17%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,021.47         $3.36          0.67%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,022.46         $2.36          0.47%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,020.23         $4.61          0.92%
--------------------------------------------------------------------------------
C Class                 $1,000         $1,016.51         $8.35          1.67%
--------------------------------------------------------------------------------
R Class                 $1,000         $1,018.99         $5.86          1.17%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

                                                                    (continued)

------
34

Shareholder Fee Examples (Unaudited)

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                       BEGINNING        ENDING       DURING PERIOD*   ANNUALIZED
                     ACCOUNT VALUE   ACCOUNT VALUE      1/1/06 -       EXPENSE
                        1/1/06          6/30/06         6/30/06         RATIO*
--------------------------------------------------------------------------------
INCOME & GROWTH SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,028.20         $3.37          0.67%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,029.20         $2.36          0.47%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,026.70         $4.62          0.92%
--------------------------------------------------------------------------------
C Class                 $1,000         $1,023.20         $8.38          1.67%
--------------------------------------------------------------------------------
R Class                 $1,000         $1,025.60         $5.88          1.17%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,021.47         $3.36          0.67%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,022.46         $2.36          0.47%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,020.23         $4.61          0.92%
--------------------------------------------------------------------------------
C Class                 $1,000         $1,016.51         $8.35          1.67%
--------------------------------------------------------------------------------
R Class                 $1,000         $1,018.99         $5.86          1.17%
--------------------------------------------------------------------------------
SMALL COMPANY SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,034.60         $4.39          0.87%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,036.50         $3.38          0.67%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,034.30         $5.65          1.12%
--------------------------------------------------------------------------------
R Class                 $1,000         $1,032.20         $6.90          1.37%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,020.48         $4.36          0.87%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,021.47         $3.36          0.67%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,019.24         $5.61          1.12%
--------------------------------------------------------------------------------
R Class                 $1,000         $1,018.00         $6.85          1.37%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
35

Statement of Assets and Liabilities

JUNE 30, 2006 (UNAUDITED)
----------------------------------------------------------------------------------------------------
                                       DISCIPLINED                       INCOME &
(AMOUNTS IN THOUSANDS)                   GROWTH      EQUITY GROWTH        GROWTH       SMALL COMPANY
----------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------
Investment securities, at value
(cost of $14,556, $2,670,108,
$3,995,011 and $1,645,385,
respectively) -- including $2,379,
$288,322, $279,132 and $310,354 of
securities on loan, respectively         $14,974       $2,949,122       $4,549,694       $1,871,974
-----------------------------------
Investments made with cash
collateral received for securities
on loan, at value (cost of $2,391,
$290,350, $279,754 and $314,067,
respectively)                              2,391          290,350          279,754          314,067
----------------------------------------------------------------------------------------------------
Total investment securities,
at value (cost of $16,947,
$2,960,458, $4,274,765 and
$1,959,452, respectively)                 17,365        3,239,472        4,829,448        2,186,041
-----------------------------------
Cash                                          19               --               --            1,430
-----------------------------------
Cash collateral received
for securities on loan                        --              340               --              126
-----------------------------------
Receivable for investments sold               44           55,117               --            4,550
-----------------------------------
Receivable for capital shares sold            --                1               --               --
-----------------------------------
Dividends and interest receivable              9            2,489            5,968            1,339
----------------------------------------------------------------------------------------------------
                                          17,437        3,297,419        4,835,416        2,193,486
----------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------
Disbursements in excess of
demand deposit cash                           --              483            6,833               --
-----------------------------------
Payable for collateral received
for securities on loan                     2,391          290,690          279,754          314,193
-----------------------------------
Payable for investments purchased             --           58,674               --            1,019
-----------------------------------
Payable for capital shares redeemed           --                3               --               --
-----------------------------------
Accrued management fees                       12            1,450            2,252            1,155
-----------------------------------
Distribution fees payable                     --               74              140               79
-----------------------------------
Service fees (and distribution
fees - R Class) payable                       --               72              139               81
----------------------------------------------------------------------------------------------------
                                           2,403          351,446          289,118          316,527
----------------------------------------------------------------------------------------------------
NET ASSETS                               $15,034       $2,945,973       $4,546,298       $1,876,959
====================================================================================================

See Notes to Financial Statements.                                  (continued)

------
36

Statement of Assets and Liabilities

JUNE 30, 2006 (UNAUDITED)
----------------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS                  DISCIPLINED                       INCOME &
EXCEPT AS NOTED)                         GROWTH      EQUITY GROWTH        GROWTH       SMALL COMPANY
----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------
Capital (par value and
paid-in surplus)                         $14,491       $2,579,838       $3,859,391       $1,578,546
-----------------------------------
Accumulated undistributed
net investment income (loss)                 (15)             914            2,293             (278)
-----------------------------------
Undistributed net realized
gain on investment and
foreign currency transactions                140           86,207          129,931           72,102
-----------------------------------
Net unrealized appreciation
on investments and translation
of assets and liabilities
in foreign currencies                        418          279,014          554,683          226,589
----------------------------------------------------------------------------------------------------
                                         $15,034       $2,945,973       $4,546,298       $1,876,959
====================================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
----------------------------------------------------------------------------------------------------
Net assets                           $13,422,930   $2,210,451,992   $3,431,883,031   $1,039,771,059
-----------------------------------
Shares outstanding                     1,262,517       92,380,396      111,650,883      102,831,787
-----------------------------------
Net asset value per share                 $10.63           $23.93           $30.74           $10.11
----------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS,
$0.01 PAR VALUE
($ AND SHARES IN FULL)
----------------------------------------------------------------------------------------------------
Net assets                              $536,095     $376,793,166     $432,169,135     $437,732,930
-----------------------------------
Shares outstanding                        50,375       15,739,208       14,052,862       43,172,888
-----------------------------------
Net asset value per share                 $10.64           $23.94           $30.75           $10.14
----------------------------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
----------------------------------------------------------------------------------------------------
Net assets                              $541,335     $351,465,550     $679,779,839     $395,297,401
-----------------------------------
Shares outstanding                        50,993       14,698,269       22,132,732       39,460,967
-----------------------------------
Net asset value per share                 $10.62           $23.91           $30.71           $10.02
----------------------------------------------------------------------------------------------------
C CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
----------------------------------------------------------------------------------------------------
Net assets                                   N/A       $7,235,391       $1,930,430              N/A
-----------------------------------
Shares outstanding                           N/A          303,831           62,901              N/A
-----------------------------------
Net asset value per share                    N/A           $23.81           $30.69              N/A
----------------------------------------------------------------------------------------------------
R CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
----------------------------------------------------------------------------------------------------
Net assets                              $533,294          $26,940         $535,345       $4,157,992
-----------------------------------
Shares outstanding                        50,304            1,126           17,415          414,407
-----------------------------------
Net asset value per share                 $10.60           $23.93           $30.74           $10.03
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------
37

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)
----------------------------------------------------------------------------------------------------
                                       DISCIPLINED                       INCOME &
(AMOUNTS IN THOUSANDS)                   GROWTH      EQUITY GROWTH        GROWTH       SMALL COMPANY
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
----------------------------------------------------------------------------------------------------
INCOME:
-----------------------------------
Dividends                                   $ 52         $ 20,546         $ 57,536          $ 8,054
-----------------------------------
Interest                                       3              381              214              186
-----------------------------------
Securities lending                            --              128              307               --
----------------------------------------------------------------------------------------------------
                                              55           21,055           58,057            8,240
----------------------------------------------------------------------------------------------------

EXPENSES:
-----------------------------------
Management fees                               67            8,426           14,316            7,447
-----------------------------------
Distribution fees:
-----------------------------------
  Advisor Class                                1              398              873              495
-----------------------------------
  C Class                                     --               21                8               --
-----------------------------------
Service fees:
-----------------------------------
  Advisor Class                                1              398              873              495
-----------------------------------
  C Class                                     --                7                3               --
-----------------------------------
Distribution and service
fees -- R Class                                1               --                1               14
-----------------------------------
Directors' fees and expenses                  --               41               73               30
-----------------------------------
Other expenses                                --                5               19               26
----------------------------------------------------------------------------------------------------
                                              70            9,296           16,166            8,507
----------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                 (15)          11,759           41,891             (267)
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on
investment transactions                      147           97,881          158,813           80,200
-----------------------------------
Change in net unrealized
appreciation (depreciation)
on investments                                --          (39,238)         (65,842)         (17,605)
----------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS)                                  147           58,643           92,971           62,595
----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS            $132         $ 70,402         $134,862         $ 62,328
====================================================================================================

See Notes to Financial Statements.

------
38

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2005 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                      DISCIPLINED GROWTH                  EQUITY GROWTH
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS          2006           2005(1)           2006            2005
----------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------
Net investment income (loss)             $   (15)         $     5       $   11,759       $   19,750
-----------------------------------
Net realized gain (loss)                     147               71           97,881          131,653
-----------------------------------
Change in net unrealized
appreciation (depreciation)                   --              418          (39,238)          (2,237)
----------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations                              132              494           70,402          149,166
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------
From net investment income:
-----------------------------------
  Investor Class                              --              (13)          (8,402)         (16,814)
-----------------------------------
  Institutional Class                         --               (1)          (1,534)          (1,728)
-----------------------------------
  Advisor Class                               --               (1)            (909)          (1,544)
-----------------------------------
  C Class                                     --               --               --               (4)
-----------------------------------
From net realized gains:
-----------------------------------
  Investor Class                             (59)              --           (2,840)          (8,335)
-----------------------------------
  Institutional Class                         (3)              --             (359)            (716)
-----------------------------------
  Advisor Class                               (3)              --             (418)          (1,166)
-----------------------------------
  C Class                                     --               --               (7)             (18)
-----------------------------------
  R Class                                     (3)              --               --               --
----------------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                           (68)             (15)         (14,469)         (30,325)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets from capital
share transactions                         4,823            9,668          479,266          474,359
----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS                              4,887           10,147          535,199          593,200

NET ASSETS
----------------------------------------------------------------------------------------------------
Beginning of period                       10,147               --        2,410,774        1,817,574
----------------------------------------------------------------------------------------------------
End of period                            $15,034          $10,147       $2,945,973       $2,410,774
====================================================================================================

Accumulated undistributed
net investment income (loss)               $(15)               --             $914               --
====================================================================================================

(1) September 30, 2005 (fund inception) through December 31, 2005.

See Notes to Financial Statements.                                  (continued)

------
39

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                       INCOME & GROWTH                    SMALL COMPANY
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS       2006               2005            2006             2005
----------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------
Net investment income (loss)         $   41,891        $   91,360       $     (267)      $    2,417
-----------------------------------
Net realized gain (loss)                158,813           334,565           80,200          164,594
-----------------------------------
Change in net unrealized
appreciation (depreciation)             (65,842)         (207,393)         (17,605)         (46,350)
----------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations                         134,862           218,532           62,328          120,661
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------
From net investment income:
-----------------------------------
  Investor Class                        (30,215)          (71,750)            (583)            (394)
-----------------------------------
  Institutional Class                    (4,311)           (9,795)            (686)            (765)
-----------------------------------
  Advisor Class                          (5,249)          (12,373)              --               --
-----------------------------------
  C Class                                    (9)              (22)              --               --
-----------------------------------
  R Class                                    (3)               (4)              --               --
-----------------------------------
From net realized gains:
-----------------------------------
  Investor Class                        (19,543)         (143,464)            (308)        (113,311)
-----------------------------------
  Institutional Class                    (2,641)          (18,640)            (126)         (43,619)
-----------------------------------
  Advisor Class                          (3,901)          (27,006)            (112)         (38,310)
-----------------------------------
  C Class                                   (12)              (93)              --               --
-----------------------------------
  R Class                                    (2)              (16)              (2)            (628)
----------------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                      (65,886)         (283,163)          (1,817)        (197,027)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets from capital
share transactions                     (309,873)         (381,419)         (20,709)         341,148
----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS                          (240,897)         (446,050)          39,802          264,782

NET ASSETS
----------------------------------------------------------------------------------------------------
Beginning of period                   4,787,195         5,233,245        1,837,157        1,572,375
----------------------------------------------------------------------------------------------------
End of period                        $4,546,298        $4,787,195       $1,876,959       $1,837,157
====================================================================================================

Accumulated undistributed
net investment income (loss)             $2,293              $189           $(278)           $1,258
====================================================================================================

See Notes to Financial Statements.

------
40

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED) (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Disciplined Growth Fund
(Disciplined Growth), Equity Growth Fund (Equity Growth), Income & Growth Fund
(Income & Growth) and Small Company Fund (Small Company) (collectively, the funds) are four funds in a series issued by the corporation. The funds are diversified under the 1940 Act. Disciplined Growth seeks long-term capital growth. Equity Growth seeks capital appreciation by investing in common stocks.
Income & Growth seeks capital appreciation by investing in common stocks. Income is a secondary objective. Small Company seeks capital appreciation by investing primarily in common stocks of small companies. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Disciplined Growth and Small Company are authorized to issue the Investor Class, the Institutional Class, the Advisor Class and the R Class.
Equity Growth and Income & Growth are authorized to issue the Investor Class, the Institutional Class, the Advisor Class, the C Class and the R Class. The C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.
All classes of Disciplined Growth commenced sale on September 30, 2005, the fund's inception date.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the funds to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income.
The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

                                                                    (continued)

------
41

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED) (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid semiannually for Disciplined Growth. Distributions from net investment income, if any, are declared and paid quarterly for Equity Growth,
Income & Growth and Small Company. Distributions from net realized gains for the funds, if any, are generally declared and paid twice a year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.6880% to 0.8700% for Disciplined Growth,
0.3380% to 0.5200% for Equity Growth and Income & Growth and 0.5380% to 0.7200%
for Small Company. The rates for the Complex Fee (Investor Class, C Class and R
Class) range from 0.2500% to 0.3100%. The Institutional Class and the Advisor
Class are 0.2000% less and 0.2500% less, respectively, at each point within the
Complex Fee range.

                                                                    (continued)

------
42

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED) (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

The effective annual management fee for each class of the funds for the six months ended June 30, 2006 was as follows:

--------------------------------------------------------------------------------
                      INVESTOR   INSTITUTIONAL   ADVISOR        C            R
--------------------------------------------------------------------------------
Disciplined Growth      1.02%        0.82%        0.77%        N/A         1.02%
--------------------------------------------------------------------------------
Equity Growth           0.67%        0.47%        0.42%       0.67%        0.67%
--------------------------------------------------------------------------------
Income & Growth         0.67%        0.47%        0.42%       0.67%        0.67%
--------------------------------------------------------------------------------
Small Company           0.87%        0.67%        0.62%        N/A         0.87%
-------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the C Class and R Class (collectively with the Advisor
Class Plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) the following annual distribution and service fees:

---------------------------------------------
                       Advisor         C
---------------------------------------------
Distribution Fee        0.25%        0.75%
---------------------------------------------
Service Fee             0.25%        0.25%
---------------------------------------------

The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class and R Class shares. Fees incurred under the plans during the six months ended June 30, 2006, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC. As of June 30, 2006, ACIM owned
11% of the outstanding shares of Disciplined Growth.

The funds have a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended June 30, 2006, were as follows:

--------------------------------------------------------------------------------
                      DISCIPLINED                     INCOME &
                        GROWTH      EQUITY GROWTH      GROWTH      SMALL COMPANY
--------------------------------------------------------------------------------
Purchases              $13,457       $1,841,190      $1,667,739      $1,314,232
--------------------------------------------------------------------------------
Proceeds from sales     $8,627       $1,499,363      $1,999,410      $1,356,542
--------------------------------------------------------------------------------

For the six months ended June 30, 2006, Equity Growth and Small Company incurred net realized gains of $3,427 and $1,872, respectively, from redemptions in kind.
A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

                                                                    (continued)

------
43

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED) (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3 billion shares. Transactions in shares of the funds were as follows:

------------------------------------------------------------------------------------------
                                         DISCIPLINED GROWTH             EQUITY GROWTH
------------------------------------------------------------------------------------------
                                        SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------
INVESTOR CLASS
------------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                       100,000                     300,000
==========================================================================================
Sold                                        612       $ 6,626        16,482     $ 396,574
------------------------------------
Issued in reinvestment
of distributions                              6            59           419         9,810
------------------------------------
Redeemed                                   (174)       (1,871)       (8,516)     (204,286)
------------------------------------------------------------------------------------------
Net increase (decrease)                     444       $ 4,814         8,385     $ 202,098
==========================================================================================
YEAR ENDED DECEMBER 31, 2005(1)

SHARES AUTHORIZED                       200,000                     300,000
==========================================================================================
Sold                                        846        $8,430        25,326     $ 572,666
------------------------------------
Issued in reinvestment
of distributions                              1            13           954        22,151
------------------------------------
Redeemed                                    (28)         (284)      (12,360)     (276,244)
------------------------------------------------------------------------------------------
Net increase (decrease)                     819        $8,159        13,920     $ 318,573
==========================================================================================
INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                        50,000                     100,000
==========================================================================================
Sold                                         --            --        10,485      $252,909
------------------------------------
Issued in reinvestment
of distributions                             --            $3            73         1,687
------------------------------------
Redeemed                                     --            --        (2,425)      (58,610)
------------------------------------------------------------------------------------------
Net increase (decrease)                      --            $3         8,133      $195,986
==========================================================================================
YEAR ENDED DECEMBER 31, 2005(1)

SHARES AUTHORIZED                        50,000                      50,000
==========================================================================================
Sold                                         50          $500         3,452      $ 77,344
------------------------------------
Issued in reinvestment
of distributions                             --             1            90         2,094
------------------------------------
Redeemed                                     --            --          (826)      (18,574)
------------------------------------------------------------------------------------------
Net increase (decrease)                      50          $501         2,716      $ 60,864
==========================================================================================

(1) September 30, 2005 (fund inception) through December 31, 2005 for
    Disciplined Growth.

                                                                    (continued)

------
44

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED) (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

------------------------------------------------------------------------------------------
                                         DISCIPLINED GROWTH             EQUITY GROWTH
------------------------------------------------------------------------------------------
                                        SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                        60,000                      50,000
==========================================================================================
Sold                                         --            --         4,845     $ 116,558
------------------------------------
Issued in connection
with acquisition (Note 9)                    --            --         6,089       146,826
------------------------------------
Issued in reinvestment
of distributions                             --            $3            52         1,220
------------------------------------
Redeemed                                     --            --        (7,670)     (186,054)
------------------------------------------------------------------------------------------
Net increase (decrease)                      --            $3         3,316     $  78,550
==========================================================================================
YEAR ENDED DECEMBER 31, 2005(1)

SHARES AUTHORIZED                        60,000                      50,000
==========================================================================================
Sold                                         51          $507         6,356      $143,640
------------------------------------
Issued in reinvestment
of distributions                             --             1           106         2,479
------------------------------------
Redeemed                                     --            --        (2,351)      (53,485)
------------------------------------------------------------------------------------------
Net increase (decrease)                      51          $508         4,111      $ 92,634
==========================================================================================
C CLASS
------------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                           N/A                      10,000
==========================================================================================
Sold                                                                    135        $3,246
------------------------------------
Issued in reinvestment
of distributions                                                         --             7
------------------------------------
Redeemed                                                                (26)         (622)
------------------------------------------------------------------------------------------
Net increase (decrease)                                                 109        $2,631
==========================================================================================
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                           N/A                      10,000
==========================================================================================
Sold                                                                    128        $2,893
------------------------------------
Issued in reinvestment
of distributions                                                          1            21
------------------------------------
Redeemed                                                                (29)         (651)
------------------------------------------------------------------------------------------
Net increase (decrease)                                                 100        $2,263
==========================================================================================
R CLASS
------------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                        10,000                      10,000
==========================================================================================
Sold                                         --            --            --            $1
------------------------------------
Issued in reinvestment
of distributions                             --            $3            --            --
------------------------------------------------------------------------------------------
Net increase (decrease)                      --            $3            --            $1
==========================================================================================
PERIOD ENDED DECEMBER 31, 2005(1)(2)

SHARES AUTHORIZED                        10,000                      10,000
==========================================================================================
Sold                                         50          $500             1           $25
==========================================================================================

(1) September 30, 2005 (fund inception) through December 31, 2005 for
    Disciplined Growth.

(2) July 29, 2005 (commencement of sale) through December 31, 2005 for Equity
    Growth.

                                                                    (continued)

------
45

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED) (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

------------------------------------------------------------------------------------------
                                           INCOME & GROWTH              SMALL COMPANY
------------------------------------------------------------------------------------------
                                        SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------
INVESTOR CLASS
------------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                       400,000                     400,000
==========================================================================================
Sold                                      6,572     $ 203,557        12,529     $ 131,346
------------------------------------
Issued in reinvestment
of distributions                          1,558        47,032            79           833
------------------------------------
Redeemed                                (15,731)     (487,595)      (16,177)     (167,225)
------------------------------------------------------------------------------------------
Net increase (decrease)                  (7,601)    $(237,006)       (3,569)    $ (35,046)
==========================================================================================
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                       400,000                     400,000
==========================================================================================
Sold                                     15,526     $ 476,101        25,920     $ 265,821
------------------------------------
Issued in reinvestment
of distributions                          6,607       204,087        10,642       106,520
------------------------------------
Redeemed                                (30,203)     (927,332)      (27,915)     (285,146)
------------------------------------------------------------------------------------------
Net increase (decrease)                  (8,070)    $(247,144)        8,647     $  87,195
==========================================================================================
INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                        60,000                     200,000
==========================================================================================
Sold                                      1,568     $  48,558         5,812      $ 61,003
------------------------------------
Issued in reinvestment
of distributions                            214         6,462            67           702
------------------------------------
Redeemed                                 (3,464)     (107,687)       (6,226)      (64,907)
------------------------------------------------------------------------------------------
Net increase (decrease)                  (1,682)    $ (52,667)         (347)     $ (3,202)
==========================================================================================
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                        60,000                     200,000
==========================================================================================
Sold                                      6,218     $ 192,246        21,649      $221,414
------------------------------------
Issued in reinvestment
of distributions                            854        26,401         3,843        38,575
------------------------------------
Redeemed                                 (4,376)     (134,793)       (9,826)      (99,961)
------------------------------------------------------------------------------------------
Net increase (decrease)                   2,696     $  83,854        15,666      $160,028
==========================================================================================
ADVISOR CLASS
------------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                       200,000                     200,000
==========================================================================================
Sold                                      2,324     $  72,226         5,396      $ 56,025
------------------------------------
Issued in reinvestment
of distributions                            302         9,096            10           101
------------------------------------
Redeemed                                 (3,272)     (101,170)       (3,547)      (36,360)
------------------------------------------------------------------------------------------
Net increase (decrease)                    (646)    $ (19,848)        1,859      $ 19,766
==========================================================================================
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                       200,000                     200,000
==========================================================================================
Sold                                      4,658     $ 142,932        15,417      $156,400
------------------------------------
Issued in reinvestment
of distributions                          1,271        39,214         3,551        35,247
------------------------------------
Redeemed                                (13,347)     (400,065)       (9,806)      (99,911)
------------------------------------------------------------------------------------------
Net increase (decrease)                  (7,418)    $(217,919)        9,162      $ 91,736
==========================================================================================

                                                                    (continued)

------
46

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED) (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

------------------------------------------------------------------------------------------
                                           INCOME & GROWTH              SMALL COMPANY
------------------------------------------------------------------------------------------
                                        SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------
C CLASS
------------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                        10,000                         N/A
==========================================================================================
Sold                                          3         $  83
------------------------------------
Issued in reinvestment
of distributions                             --            12
------------------------------------
Redeemed                                    (18)         (555)
------------------------------------------------------------------------------------------
Net increase (decrease)                     (15)        $(460)
==========================================================================================
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                        10,000                         N/A
==========================================================================================
Sold                                         19       $   560
------------------------------------
Issued in reinvestment
of distributions                              2            75
------------------------------------
Redeemed                                    (40)       (1,206)
------------------------------------------------------------------------------------------
Net increase (decrease)                     (19)      $  (571)
==========================================================================================
R CLASS
------------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                        10,000                      10,000
==========================================================================================
Sold                                         10         $ 318            77       $   809
------------------------------------
Issued in reinvestment
of distributions                             --             1            --             2
------------------------------------
Redeemed                                     (7)         (211)         (298)       (3,038)
------------------------------------------------------------------------------------------
Net increase (decrease)                       3         $ 108          (221)      $(2,227)
==========================================================================================
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                        10,000                      10,000
==========================================================================================
Sold                                         14          $410           286       $ 2,929
------------------------------------
Issued in reinvestment
of distributions                             --             5            63           628
------------------------------------
Redeemed                                     (2)          (54)         (133)       (1,368)
------------------------------------------------------------------------------------------
Net increase (decrease)                      12          $361           216       $ 2,189
==========================================================================================

5. SECURITIES LENDING

As of June 30, 2006, securities in Disciplined Growth, Equity Growth, Income &
Growth and Small Company valued at $2,379, $288,322, $279,132 and $310,354, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $2,391, $290,690, $279,754 and $314,193, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

                                                                    (continued)

------
47

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED) (AMOUNTS IN THOUSANDS)

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a $500 million unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal Funds rate plus
0.50%. The funds did not borrow from the line during the six months ended June
30, 2006.

7. RISK FACTORS

Small Company concentrates its investments in common stocks of small companies.
Because of this, Small Company may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2006, the components of investments for federal income tax purposes were as follows:

--------------------------------------------------------------------------------
                            DISCIPLINED    EQUITY        INCOME &      SMALL
                              GROWTH       GROWTH        GROWTH       COMPANY
--------------------------------------------------------------------------------
Federal tax cost
of investments                $16,965    $2,960,844    $4,302,554    $1,962,794
================================================================================
Gross tax appreciation
of investments                 $1,000      $322,968     $ 660,076      $287,327
------------------------
Gross tax depreciation
of investments                   (600)      (44,340)     (133,182)      (64,080)
--------------------------------------------------------------------------------
Net tax appreciation
(depreciation)
of investments                  $ 400      $278,628     $ 526,894      $223,247
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends.

As of December 31, 2005, Small Company had capital losses deferrals of $5,948.
The capital loss deferrals represent net capital losses incurred in the two-month period ended December 31, 2005. Small Company has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

                                                                    (continued)

------
48

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

9. REORGANIZATION PLAN ($ AND SHARES IN FULL)

On December 14, 2005, the Board of Directors of Mason Street Large Cap Core
Stock Fund (Large Cap Core Stock), one fund in a series issued by Mason Street
Funds, Inc., approved a plan of reorganization (the reorganization) pursuant to which Equity Growth acquired all of the assets of Large Cap Core Stock in exchange for shares of equal value of Equity Growth and assumption by Equity
Growth of all liabilities of Large Cap Core Stock. The financial statements and performance history of Equity Growth will be carried over in the post-reorganization. The reorganization was approved by shareholders on March
15, 2006. The reorganization was effective at the close of business on March 31,
2006.

The acquisition was accomplished by a tax-free exchange of shares. On April 3,
2006, in connection with the reorganization, Large Cap Core Stock exchanged its shares for shares of Equity Growth as follows:

----------------------------------------------------------------------------------------------------
       ORIGINAL FUND/CLASS         SHARES EXCHANGED         NEW FUND/CLASS           SHARES RECEIVED
----------------------------------------------------------------------------------------------------
  Large Cap Core Stock -- A Class     14,247,190     Equity Growth -- Advisor Class      5,942,236
----------------------------------------------------------------------------------------------------
  Large Cap Core Stock -- B Class        364,585     Equity Growth -- Advisor Class        147,073
----------------------------------------------------------------------------------------------------

The net assets of Large Cap Core Stock and Equity Growth immediately before the acquisition were $146,826,124 and $2,706,590,583, respectively. Large Cap Core
Stock's unrealized appreciation of $32,803,612 was combined with that of Equity
Growth. Immediately after the acquisition, the combined net assets were
$2,853,416,707.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

In July 2006, the Financial Accounting Standards Board issued Interpretation No.
48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB
Statement No. 109" (the Interpretation). The Interpretation establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The
Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has recently begun to evaluate the application of the Interpretation to each fund, and is not in a position at this time to estimate the significance of its impact, if any, on each fund's financial statements.

------
49

Disciplined Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------
                                                              INVESTOR CLASS
--------------------------------------------------------------------------------
                                                            2006(1)     2005(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $10.47      $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------------------
  Net Investment Income (Loss)(3)                            (0.01)       0.01
------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                     0.23        0.48
--------------------------------------------------------------------------------
  Total From Investment Operations                            0.22        0.49
--------------------------------------------------------------------------------
Distributions
------------------------------------------------------
  From Net Investment Income                                   --        (0.02)
------------------------------------------------------
  From Net Realized Gains                                    (0.06)         --
--------------------------------------------------------------------------------
  Total Distributions                                        (0.06)      (0.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $10.63      $10.47
================================================================================
  TOTAL RETURN(4)                                             2.08%       4.87%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets          1.02%(5)    1.02%(5)
------------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                    (0.20)%(5)    0.28%(5)
------------------------------------------------------
Portfolio Turnover Rate                                         64%         37%
------------------------------------------------------
Net Assets, End of Period (in thousands)                    $13,423      $8,569
--------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
50

Disciplined Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------
                                                            INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                                            2006(1)     2005(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $10.47      $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------------------
  Net Investment Income (Loss)(3)                           . --(4)       0.01
------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                     0.23        0.48
--------------------------------------------------------------------------------
  Total From Investment Operations                            0.23        0.49
--------------------------------------------------------------------------------
Distributions
------------------------------------------------------
  From Net Investment Income                                   --        (0.02)
------------------------------------------------------
  From Net Realized Gains                                    (0.06)         --
--------------------------------------------------------------------------------
  Total Distributions                                        (0.06)      (0.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $10.64      $10.47
================================================================================
  TOTAL RETURN(5)                                             2.18%       4.91%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets          0.82%(6)    0.82%(6)
------------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                      0.00%(6)    0.48%(6)
------------------------------------------------------
Portfolio Turnover Rate                                         64%         37%
------------------------------------------------------
Net Assets, End of Period (in thousands)                       $536        $524
--------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
51

Disciplined Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------
                                                               ADVISOR CLASS
--------------------------------------------------------------------------------
                                                            2006(1)     2005(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $10.46      $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------------------
  Net Investment Income (Loss)(3)                            (0.02)       --(4)
------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                     0.24        0.47
--------------------------------------------------------------------------------
  Total From Investment Operations                            0.22        0.47
--------------------------------------------------------------------------------
Distributions
------------------------------------------------------
  From Net Investment Income                                    --       (0.01)
------------------------------------------------------
  From Net Realized Gains                                    (0.06)         --
--------------------------------------------------------------------------------
  Total Distributions                                        (0.06)      (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $10.62      $10.46
================================================================================
  TOTAL RETURN(5)                                             2.08%       4.72%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets          1.27%(6)    1.27%(6)
------------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                    (0.45)%(6)    0.03%(6)
------------------------------------------------------
Portfolio Turnover Rate                                         64%         37%
------------------------------------------------------
Net Assets, End of Period (in thousands)                       $541        $531
--------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6)  Annualized.

See Notes to Financial Statements.

------
52

Disciplined Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------
                                                                  R CLASS
--------------------------------------------------------------------------------
                                                            2006(1)     2005(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $10.46      $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------------------
  Net Investment Income (Loss)(3)                            (0.04)       --(4)
------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                     0.24        0.47
--------------------------------------------------------------------------------
  Total From Investment Operations                            0.20        0.47
--------------------------------------------------------------------------------
Distributions
------------------------------------------------------
  From Net Investment Income                                    --       (0.01)
------------------------------------------------------
  From Net Realized Gains                                    (0.06)         --
--------------------------------------------------------------------------------
  Total Distributions                                        (0.06)      (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $10.60      $10.46
================================================================================
  TOTAL RETURN(5)                                             1.89%       4.66%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets          1.52%(6)    1.52%(6)
------------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                    (0.70)%(6)  (0.22)%(6)
------------------------------------------------------
Portfolio Turnover Rate                                         64%         37%
------------------------------------------------------
Net Assets, End of Period (in thousands)                       $533        $523
--------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
53

Equity Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                                          INVESTOR CLASS
----------------------------------------------------------------------------------------------------
                                2006(1)      2005        2004        2003        2002        2001
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $23.37      $22.08      $19.60      $15.19      $19.24      $21.77
----------------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(2)                0.11        0.22        0.25        0.17        0.15        0.13
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.57        1.39        2.47        4.41       (4.05)      (2.53)
----------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.68        1.61        2.72        4.58       (3.90)      (2.40)
----------------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.09)      (0.22)      (0.24)      (0.17)      (0.15)      (0.13)
--------------------------
  From Net
  Realized Gains                 (0.03)      (0.10)         --          --          --          --
----------------------------------------------------------------------------------------------------
  Total Distributions            (0.12)      (0.32)      (0.24)      (0.17)      (0.15)      (0.13)
----------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $23.93      $23.37      $22.08      $19.60      $15.19      $19.24
====================================================================================================
  TOTAL RETURN(3)                 2.95%       7.30%      13.98%      30.27%     (20.32)%    (11.01)%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.67%(4)       0.67%       0.68%       0.69%       0.69%       0.68%
--------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets             0.87%(4)       0.98%       1.24%       1.00%       0.86%       0.64%
--------------------------
Portfolio Turnover Rate             54%        106%         97%         95%        100%         79%
--------------------------
Net Assets, End of Period
(in thousands)               $2,210,452  $1,962,596  $1,547,062  $1,188,103    $979,959  $1,465,026
----------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
54

Equity Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                                       INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------
                                2006(1)      2005        2004        2003        2002        2001
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $23.38      $22.09      $19.61      $15.20      $19.25      $21.77
----------------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(2)                0.13        0.27        0.29        0.20        0.18        0.17
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.58        1.38        2.47        4.41       (4.05)      (2.52)
----------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.71        1.65        2.76        4.61       (3.87)      (2.35)
----------------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.12)      (0.26)      (0.28)      (0.20)      (0.18)      (0.17)
--------------------------
  From Net
  Realized Gains                 (0.03)      (0.10)         --          --          --          --
----------------------------------------------------------------------------------------------------
  Total Distributions            (0.15)      (0.36)      (0.28)      (0.20)      (0.18)      (0.17)
----------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $23.94      $23.38      $22.09      $19.61      $15.20      $19.25
====================================================================================================
  TOTAL RETURN(3)                 3.04%       7.51%      14.20%      30.50%     (20.14)%    (10.83)%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.47%(4)       0.47%       0.48%       0.49%       0.49%       0.48%
--------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets             1.07%(4)       1.18%       1.44%       1.20%       1.06%       0.84%
--------------------------
Portfolio Turnover Rate             54%        106%         97%         95%        100%         79%
--------------------------
Net Assets, End of Period
(in thousands)                 $376,793    $177,805    $107,997     $91,240    $105,512    $146,752
----------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
55

Equity Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                                           ADVISOR CLASS
----------------------------------------------------------------------------------------------------
                                2006(1)      2005        2004        2003        2002        2001
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $23.35      $22.07      $19.59      $15.17      $19.23      $21.77
----------------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(2)                0.08        0.17        0.20        0.13        0.11        0.08
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.58        1.37        2.47        4.41       (4.06)      (2.54)
----------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.66        1.54        2.67        4.54       (3.95)      (2.46)
----------------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.07)      (0.16)      (0.19)      (0.12)      (0.11)      (0.08)
--------------------------
  From Net
  Realized Gains                 (0.03)      (0.10)         --          --          --          --
----------------------------------------------------------------------------------------------------
  Total Distributions            (0.10)      (0.26)      (0.19)      (0.12)      (0.11)      (0.08)
----------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $23.91      $23.35      $22.07      $19.59      $15.17      $19.23
====================================================================================================
  TOTAL RETURN(3)                 2.83%       6.99%      13.71%      30.05%     (20.60)%    (11.28)%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.92%(4)       0.92%       0.93%       0.94%       0.94%       0.93%
--------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets             0.62%(4)       0.73%       0.99%       0.75%       0.61%       0.39%
--------------------------
Portfolio Turnover Rate             54%        106%         97%         95%        100%         79%
--------------------------
Net Assets, End of Period
(in thousands)                 $351,466    $265,812    $160,427    $114,404     $99,615    $132,214
----------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
56

Equity Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                                             C CLASS
----------------------------------------------------------------------------------------------------
                                2006(1)      2005        2004        2003        2002       2001(2)
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $23.28      $22.03      $19.55      $15.14      $19.23      $20.26
----------------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(3)               (0.01)       --(4)       0.05       (0.01)      (0.02)      (0.04)
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.57        1.37        2.47        4.43       (4.07)      (0.99)
----------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.56        1.37        2.52        4.42       (4.09)      (1.03)
----------------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income                 --       (0.02)      (0.04)      (0.01)         --          --
--------------------------
  From Net
  Realized Gains                 (0.03)      (0.10)         --          --          --          --
----------------------------------------------------------------------------------------------------
  Total Distributions            (0.03)      (0.12)      (0.04)      (0.01)         --          --
----------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $23.81      $23.28      $22.03      $19.55      $15.14      $19.23
====================================================================================================
  TOTAL RETURN(5)                 2.42%       6.23%      12.89%      29.20%     (21.23)%     (5.13)%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     1.67%(6)       1.67%       1.68%       1.69%       1.69%    1.68%(6)
--------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets           (0.13)%(6)     (0.02)%       0.24%       0.00%     (0.14)%  (0.44)%(6)
--------------------------
Portfolio Turnover Rate             54%        106%         97%         95%        100%      79%(7)
--------------------------
Net Assets, End of Period
(in thousands)                   $7,235      $4,536      $2,088      $1,076        $268        $139
----------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) July 18, 2001 (commencement of sale) through December 31, 2001.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount is less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2001.

See Notes to Financial Statements.

------
57

Equity Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------
                                                                  R CLASS
--------------------------------------------------------------------------------
                                                            2006(1)     2005(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $23.37      $23.27
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------------------
  Net Investment Income (Loss)(3)                             0.05        0.08
------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                     0.58        0.19
--------------------------------------------------------------------------------
  Total From Investment Operations                            0.63        0.27
--------------------------------------------------------------------------------
Distributions
------------------------------------------------------
  From Net Investment Income                                 (0.04)      (0.07)
------------------------------------------------------
  From Net Realized Gains                                    (0.03)      (0.10)
--------------------------------------------------------------------------------
  Total Distributions                                        (0.07)      (0.17)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $23.93      $23.37
================================================================================
  TOTAL RETURN(4)                                             2.71%       1.15%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets          1.17%(5)    1.17%(5)
------------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                      0.37%(5)    0.78%(5)
------------------------------------------------------
Portfolio Turnover Rate                                         54%     106%(6)
------------------------------------------------------
Net Assets, End of Period (in thousands)                        $27         $25
--------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) July 29, 2005 (commencement of sale) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2005.

See Notes to Financial Statements.

------
58

Income & Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                                          INVESTOR CLASS
----------------------------------------------------------------------------------------------------
                                2006(1)      2005        2004        2003        2002        2001
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $30.33      $30.67      $27.70      $21.74      $27.35      $30.19
----------------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(2)                0.30        0.57        0.60        0.43        0.33        0.30
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.55        0.90        2.96        5.96       (5.61)      (2.84)
----------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.85        1.47        3.56        6.39       (5.28)      (2.54)
----------------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.27)      (0.59)      (0.59)      (0.43)      (0.33)      (0.30)
--------------------------
  From Net
  Realized Gains                 (0.17)      (1.22)         --          --          --          --
----------------------------------------------------------------------------------------------------
  Total Distributions            (0.44)      (1.81)      (0.59)      (0.43)      (0.33)      (0.30)
----------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $30.74      $30.33      $30.67      $27.70      $21.74      $27.35
====================================================================================================
  TOTAL RETURN(3)                 2.82%       4.79%      12.98%      29.62%     (19.37)%     (8.37)%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.67%(4)       0.67%       0.68%       0.69%       0.69%       0.68%
--------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets             1.81%(4)       1.86%       2.10%       1.80%       1.34%       1.07%
--------------------------
Portfolio Turnover Rate             35%         70%         74%         67%         67%         61%
--------------------------
Net Assets, End of Period
(in thousands)               $3,431,883  $3,616,640  $3,904,689  $3,803,254  $3,122,386  $4,450,654
----------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
59

Income & Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                                        INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------
                                2006(1)      2005        2004        2003        2002        2001
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $30.34      $30.68      $27.71      $21.76      $27.37      $30.19
----------------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(2)                0.33        0.64        0.66        0.48        0.38        0.36
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.54        0.89        2.95        5.95       (5.61)      (2.82)
----------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.87        1.53        3.61        6.43       (5.23)      (2.46)
----------------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.29)      (0.65)      (0.64)      (0.48)      (0.38)      (0.36)
--------------------------
  From Net
  Realized Gains                 (0.17)      (1.22)         --          --          --          --
----------------------------------------------------------------------------------------------------
  Total Distributions            (0.46)      (1.87)      (0.64)      (0.48)      (0.38)      (0.36)
----------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $30.75      $30.34      $30.68      $27.71      $21.76      $27.37
====================================================================================================
  TOTAL RETURN(3)                 2.92%       5.00%      13.20%      29.81%     (19.18)%     (8.15)%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.47%(4)       0.47%       0.48%       0.49%       0.49%       0.48%
--------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets             2.01%(4)       2.06%       2.30%       2.00%       1.54%       1.27%
--------------------------
Portfolio Turnover Rate             35%         70%         74%         67%         67%         61%
--------------------------
Net Assets, End of Period
(in thousands)                 $432,169    $477,395    $400,048    $270,760    $197,371    $233,823
----------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
60

Income & Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                                           ADVISOR CLASS
----------------------------------------------------------------------------------------------------
                                2006(1)      2005        2004        2003        2002        2001
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $30.31      $30.65      $27.68      $21.72      $27.33      $30.17
----------------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(2)                0.26        0.49        0.52        0.37        0.27        0.23
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.54        0.90        2.96        5.96       (5.61)      (2.83)
----------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.80        1.39        3.48        6.33       (5.34)      (2.60)
----------------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.23)      (0.51)      (0.51)      (0.37)      (0.27)      (0.24)
--------------------------
  From Net
  Realized Gains                 (0.17)      (1.22)         --          --          --          --
----------------------------------------------------------------------------------------------------
  Total Distributions            (0.40)      (1.73)      (0.51)      (0.37)      (0.27)      (0.24)
----------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $30.71      $30.31      $30.65      $27.68      $21.72      $27.33
====================================================================================================
  TOTAL RETURN(3)                 2.67%       4.53%      12.71%      29.33%     (19.60)%     (8.63)%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.92%(4)       0.92%       0.93%       0.94%       0.94%       0.93%
--------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets             1.56%(4)       1.61%       1.85%       1.55%       1.09%       0.82%
--------------------------
Portfolio Turnover Rate             35%         70%         74%         67%         67%         61%
--------------------------
Net Assets, End of Period
(in thousands)                 $679,780    $690,379    $925,472    $888,390    $690,924  $1,227,156
----------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------
61

Income & Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                                              C CLASS
----------------------------------------------------------------------------------------------------
                                2006(1)      2005        2004        2003        2002       2001(2)
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $30.29      $30.64      $27.67      $21.68      $27.31      $28.84
----------------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(3)                0.14        0.27        0.32        0.19        0.10        0.03
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.56        0.88        2.95        5.98       (5.64)      (1.44)
----------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.70        1.15        3.27        6.17       (5.54)      (1.41)
----------------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.13)      (0.28)      (0.30)      (0.18)      (0.09)      (0.12)
--------------------------
  From Net
  Realized Gains                 (0.17)      (1.22)         --          --          --          --
----------------------------------------------------------------------------------------------------
  Total Distributions            (0.30)      (1.50)      (0.30)      (0.18)      (0.09)      (0.12)
----------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $30.69      $30.29      $30.64      $27.67      $21.68      $27.31
====================================================================================================
  TOTAL RETURN(4)                 2.32%       3.73%      11.88%      28.56%     (20.29)%     (4.91)%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     1.67%(5)       1.67%       1.68%       1.69%       1.69%    1.68%(5)
--------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets             0.81%(5)       0.86%       1.10%       0.80%       0.34%    0.20%(5)
--------------------------
Portfolio Turnover Rate             35%         70%         74%         67%         67%      61%(6)
--------------------------
Net Assets, End of Period
(in thousands)                   $1,930      $2,358      $2,966      $2,330      $1,710        $437
----------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) June 28, 2001 (commencement of sale) through December 31, 2001.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2001.

See Notes to Financial Statements.

------
62

Income & Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                     R CLASS
--------------------------------------------------------------------------------
                                    2006(1)      2005        2004       2003(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                 $30.34      $30.67      $27.70      $24.79
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------------
  Net Investment
  Income (Loss)(3)                    0.22        0.50        0.48        0.08
-------------------------------
  Net Realized and
  Unrealized Gain (Loss)              0.55        0.83        2.93        3.03
--------------------------------------------------------------------------------
  Total From
  Investment Operations               0.77        1.33        3.41        3.11
--------------------------------------------------------------------------------
Distributions
-------------------------------
  From Net Investment Income         (0.20)      (0.44)      (0.44)      (0.20)
-------------------------------
  From Net Realized Gains            (0.17)      (1.22)         --          --
--------------------------------------------------------------------------------
  Total Distributions                (0.37)      (1.66)      (0.44)      (0.20)
--------------------------------------------------------------------------------
Net Asset Value, End of Period      $30.74      $30.34      $30.67      $27.70
================================================================================
  TOTAL RETURN(4)                     2.56%       4.31%      12.42%      12.57%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets              1.17%(5)    1.15%(6)       1.18%    1.18%(5)
-------------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets                 1.31%(5)    1.38%(6)       1.60%    0.85%(5)
-------------------------------
Portfolio Turnover Rate                 35%         70%         74%      67%(7)
-------------------------------
Net Assets, End of Period
(in thousands)                         $535        $423         $70          $9
--------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) August 29, 2003 (commencement of sale) through December 31, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6) During the year ended December 31, 2005, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.17% and 1.36%, respectively.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2003.

See Notes to Financial Statements.

------
63

Small Company - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                                          INVESTOR CLASS
----------------------------------------------------------------------------------------------------
                                2006(1)      2005        2004        2003        2002        2001
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period              $9.77      $10.19       $8.35       $5.50       $5.75       $5.79
----------------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(2)               --(3)        0.01        0.02        0.01       --(3)       (0.01)
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.35        0.71        2.31        2.93       (0.23)       0.22
----------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.35        0.72        2.33        2.94       (0.23)       0.21
----------------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.01)       --(3)      (0.02)       --(3)         --          --
--------------------------
  From Net
  Realized Gains                 --(3)       (1.14)      (0.47)      (0.09)      (0.02)      (0.25)
----------------------------------------------------------------------------------------------------
  Total Distributions            (0.01)      (1.14)      (0.49)      (0.09)      (0.02)      (0.25)
----------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $10.11       $9.77      $10.19       $8.35       $5.50       $5.75
====================================================================================================
  TOTAL RETURN(4)                 3.46%       7.13%      28.28%      53.57%      (4.00)%      3.99%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.87%(5)       0.87%       0.88%       0.89%       0.90%       0.88%
--------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets           (0.02)%(5)       0.14%       0.25%       0.09%       0.03%     (0.18)%
--------------------------
Portfolio Turnover Rate             68%        132%        123%        120%        116%        165%
--------------------------
Net Assets, End of Period
(in thousands)               $1,039,771  $1,040,036    $996,103    $467,228    $113,685     $26,899
----------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
64

Small Company - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                                        INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------
                                2006(1)      2005        2004        2003        2002        2001
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period              $9.80      $10.21       $8.36       $5.53       $5.76       $5.79
----------------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(2)                0.01        0.04        0.03        0.02        0.01        --(3)
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.35        0.71        2.33        2.93       (0.22)       0.22
----------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.36        0.75        2.36        2.95       (0.21)       0.22
----------------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.02)      (0.02)      (0.04)      (0.03)         --          --
--------------------------
  From Net
  Realized Gains                  --(3)      (1.14)      (0.47)      (0.09)      (0.02)      (0.25)
----------------------------------------------------------------------------------------------------
  Total Distributions            (0.02)      (1.16)      (0.51)      (0.12)      (0.02)      (0.25)
----------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $10.14       $9.80      $10.21       $8.36       $5.53       $5.76
====================================================================================================
  TOTAL RETURN(4)                 3.65%       7.26%      28.60%      53.52%      (3.65)%      4.17%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.67%(5)       0.67%       0.68%       0.69%       0.70%       0.68%
--------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets             0.18%(5)       0.34%       0.45%       0.29%       0.23%       0.02%
--------------------------
Portfolio Turnover Rate             68%        132%        123%        120%        116%        165%
--------------------------
Net Assets, End of Period
(in thousands)                 $437,733    $426,545    $284,352     $30,830      $1,766        $771
----------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
65

Small Company - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                                           ADVISOR CLASS
----------------------------------------------------------------------------------------------------
                                2006(1)      2005        2004        2003        2002        2001
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period              $9.69      $10.12       $8.30       $5.48       $5.74       $5.79
----------------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(2)               (0.01)      (0.01)      (0.01)      (0.01)      (0.01)      (0.02)
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.34        0.70        2.30        2.92       (0.23)       0.22
----------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.33        0.69        2.29        2.91       (0.24)       0.20
----------------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Realized Gains                 --(3)       (1.12)      (0.47)      (0.09)      (0.02)      (0.25)
----------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $10.02       $9.69      $10.12       $8.30       $5.48       $5.74
====================================================================================================
  TOTAL RETURN(4)                 3.43%       6.74%      28.00%      53.16%      (4.18)%      3.82%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     1.12%(5)       1.12%       1.13%       1.14%       1.15%       1.13%
--------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets           (0.27)%(5)     (0.11)%     (0.00)%     (0.16)%     (0.22)%     (0.43)%
--------------------------
Portfolio Turnover Rate             68%        132%        123%        120%        116%        165%
--------------------------
Net Assets, End of Period
(in thousands)                 $395,297    $364,400    $287,673     $62,907      $3,104         $35
----------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
66

Small Company - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                      R CLASS
--------------------------------------------------------------------------------
                                    2006(1)      2005        2004       2003(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                  $9.72      $10.15       $8.34       $7.11
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------------
  Net Investment
  Income (Loss)(3)                   (0.03)      (0.03)      (0.03)      (0.01)
-------------------------------
  Net Realized and
  Unrealized Gain (Loss)              0.34        0.71        2.31        1.33
--------------------------------------------------------------------------------
  Total From
  Investment Operations               0.31        0.68        2.28        1.32
--------------------------------------------------------------------------------
Distributions
-------------------------------
  From Net Realized Gains            --(4)       (1.11)      (0.47)      (0.09)
--------------------------------------------------------------------------------
Net Asset Value, End of Period      $10.03       $9.72      $10.15       $8.34
================================================================================
  TOTAL RETURN(5)                     3.22%       6.54%      27.72%      18.61%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets              1.37%(6)    1.34%(7)    1.30%(8)    1.38%(6)
-------------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets               (0.52)%(6)  (0.33)%(7)  (0.17)%(8)  (0.40)%(6)
-------------------------------
Portfolio Turnover Rate                 68%        132%        123%     120%(9)
-------------------------------
Net Assets, End of Period
(in thousands)                       $4,158      $6,175      $4,247          $3
--------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) August 29, 2003 (commencement of sale) through December 31, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) During the year ended December 31, 2005, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.37% and (0.36)%, respectively.

(8) During the year ended December 31, 2004, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.38% and (0.25)%, respectively.

(9) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2003.

See Notes to Financial Statements.

------
67

Approval of Management Agreement for Disciplined Growth, Equity Growth, Income &
Growth and Small Company

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning Disciplined Growth, Equity Growth, Income & Growth and
Small Company (the "funds") and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning a similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

                                                                    (continued)

------
68

Approval of Management Agreement for Disciplined Growth, Equity Growth, Income &
Growth and Small Company

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the 15(c) Process comparing the funds'
performance with that of similar funds not managed by the advisor. If

                                                                    (continued)

------
69

Approval of Management Agreement for Disciplined Growth, Equity Growth, Income &
Growth and Small Company

performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Equity Growth's, Income &
Growth's and Small Company's performance was above its benchmark for both the one and three year periods.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure,

                                                                    (continued)

------
70

Approval of Management Agreement for Disciplined Growth, Equity Growth, Income &
Growth and Small Company

fee breakpoints as the fund complex and the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the funds reflect the complexity of assessing economies of scale.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds'
independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of Disciplined Growth was below the median of the total expense ratios of its peer group. The unified fee charged to shareholders of each of Equity Growth, Income & Growth and Small
Company was in the lowest quartile of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The

                                                                    (continued)

------
71

Approval of Management Agreement for Disciplined Growth, Equity Growth, Income &
Growth and Small Company

Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
72

Share Class Information

Four classes of shares are authorized for sale by Disciplined Growth and Small
Company: Investor Class, Institutional Class, Advisor Class and R Class. Five
classes of shares are authorized for sale by Equity Growth and Income & Growth:
Investor Class, Institutional Class, Advisor Class, C Class and R Class. The
total expense ratio of Institutional Class shares is lower than that of Investor
Class shares. The total expense ratios of Advisor Class, C Class and R Class shares are higher than that of Investor Class shares. Small Company is closed to new investors. Shareholders who have open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50% annual Rule
12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
73

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
74

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000(reg.tm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.tm) GROWTH INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P MIDCAP 400 INDEX, a capitalization-weighted index consisting of 400 domestic stocks, measures the performance of the mid-size company segment of the
U.S. market.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

------
75

Notes

------
76

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                       PRSRT STD
P.O. Box 419200                                                U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                     AMERICAN CENTURY
                                                                   COMPANIES

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0608                     (c)2006 American Century Proprietary Holdings, Inc.
SH-SAN-50659S            All rights reserved.

American Century Investments
SEMIANNUAL REPORT

JUNE 30, 2006

[photo of boy with plane]

NT Equity Growth Fund
NT Small Company Fund

[american century investments logo and text logo]

Our Message to You  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

NT EQUITY GROWTH

NT SMALL COMPANY

FINANCIAL STATEMENTS

OTHER INFORMATION
Approval of Management Agreement for

The opinions expressed in each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the semiannual report for the American
Century NT Equity Growth and NT Small Company funds from their inception May 12,
2006 through June 30, 2006. These are two of nine new NT tracker funds available exclusively in LIVESTRONG(tm) Portfolios from American Century Investments. NT is an acronym for "No Tobacco." We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our Web site,
americancentury.com, where we post quarterly portfolio commentaries, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Our Web site presents American Century's recently-announced strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation (LAF). Our
new campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count.

American Century's collaboration with Lance Armstrong and the LAF is a perfect fit. Like members of our family, Lance is a cancer survivor and shares our values of optimism, focus, and determination. In addition, Lance and our family have dedicated our success to improving lives, through the LAF and the Stowers
Institute for Medical Research, respectively. To learn more about American
Century's collaboration with Lance Armstrong and the LAF, please visit
www.lanceface.com on the Web and click on the links to related sites.

Besides the exciting new collaboration, we've enjoyed other good news -- in
January, American Century was named, for the seventh consecutive year, one of
FORTUNE magazine's 100 Best Companies to Work For in America. Fostering a
positive work environment can benefit fund investors as well as our company --
it helps us continue to attract and retain talented people.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

NT Equity Growth - Performance

TOTAL RETURNS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                        SINCE INCEPTION(1)     INCEPTION DATE
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS                           -1.18%               5/12/06
--------------------------------------------------------------------------------
S&P 500 INDEX(2)                              -1.39%                 --
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

FIVE LARGEST OVERWEIGHTS
AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      PORTFOLIO'S             S&P 500
                                        STOCKS                 INDEX
--------------------------------------------------------------------------------
TXU Corp.                                1.99%                 0.24%
--------------------------------------------------------------------------------
Cummins Inc.                             1.75%                 0.05%
--------------------------------------------------------------------------------
Chevron Corp.                            2.81%                 1.20%
--------------------------------------------------------------------------------
Goldman Sachs Group,
Inc. (The)                               2.11%                 0.57%
--------------------------------------------------------------------------------
Hewlett-Packard Co.                      2.29%                 0.77%
--------------------------------------------------------------------------------

FIVE LARGEST UNDERWEIGHTS
AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      PORTFOLIO'S             S&P 500
                                        STOCKS                 INDEX
--------------------------------------------------------------------------------
General Electric Co.                       --                  2.98%
--------------------------------------------------------------------------------
Procter & Gamble
Co. (The)                                  --                  1.59%
--------------------------------------------------------------------------------
Microsoft Corporation                    0.27%                 1.78%
--------------------------------------------------------------------------------
Pfizer Inc.                              0.03%                 1.50%
--------------------------------------------------------------------------------
Johnson & Johnson                        0.14%                 1.54%
--------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
2

NT Equity Growth - Portfolio Commentary

For the period from its inception on May 12, 2006, through June 30, 2006, NT
Equity Growth returned -1.18%*, just ahead of the -1.39% return of its benchmark index, the S&P 500.

This is one of nine new NT tracker funds available exclusively in LIVESTRONG
Portfolios from American Century Investments. NT is an acronym for "No Tobacco."
American Century Investments introduced the portfolios in May 2006, as part of a strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation
(LAF).**

American Century created LIVESTRONG Portfolios by enhancing its existing My
Retirement Portfolios, a series of asset allocation funds first launched in
August 2004. While the modified funds have the same fee structure and investment strategy as My Retirement Portfolios, the underlying funds in LIVESTRONG
Portfolios will not invest in tobacco companies as part of American Century's commitment to the LAF and the fight against cancer.

Stocks generally declined during the reporting period as evidence of increasing inflation led the Federal Reserve to signal that, after nearly two years of interest rate increases, more rate hikes may be forthcoming. These developments undermined investor confidence and caused market sentiment to become more risk averse. The major stock indexes all fell by 1-4% during the period, with large-cap stocks holding up better than small- and mid-cap issues.

In this environment, NT Equity Growth held up better than the S&P 500 thanks to favorable stock selection in the most economically sensitive sectors of the market, particularly energy, utilities, and industrials. Health care was another area where stock choices enhanced results. The top individual contributors included health care provider Humana, electric utility TXU, and industrial machinery maker Cummins.

On the downside, stock selection in the largest and smallest sectors--financials and telecommunication services, respectively--detracted from performance relative to the index. Disappointing stock picks among capital markets firms and thrifts, especially Citigroup and Corus Bankshares, hurt returns in the financial sector. Among telecom stocks, underweights in the major diversified phone companies such as AT&T and BellSouth weighed on results.

TOP TEN HOLDINGS
AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                                               % OF
                                                            NET ASSETS
                                                               AS OF
                                                              6/30/06
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                               4.6%
--------------------------------------------------------------------------------
Citigroup Inc.                                                  3.3%
--------------------------------------------------------------------------------
Chevron Corp.                                                   2.8%
--------------------------------------------------------------------------------
International Business Machines Corp.                           2.5%
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                             2.3%
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                                 2.1%
--------------------------------------------------------------------------------
Boeing Co.                                                      2.0%
--------------------------------------------------------------------------------
TXU Corp.                                                       2.0%
--------------------------------------------------------------------------------
Cummins Inc.                                                    1.7%
--------------------------------------------------------------------------------
Colgate-Palmolive Co.                                           1.7%
--------------------------------------------------------------------------------

*Total returns for periods less than one year are not annualized.

**American Century Investment Services, Inc., has entered into an agreement with the Lance Armstrong Foundation for rights to use the LIVESTRONG name.
  LIVESTRONG is a trademark of the Lance Armstrong Foundation. For more information about the foundation, visit www.livestrong.org.

------
3

NT Equity Growth - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.2%

AEROSPACE & DEFENSE -- 2.6%
--------------------------------------------------------------------------------
                      12,598    Boeing Co.                           $ 1,031,902
--------------------------------------------------------------------------------
                       4,004    Lockheed Martin Corp.                    287,247
--------------------------------------------------------------------------------
                                                                       1,319,149
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 0.5%
--------------------------------------------------------------------------------
                         483    FedEx Corporation                         56,443
--------------------------------------------------------------------------------
                       2,581    United Parcel Service, Inc. Cl B         212,494
--------------------------------------------------------------------------------
                                                                         268,937
--------------------------------------------------------------------------------
AIRLINES -- 0.1%
--------------------------------------------------------------------------------
                       2,492    Southwest Airlines Co.                    40,794
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 0.3%
--------------------------------------------------------------------------------
                       8,376    ArvinMeritor Inc.                        143,983
--------------------------------------------------------------------------------
BEVERAGES -- 2.7%
--------------------------------------------------------------------------------
                      19,868    Coca-Cola Company (The)                  854,721
--------------------------------------------------------------------------------
                      12,887    Pepsi Bottling Group Inc.                414,317
--------------------------------------------------------------------------------
                       1,693    PepsiCo, Inc.                            101,648
--------------------------------------------------------------------------------
                                                                       1,370,686
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.1%
--------------------------------------------------------------------------------
                       9,898    Alkermes Inc.(1)                         187,270
--------------------------------------------------------------------------------
                      11,700    Amgen Inc.(1)                            763,192
--------------------------------------------------------------------------------
                         673    Biogen Idec Inc.(1)                       31,180
--------------------------------------------------------------------------------
                       1,885    ImClone Systems Inc.(1)                   72,836
--------------------------------------------------------------------------------
                                                                       1,054,478
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.6%
--------------------------------------------------------------------------------
                         631    Universal Forest Products Inc.            39,583
--------------------------------------------------------------------------------
                       3,379    USG Corp.(1)                             246,430
--------------------------------------------------------------------------------
                                                                         286,013
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 5.9%
--------------------------------------------------------------------------------
                       7,130    Goldman Sachs Group, Inc. (The)        1,072,566
--------------------------------------------------------------------------------
                      10,163    Lehman Brothers Holdings Inc.            662,119
--------------------------------------------------------------------------------
                      11,455    Mellon Financial Corp.                   394,396
--------------------------------------------------------------------------------
                       8,611    Morgan Stanley                           544,301
--------------------------------------------------------------------------------
                       5,170    Northern Trust Corp.                     285,901
--------------------------------------------------------------------------------
                       2,354    State Street Corp.                       136,744
--------------------------------------------------------------------------------
                                                                       3,096,027
--------------------------------------------------------------------------------
CHEMICALS -- 1.7%
--------------------------------------------------------------------------------
                      20,344    Celanese Corp., Series A                 415,424
--------------------------------------------------------------------------------
                       2,586    Hercules Inc.(1)                          39,462
--------------------------------------------------------------------------------
                      12,457    Lyondell Chemical Co.                    282,276
--------------------------------------------------------------------------------
                       3,642    Westlake Chemical Corp.                  108,532
--------------------------------------------------------------------------------
                                                                         845,694
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 3.2%
--------------------------------------------------------------------------------
                      16,418    Bank of America Corp.                    789,706
--------------------------------------------------------------------------------
                         744    KeyCorp                                   26,546
--------------------------------------------------------------------------------
                         940    PNC Financial Services Group              65,960
--------------------------------------------------------------------------------
                         723    U.S. Bancorp                              22,326
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

                         988    Wachovia Corp.                       $    53,431
--------------------------------------------------------------------------------
                      10,181    Wells Fargo & Co.                        682,941
--------------------------------------------------------------------------------
                                                                       1,640,910
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.6%
--------------------------------------------------------------------------------
                          64    Corporate Executive
                                Board Co. (The)                            6,413
--------------------------------------------------------------------------------
                         131    Dun & Bradstreet Corp.(1)                  9,128
--------------------------------------------------------------------------------
                       5,255    John H. Harland Company                  228,592
--------------------------------------------------------------------------------
                       1,701    Waste Management, Inc.                    61,032
--------------------------------------------------------------------------------
                                                                         305,165
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.2%
--------------------------------------------------------------------------------
                      26,713    Cisco Systems Inc.(1)                    521,705
--------------------------------------------------------------------------------
                       3,356    Motorola, Inc.                            67,623
--------------------------------------------------------------------------------
                                                                         589,328
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 5.0%
--------------------------------------------------------------------------------
                      36,695    Hewlett-Packard Co.                    1,162,498
--------------------------------------------------------------------------------
                      16,714    International Business
                                Machines Corp.                         1,283,969
--------------------------------------------------------------------------------
                         404    Komag, Inc.(1)                            18,657
--------------------------------------------------------------------------------
                       1,534    Lexmark International,
                                Inc. Cl A(1)                              85,643
--------------------------------------------------------------------------------
                                                                       2,550,767
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 3.3%
--------------------------------------------------------------------------------
                      10,980    American Express Co.                     584,356
--------------------------------------------------------------------------------
                       9,273    AmeriCredit Corp.(1)                     258,902
--------------------------------------------------------------------------------
                       9,908    Capital One Financial Corp.              846,638
--------------------------------------------------------------------------------
                                                                       1,689,896
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.6%
--------------------------------------------------------------------------------
                       6,832    Temple-Inland Inc.                       292,888
--------------------------------------------------------------------------------
DISTRIBUTORS -- 0.1%
--------------------------------------------------------------------------------
                       2,389    Building Materials
                                Holding Corp.                             66,581
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 4.6%
--------------------------------------------------------------------------------
                      34,596    Citigroup Inc.                         1,668,911
--------------------------------------------------------------------------------
                       1,344    J.P. Morgan Chase & Co.                   56,448
--------------------------------------------------------------------------------
                      12,107    McGraw-Hill Companies,
                                Inc. (The)                               608,135
--------------------------------------------------------------------------------
                                                                       2,333,494
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.4%
--------------------------------------------------------------------------------
                       7,983    AT&T Inc.                                222,646
--------------------------------------------------------------------------------
                       4,719    BellSouth Corp.                          170,828
--------------------------------------------------------------------------------
                         313    CenturyTel Inc.                           11,628
--------------------------------------------------------------------------------
                       8,682    Verizon Communications Inc.              290,760
--------------------------------------------------------------------------------
                                                                         695,862
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.9%
--------------------------------------------------------------------------------
                      10,486    FirstEnergy Corp.                        568,446
--------------------------------------------------------------------------------
                      16,609    Pepco Holdings, Inc.                     391,640
--------------------------------------------------------------------------------
                                                                         960,086
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
4

NT Equity Growth - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 0.1%
--------------------------------------------------------------------------------
                          92    Acuity Brands Inc.                   $     3,580
--------------------------------------------------------------------------------
                         362    Emerson Electric Co.                      30,339
--------------------------------------------------------------------------------
                                                                          33,919
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.0%
--------------------------------------------------------------------------------
                      13,365    Arrow Electronics, Inc.(1)               430,353
--------------------------------------------------------------------------------
                       2,723    Plexus Corp.(1)                           93,154
--------------------------------------------------------------------------------
                                                                         523,507
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 0.4%
--------------------------------------------------------------------------------
                      28,904    Grey Wolf Inc.(1)                        222,561
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.3%
--------------------------------------------------------------------------------
                      18,576    Kroger Co. (The)                         406,071
--------------------------------------------------------------------------------
                       4,658    Longs Drug Stores Corp.                  212,498
--------------------------------------------------------------------------------
                       1,175    Supervalu Inc.                            36,073
--------------------------------------------------------------------------------
                                                                         654,642
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.7%
--------------------------------------------------------------------------------
                      20,177    Campbell Soup Company                    748,769
--------------------------------------------------------------------------------
                       9,431    General Mills, Inc.                      487,205
--------------------------------------------------------------------------------
                          95    Seaboard Corp.                           121,600
--------------------------------------------------------------------------------
                                                                       1,357,574
--------------------------------------------------------------------------------
GAS UTILITIES(2)
--------------------------------------------------------------------------------
                         398    UGI Corp.                                  9,799
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.6%
--------------------------------------------------------------------------------
                         311    Alcon Inc.                                30,649
--------------------------------------------------------------------------------
                       9,160    Becton Dickinson & Co.                   559,950
--------------------------------------------------------------------------------
                       2,039    Hospira Inc.(1)                           87,555
--------------------------------------------------------------------------------
                       2,751    Kinetic Concepts Inc.(1)                 121,457
--------------------------------------------------------------------------------
                                                                         799,611
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 7.6%
--------------------------------------------------------------------------------
                         386    Aetna Inc.                                15,413
--------------------------------------------------------------------------------
                      14,559    AmerisourceBergen Corp.                  610,313
--------------------------------------------------------------------------------
                       7,396    Cardinal Health, Inc.                    475,785
--------------------------------------------------------------------------------
                      11,598    Humana Inc.(1)                           622,813
--------------------------------------------------------------------------------
                      17,381    McKesson Corp.                           821,773
--------------------------------------------------------------------------------
                      13,863    Sierra Health Services, Inc.(1)          624,251
--------------------------------------------------------------------------------
                      11,956    UnitedHealth Group
                                Incorporated                             535,390
--------------------------------------------------------------------------------
                       4,908    WellCare Health Plans Inc.(1)            240,737
--------------------------------------------------------------------------------
                                                                       3,946,475
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 3.0%
--------------------------------------------------------------------------------
                      10,512    Choice Hotels International Inc.         637,027
--------------------------------------------------------------------------------
                      14,191    Darden Restaurants, Inc.                 559,125
--------------------------------------------------------------------------------
                       2,288    Domino's Pizza Inc.                       56,605
--------------------------------------------------------------------------------
                         369    Papa John's International Inc.(1)         12,251
--------------------------------------------------------------------------------
                       4,966    Yum! Brands, Inc.                        249,641
--------------------------------------------------------------------------------
                                                                       1,514,649
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.7%
--------------------------------------------------------------------------------
                      14,411    Colgate-Palmolive Co.                    863,219
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 2.9%
--------------------------------------------------------------------------------
                      26,030    AES Corporation (The)(1)             $   480,254
--------------------------------------------------------------------------------
                      16,884    TXU Corp.                              1,009,494
--------------------------------------------------------------------------------
                                                                       1,489,748
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.3%
--------------------------------------------------------------------------------
                       3,710    McDermott International, Inc.(1)         168,694
--------------------------------------------------------------------------------
                          94    Teleflex Inc.                              5,078
--------------------------------------------------------------------------------
                                                                         173,772
--------------------------------------------------------------------------------
INSURANCE -- 4.2%
--------------------------------------------------------------------------------
                       3,571    Ace, Ltd.                                180,657
--------------------------------------------------------------------------------
                       7,667    Arch Capital Group Ltd.(1)               455,880
--------------------------------------------------------------------------------
                      19,076    Berkley (W.R.) Corp.                     651,065
--------------------------------------------------------------------------------
                       7,086    Chubb Corp.                              353,591
--------------------------------------------------------------------------------
                       6,242    First American Financial
                                Corp. (The)                              263,849
--------------------------------------------------------------------------------
                       1,649    LandAmerica Financial
                                Group Inc.                               106,525
--------------------------------------------------------------------------------
                       3,088    Zenith National Insurance Corp.          122,501
--------------------------------------------------------------------------------
                                                                       2,134,068
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.2%
--------------------------------------------------------------------------------
                      11,941    RealNetworks Inc.(1)                     127,769
--------------------------------------------------------------------------------
IT SERVICES -- 2.5%
--------------------------------------------------------------------------------
                      17,658    Accenture Ltd. Cl A                      500,074
--------------------------------------------------------------------------------
                      15,948    Acxiom Corp.                             398,700
--------------------------------------------------------------------------------
                       8,167    Global Payments Inc.                     396,508
--------------------------------------------------------------------------------
                                                                       1,295,282
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES -- 0.9%
--------------------------------------------------------------------------------
                      14,635    Applera Corporation -
                                Applied Biosystems Group                 473,442
--------------------------------------------------------------------------------
MACHINERY -- 1.7%
--------------------------------------------------------------------------------
                       7,253    Cummins Inc.                             886,679
--------------------------------------------------------------------------------
MEDIA -- 2.4%
--------------------------------------------------------------------------------
                      18,858    DIRECTV Group, Inc. (The)(1)             311,157
--------------------------------------------------------------------------------
                      15,201    Disney (Walt) Co.                        456,031
--------------------------------------------------------------------------------
                       1,912    John Wiley & Sons Inc. Cl A               63,478
--------------------------------------------------------------------------------
                      23,107    Time Warner Inc.                         399,751
--------------------------------------------------------------------------------
                                                                       1,230,417
--------------------------------------------------------------------------------
METALS & MINING -- 2.8%
--------------------------------------------------------------------------------
                       6,076    Freeport-McMoRan
                                Copper & Gold, Inc. Cl B                 336,671
--------------------------------------------------------------------------------
                      11,529    Nucor Corp.                              625,448
--------------------------------------------------------------------------------
                       7,323    Steel Dynamics Inc.                      481,414
--------------------------------------------------------------------------------
                                                                       1,443,533
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.2%
--------------------------------------------------------------------------------
                         647    OGE Energy Corp.                          22,664
--------------------------------------------------------------------------------
                       2,891    Vectren Corp.                             78,780
--------------------------------------------------------------------------------
                                                                         101,444
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
5

NT Equity Growth - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 1.1%
--------------------------------------------------------------------------------
                      11,071    Big Lots Inc.(1)                     $   189,093
--------------------------------------------------------------------------------
                       9,251    Dollar Tree Stores Inc.(1)               245,151
--------------------------------------------------------------------------------
                       1,759    J.C. Penney Co. Inc.                     118,750
--------------------------------------------------------------------------------
                          87    Kohl's Corp.(1)                            5,143
--------------------------------------------------------------------------------
                          65    Sears Holdings Corp.(1)                   10,065
--------------------------------------------------------------------------------
                                                                         568,202
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 9.7%
--------------------------------------------------------------------------------
                      22,992    Chevron Corp.                          1,426,884
--------------------------------------------------------------------------------
                          77    ConocoPhillips                             5,046
--------------------------------------------------------------------------------
                      38,388    Exxon Mobil Corp.                      2,355,105
--------------------------------------------------------------------------------
                         177    Frontier Oil Corp.                         5,735
--------------------------------------------------------------------------------
                       4,608    Marathon Oil Corp.                       383,846
--------------------------------------------------------------------------------
                       1,606    Occidental Petroleum Corp.               164,695
--------------------------------------------------------------------------------
                       1,781    Tesoro Corporation                       132,435
--------------------------------------------------------------------------------
                       8,379    Valero Energy Corp.                      557,371
--------------------------------------------------------------------------------
                                                                       5,031,117
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
                       8,062    Louisiana-Pacific Corp.                  176,558
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.7%
--------------------------------------------------------------------------------
                       1,604    Alpharma Inc. Cl A                        38,560
--------------------------------------------------------------------------------
                       3,643    Endo Pharmaceuticals
                                Holdings Inc.(1)                         120,146
--------------------------------------------------------------------------------
                       1,167    Johnson & Johnson                         69,927
--------------------------------------------------------------------------------
                      18,047    King Pharmaceuticals, Inc.(1)            306,799
--------------------------------------------------------------------------------
                       8,032    Merck & Co., Inc.                        292,606
--------------------------------------------------------------------------------
                         737    Pfizer Inc.                               17,297
--------------------------------------------------------------------------------
                                                                         845,335
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
--------------------------------------------------------------------------------
                          77    CBL & Associates Properties, Inc.          2,998
--------------------------------------------------------------------------------
                       1,157    Taubman Centers Inc.                      47,321
--------------------------------------------------------------------------------
                                                                          50,319
--------------------------------------------------------------------------------
ROAD & RAIL -- 0.2%
--------------------------------------------------------------------------------
                          52    Burlington Northern Santa Fe Corp.         4,121
--------------------------------------------------------------------------------
                         511    Norfolk Southern Corp.                    27,195
--------------------------------------------------------------------------------
                         592    Union Pacific Corp.                       55,033
--------------------------------------------------------------------------------
                                                                          86,349
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.0%
--------------------------------------------------------------------------------
                       3,878    Freescale Semiconductor
                                Inc. Cl B(1)                             114,013
--------------------------------------------------------------------------------
                       4,971    Lam Research Corp.(1)                    231,748
--------------------------------------------------------------------------------
                      20,677    National Semiconductor Corp.             493,146
--------------------------------------------------------------------------------
                       5,801    ON Semiconductor Corp.(1)                 34,110
--------------------------------------------------------------------------------
                       4,437    Texas Instruments Inc.                   134,397
--------------------------------------------------------------------------------
                                                                       1,007,414
--------------------------------------------------------------------------------
SOFTWARE -- 0.9%
--------------------------------------------------------------------------------
                       5,579    BMC Software Inc.(1)                     133,338
--------------------------------------------------------------------------------
                       2,490    Cadence Design Systems Inc.(1)            42,704
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

                       2,325    Intuit Inc.(1)                       $   140,406
--------------------------------------------------------------------------------
                       5,886    Microsoft Corporation                    137,144
--------------------------------------------------------------------------------
                         751    Oracle Corp.(1)                           10,882
--------------------------------------------------------------------------------
                                                                         464,474
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 3.7%
--------------------------------------------------------------------------------
                       4,363    American Eagle Outfitters, Inc.          148,517
--------------------------------------------------------------------------------
                      14,751    Barnes & Noble Inc.                      538,411
--------------------------------------------------------------------------------
                       6,127    Group 1 Automotive, Inc.                 345,195
--------------------------------------------------------------------------------
                       4,818    Home Depot, Inc. (The)                   172,436
--------------------------------------------------------------------------------
                       4,570    Lowe's Companies, Inc.                   277,262
--------------------------------------------------------------------------------
                       5,620    OfficeMax Inc.                           229,015
--------------------------------------------------------------------------------
                         866    Pantry Inc. (The)(1)                      49,830
--------------------------------------------------------------------------------
                       1,175    Payless ShoeSource, Inc.(1)               31,925
--------------------------------------------------------------------------------
                       2,475    Sherwin-Williams Co.                     117,513
--------------------------------------------------------------------------------
                                                                       1,910,104
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.1%
--------------------------------------------------------------------------------
                       1,779    Brown Shoe Company, Inc.                  60,628
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 2.5%
--------------------------------------------------------------------------------
                       9,111    Corus Bankshares Inc.                    238,526
--------------------------------------------------------------------------------
                       6,163    Downey Financial Corp.                   418,159
--------------------------------------------------------------------------------
                         199    FirstFed Financial Corp.(1)               11,476
--------------------------------------------------------------------------------
                       4,229    Golden West Financial Corp.              313,792
--------------------------------------------------------------------------------
                       6,251    Washington Mutual, Inc.                  284,921
--------------------------------------------------------------------------------
                                                                       1,266,874
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 0.3%
--------------------------------------------------------------------------------
                       2,260    WESCO International Inc.(1)              150,878
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
--------------------------------------------------------------------------------
                      17,032    Sprint Nextel Corp.                      340,470
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $51,123,624)                                                    50,791,570
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.0%

Repurchase Agreement, Merrill
Lynch & Co., Inc., (collateralized
by various U.S. Treasury obligations,
4.00% - 4.625%, 3/31/08 - 2/15/14,
valued at $511,308), in a joint trading
account at 4.35%, dated 6/30/06,
due 7/3/06 (Delivery value $500,181)
(Cost $500,000)                                                          500,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES-- 100.2%
(Cost $51,623,624)                                                    51,291,570
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.2)%                                  (98,431)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                           $51,193,139
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) Industry is less than 0.05% of total net assets.

See Notes to Financial Statements.

------
6

NT Small Company - Performance

TOTAL RETURNS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                         SINCE INCEPTION(1)    INCEPTION DATE
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS                           -4.17%               5/12/06
--------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX(2)                     -2.63%                 --
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

FIVE LARGEST OVERWEIGHTS
AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                         % OF                 % OF S&P
                                      PORTFOLIO'S             SMALLCAP
                                        STOCKS                600 INDEX
--------------------------------------------------------------------------------
Cummins Inc.                             1.53%                   --
--------------------------------------------------------------------------------
USG Corp.                                1.48%                   --
--------------------------------------------------------------------------------
Sierra Health
Services, Inc.                           1.77%                 0.41%
--------------------------------------------------------------------------------
Dress Barn Inc.                          1.50%                 0.21%
--------------------------------------------------------------------------------
Frontier Oil Corp.                       1.91%                 0.67%
--------------------------------------------------------------------------------

FIVE LARGEST UNDERWEIGHTS
AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                         % OF                 % OF S&P
                                      PORTFOLIO'S             SMALLCAP
                                        STOCKS                600 INDEX
--------------------------------------------------------------------------------
Helix Energy
Solutions Inc.                             --                  0.67%
--------------------------------------------------------------------------------
Cimarex Energy Co.                         --                  0.65%
--------------------------------------------------------------------------------
ResMed Inc.                                --                  0.64%
--------------------------------------------------------------------------------
Shurgard Storage
Centers Inc.                               --                  0.54%
--------------------------------------------------------------------------------
Southern Union Co.                         --                  0.48%
--------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
7

NT Small Company - Portfolio Commentary

For the period from its inception on May 12, 2006, through June 30, 2006, NT
Small Company returned -4.17%*, trailing the -2.63% return of its benchmark index, the S&P SmallCap 600.

This is one of nine new NT tracker funds available exclusively in LIVESTRONG
Portfolios from American Century Investments. NT is an acronym for "No Tobacco."
American Century Investments introduced the portfolios in May 2006, as part of a strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation
(LAF).**

American Century created LIVESTRONG Portfolios by enhancing its existing My
Retirement Portfolios, a series of asset allocation funds first launched in
August 2004. While the modified funds have the same fee structure and investment strategy as My Retirement Portfolios, the underlying funds in LIVESTRONG
Portfolios will not invest in tobacco companies as part of American Century's commitment to the LAF and the fight against cancer.

Stocks generally declined during the reporting period as evidence of increasing inflation led the Federal Reserve to signal that, after nearly two years of interest rate increases, more rate hikes may be forthcoming. These developments undermined investor confidence and caused market sentiment to become more risk averse. The major stock indexes all fell by 1-4% during the period, with large-cap stocks holding up better than small- and mid-cap issues.

In this challenging environment, poor stock selection in several key sectors--particularly financials and industrials--contributed to NT Small
Company's underperformance of its benchmark index. In the financial sector, stock choices among banks and thrifts hurt the most, while overweights in building products companies and industrial conglomerates weighed on results in the industrial sector. The most noteworthy detractors from relative performance included regional bank Corus Bankshares and building products manufacturer USG.

On the positive side, stock selection worked best in the most growth-oriented sectors, including health care and information technology. Health care providers contributed favorably to relative results, led by Sierra Health Services, the portfolio's top performance contributor. In the technology sector, stock picks were most successful among computer hardware companies; the best contributor was hard disk component maker Komag.

TOP TEN HOLDINGS

AS OF JUNE 30, 2006

--------------------------------------------------------------------------------
                                                               % OF
                                                            NET ASSETS
                                                               AS OF
                                                              6/30/06
--------------------------------------------------------------------------------
Frontier Oil Corp.                                              1.9%
--------------------------------------------------------------------------------
Sierra Health Services, Inc.                                    1.7%
--------------------------------------------------------------------------------
Global Payments Inc.                                            1.7%
--------------------------------------------------------------------------------
Cummins Inc.                                                    1.5%
--------------------------------------------------------------------------------
Dress Barn Inc.                                                 1.5%
--------------------------------------------------------------------------------
Komag, Inc.                                                     1.5%
--------------------------------------------------------------------------------
USG Corp.                                                       1.5%
--------------------------------------------------------------------------------
Energen Corp.                                                   1.4%
--------------------------------------------------------------------------------
Group 1 Automotive, Inc.                                        1.3%
--------------------------------------------------------------------------------
LandAmerica Financial Group Inc.                                1.3%
--------------------------------------------------------------------------------

*Total returns for periods less than one year are not annualized.

**American Century Investment Services, Inc., has entered into an agreement with the Lance Armstrong Foundation for rights to use the LIVESTRONG name.
  LIVESTRONG is a trademark of the Lance Armstrong Foundation. For more information about the foundation, visit www.livestrong.org.

------
8

NT Small Company - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.9%

AEROSPACE & DEFENSE -- 0.8%
--------------------------------------------------------------------------------
                         450    Alliant Techsystems Inc.(1)          $    34,358
--------------------------------------------------------------------------------
                         406    Armor Holdings, Inc.(1)                   22,261
--------------------------------------------------------------------------------
                       4,692    DHB Industries Inc.(1)                     7,366
--------------------------------------------------------------------------------
                         204    DRS Technologies, Inc.                     9,945
--------------------------------------------------------------------------------
                         789    United Industrial Corp.                   35,702
--------------------------------------------------------------------------------
                                                                         109,632
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 0.5%
--------------------------------------------------------------------------------
                         794    EGL Inc.(1)                               39,858
--------------------------------------------------------------------------------
                         716    Forward Air Corp.                         29,163
--------------------------------------------------------------------------------
                                                                          69,021
--------------------------------------------------------------------------------
AIRLINES -- 0.4%
--------------------------------------------------------------------------------
                         675    Frontier Airlines
                                Holdings, Inc.(1)                          4,867
--------------------------------------------------------------------------------
                         880    Mesa Air Group, Inc.(1)                    8,668
--------------------------------------------------------------------------------
                       1,434    SkyWest, Inc.                             35,563
--------------------------------------------------------------------------------
                                                                          49,098
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 1.1%
--------------------------------------------------------------------------------
                       8,449    ArvinMeritor Inc.                        145,238
--------------------------------------------------------------------------------
                         501    Shiloh Industries Inc.(1)                  7,535
--------------------------------------------------------------------------------
                                                                         152,773
--------------------------------------------------------------------------------
BEVERAGES -- 0.1%
--------------------------------------------------------------------------------
                          51    Hansen Natural Corp.(1)                    9,709
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.5%
--------------------------------------------------------------------------------
                       7,566    Alkermes Inc.(1)                         143,148
--------------------------------------------------------------------------------
                       1,066    Enzon Pharmaceuticals, Inc.(1)             8,038
--------------------------------------------------------------------------------
                       1,617    ImClone Systems Inc.(1)                   62,481
--------------------------------------------------------------------------------
                                                                         213,667
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 2.7%
--------------------------------------------------------------------------------
                       3,026    Lennox International Inc.                 80,128
--------------------------------------------------------------------------------
                       1,462    Universal Forest Products Inc.            91,711
--------------------------------------------------------------------------------
                       2,767    USG Corp.(1)                             201,798
--------------------------------------------------------------------------------
                                                                         373,637
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 0.4%
--------------------------------------------------------------------------------
                         657    Calamos Asset Management,
                                Inc. Cl A                                 19,046
--------------------------------------------------------------------------------
                       1,599    SWS Group Inc.                            38,568
--------------------------------------------------------------------------------
                                                                          57,614
--------------------------------------------------------------------------------
CHEMICALS -- 3.3%
--------------------------------------------------------------------------------
                       2,902    Celanese Corp., Series A                  59,259
--------------------------------------------------------------------------------
                       2,037    FMC Corp.                                131,162
--------------------------------------------------------------------------------
                         958    Hercules Inc.(1)                          14,619
--------------------------------------------------------------------------------
                       3,041    Olin Corp.                                54,525
--------------------------------------------------------------------------------
                       1,266    Pioneer Companies Inc.(1)                 34,536
--------------------------------------------------------------------------------
                       2,267    Sensient Technologies Corp.               47,403
--------------------------------------------------------------------------------
                       1,178    Spartech Corp.                            26,623
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

                       3,072    Westlake Chemical Corp.              $    91,546
--------------------------------------------------------------------------------
                                                                         459,673
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 3.7%
--------------------------------------------------------------------------------
                         469    Bancfirst Corp.                           20,988
--------------------------------------------------------------------------------
                       2,855    Bank of Hawaii Corporation               141,609
--------------------------------------------------------------------------------
                          66    Banner Corp.                               2,544
--------------------------------------------------------------------------------
                         535    Center Financial Corp.                    12,647
--------------------------------------------------------------------------------
                         609    City Holding Company                      22,009
--------------------------------------------------------------------------------
                       1,133    City National Corp.                       73,747
--------------------------------------------------------------------------------
                          77    Columbia Banking Systems Inc.              2,878
--------------------------------------------------------------------------------
                       1,086    Commerce Bancshares, Inc.                 54,354
--------------------------------------------------------------------------------
                         148    Community Trust Bancorp Inc.               5,170
--------------------------------------------------------------------------------
                         605    Cullen/Frost Bankers, Inc.                34,667
--------------------------------------------------------------------------------
                         120    First Citizens BancShares, Inc.           24,060
--------------------------------------------------------------------------------
                          77    First Indiana Corp.                        2,004
--------------------------------------------------------------------------------
                         130    First Regional Bancorp(1)                 11,440
--------------------------------------------------------------------------------
                          59    First Republic Bank                        2,702
--------------------------------------------------------------------------------
                         212    Greater Bay Bancorp                        6,095
--------------------------------------------------------------------------------
                         161    Hancock Holding Co.                        9,016
--------------------------------------------------------------------------------
                         442    Intervest Bancshares Corp.(1)             17,901
--------------------------------------------------------------------------------
                         144    Nara Bancorp Inc.                          2,700
--------------------------------------------------------------------------------
                         217    Old Second Bancorp Inc.                    6,727
--------------------------------------------------------------------------------
                         763    Pacific Capital Bancorp                   23,745
--------------------------------------------------------------------------------
                          48    Preferred Bank                             2,573
--------------------------------------------------------------------------------
                         105    Taylor Capital Group Inc.                  4,285
--------------------------------------------------------------------------------
                         263    Whitney Holding Corp.                      9,302
--------------------------------------------------------------------------------
                         280    Wilmington Trust Corporation              11,810
--------------------------------------------------------------------------------
                                                                         504,973
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 2.4%
--------------------------------------------------------------------------------
                         210    American Reprographics Co.(1)              7,613
--------------------------------------------------------------------------------
                          34    CompX International Inc.                     609
--------------------------------------------------------------------------------
                       1,395    Consolidated Graphics Inc.(1)             72,623
--------------------------------------------------------------------------------
                         140    Dun & Bradstreet Corp.(1)                  9,755
--------------------------------------------------------------------------------
                          77    ICT Group Inc.(1)                          1,889
--------------------------------------------------------------------------------
                       3,321    John H. Harland Company                  144,463
--------------------------------------------------------------------------------
                         777    Kforce Inc.(1)                            12,036
--------------------------------------------------------------------------------
                         641    Labor Ready Inc.(1)                       14,519
--------------------------------------------------------------------------------
                       1,426    M&F Worldwide Corp.(1)                    22,959
--------------------------------------------------------------------------------
                       2,469    Spherion Corp.(1)                         22,517
--------------------------------------------------------------------------------
                          92    Standard Parking Corp.(1)                  2,491
--------------------------------------------------------------------------------
                         287    United Stationers Inc.(1)                 14,155
--------------------------------------------------------------------------------
                                                                         325,629
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT(2)
--------------------------------------------------------------------------------
                       2,112    Glenayre Technologies Inc.(1)              5,576
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 2.0%
--------------------------------------------------------------------------------
                         116    Ampex Corp. Cl A(1)                        1,353
--------------------------------------------------------------------------------
                         407    Brocade Communications
                                System(1)                                  2,499
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
9

NT Small Company - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

                       1,498    Intergraph Corp.(1)                  $    47,172
--------------------------------------------------------------------------------
                       4,380    Komag, Inc.(1)                           202,268
--------------------------------------------------------------------------------
                       1,992    LaserCard Corp.(1)                        26,075
--------------------------------------------------------------------------------
                                                                         279,367
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.5%
--------------------------------------------------------------------------------
                       1,447    EMCOR Group Inc.(1)                       70,425
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 1.3%
--------------------------------------------------------------------------------
                       4,997    AmeriCredit Corp.(1)                     139,516
--------------------------------------------------------------------------------
                         490    Ezcorp Inc.(1)                            18,468
--------------------------------------------------------------------------------
                         592    Rewards Network Inc.(1)                    4,837
--------------------------------------------------------------------------------
                         362    World Acceptance Corp.(1)                 12,858
--------------------------------------------------------------------------------
                                                                         175,679
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.4%
--------------------------------------------------------------------------------
                         185    Greif, Inc. Cl A                          13,868
--------------------------------------------------------------------------------
                         998    Silgan Holdings Inc.                      36,936
--------------------------------------------------------------------------------
                                                                          50,804
--------------------------------------------------------------------------------
DISTRIBUTORS -- 0.9%
--------------------------------------------------------------------------------
                       4,569    Building Materials Holding Corp.         127,338
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES -- 0.3%
--------------------------------------------------------------------------------
                          84    CPI Corp.                                  2,579
--------------------------------------------------------------------------------
                         977    Vertrue Inc.(1)                           42,040
--------------------------------------------------------------------------------
                                                                          44,619
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.1%
--------------------------------------------------------------------------------
                         398    Pico Holdings Inc.(1)                     12,836
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
--------------------------------------------------------------------------------
                         434    Arbinet-thexchange, Inc.(1)                2,435
--------------------------------------------------------------------------------
                       1,590    CenturyTel Inc.                           59,068
--------------------------------------------------------------------------------
                         598    CT Communications, Inc.                   13,676
--------------------------------------------------------------------------------
                         248    Valor Communications
                                Group, Inc.                                2,840
--------------------------------------------------------------------------------
                                                                          78,019
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.9%
--------------------------------------------------------------------------------
                       1,278    Pepco Holdings, Inc.                      30,135
--------------------------------------------------------------------------------
                       3,021    Unisource Energy Corp.                    94,104
--------------------------------------------------------------------------------
                                                                         124,239
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.6%
--------------------------------------------------------------------------------
                          51    Acuity Brands Inc.                         1,984
--------------------------------------------------------------------------------
                       1,831    Smith (A.O.) Corp.                        84,886
--------------------------------------------------------------------------------
                                                                          86,870
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.5%
--------------------------------------------------------------------------------
                       4,764    Agilysys Inc.                             85,752
--------------------------------------------------------------------------------
                       4,735    Arrow Electronics, Inc.(1)               152,467
--------------------------------------------------------------------------------
                       2,675    AVX Corp.                                 42,238
--------------------------------------------------------------------------------
                          65    Brightpoint Inc.(1)                          879
--------------------------------------------------------------------------------
                       1,356    CalAmp Corp.(1)                           12,055
--------------------------------------------------------------------------------
                         427    Global Imaging Systems, Inc.(1)           17,627
--------------------------------------------------------------------------------
                       1,709    MTS Systems Corp.                         67,523
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

                       2,501    Planar Systems Inc.(1)               $    30,112
--------------------------------------------------------------------------------
                       4,789    Plexus Corp.(1)                          163,831
--------------------------------------------------------------------------------
                         838    Tessco Technologies Inc.(1)               16,794
--------------------------------------------------------------------------------
                       1,478    Zygo Corp.(1)                             24,224
--------------------------------------------------------------------------------
                                                                         613,502
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 2.0%
--------------------------------------------------------------------------------
                         509    Bristow Group Inc.(1)                     18,324
--------------------------------------------------------------------------------
                          42    Core Laboratories N.V.(1)                  2,564
--------------------------------------------------------------------------------
                       8,140    Grey Wolf Inc.(1)                         62,678
--------------------------------------------------------------------------------
                       1,644    Lone Star Technologies, Inc.(1)           88,809
--------------------------------------------------------------------------------
                         952    Mitcham Industries Inc.(1)                12,157
--------------------------------------------------------------------------------
                         502    SEACOR Holdings Inc.(1)                   41,214
--------------------------------------------------------------------------------
                      14,804    Seitel Inc.(1)                            52,702
--------------------------------------------------------------------------------
                                                                         278,448
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 0.3%
--------------------------------------------------------------------------------
                         211    Longs Drug Stores Corp.                    9,626
--------------------------------------------------------------------------------
                       1,110    Spartan Stores, Inc.                      16,239
--------------------------------------------------------------------------------
                         582    Wild Oats Markets, Inc.(1)                11,407
--------------------------------------------------------------------------------
                                                                          37,272
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.9%
--------------------------------------------------------------------------------
                       2,545    Chiquita Brands
                                International, Inc.                       35,070
--------------------------------------------------------------------------------
                      12,674    Del Monte Foods Co.                      142,329
--------------------------------------------------------------------------------
                         104    J&J Snack Foods Corp.                      3,439
--------------------------------------------------------------------------------
                          63    Seaboard Corp.                            80,640
--------------------------------------------------------------------------------
                                                                         261,478
--------------------------------------------------------------------------------
GAS UTILITIES -- 2.6%
--------------------------------------------------------------------------------
                       5,092    Energen Corp.                            195,584
--------------------------------------------------------------------------------
                         803    New Jersey Resources Corp.                37,564
--------------------------------------------------------------------------------
                       4,878    UGI Corp.                                120,096
--------------------------------------------------------------------------------
                                                                         353,244
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.7%
--------------------------------------------------------------------------------
                       3,482    Candela Corp.(1)                          55,225
--------------------------------------------------------------------------------
                         110    Cantel Medical Corp.(1)                    1,566
--------------------------------------------------------------------------------
                       3,240    Dade Behring Holdings Inc.               134,913
--------------------------------------------------------------------------------
                          28    DJO Inc.(1)                                1,031
--------------------------------------------------------------------------------
                       2,462    Haemonetics Corporation(1)               114,508
--------------------------------------------------------------------------------
                         720    HealthTronics Inc.(1)                      5,508
--------------------------------------------------------------------------------
                         665    ICU Medical Inc.(1)                       28,090
--------------------------------------------------------------------------------
                         116    Idexx Laboratories, Inc.(1)                8,715
--------------------------------------------------------------------------------
                       1,537    Kinetic Concepts Inc.(1)                  67,859
--------------------------------------------------------------------------------
                       1,346    Mettler-Toledo
                                International, Inc.(1)                    81,527
--------------------------------------------------------------------------------
                       1,263    Nutraceutical
                                International Corp.(1)                    19,362
--------------------------------------------------------------------------------
                         685    Steris Corp.                              15,659
--------------------------------------------------------------------------------
                         823    SurModics Inc.(1)                         29,719
--------------------------------------------------------------------------------
                         217    Vital Signs Inc.                          10,748
--------------------------------------------------------------------------------
                       1,313    West Pharmaceutical
                                Services Inc.                             47,636
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
10

NT Small Company - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

                         803    Zoll Medical Corp.(1)                $    26,306
--------------------------------------------------------------------------------
                                                                         648,372
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 4.6%
--------------------------------------------------------------------------------
                       1,176    Air Methods Corp.(1)                      30,788
--------------------------------------------------------------------------------
                       1,795    Alliance Imaging Inc.(1)                  11,488
--------------------------------------------------------------------------------
                          22    Hanger Orthopedic Group Inc.(1)              184
--------------------------------------------------------------------------------
                         152    Henry Schein, Inc.(1)                      7,103
--------------------------------------------------------------------------------
                       2,743    Magellan Health Services Inc.(1)         124,285
--------------------------------------------------------------------------------
                         842    Odyssey HealthCare, Inc.(1)               14,794
--------------------------------------------------------------------------------
                         141    Pediatrix Medical Group, Inc.(1)           6,387
--------------------------------------------------------------------------------
                       2,969    PSS World Medical Inc.(1)                 52,403
--------------------------------------------------------------------------------
                       5,350    Sierra Health Services, Inc.(1)          240,910
--------------------------------------------------------------------------------
                       2,896    WellCare Health Plans Inc.(1)            142,049
--------------------------------------------------------------------------------
                                                                         630,391
--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY -- 0.3%
--------------------------------------------------------------------------------
                       3,020    TriZetto Group, Inc. (The)(1)             44,666
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 3.1%
--------------------------------------------------------------------------------
                       5,564    Domino's Pizza Inc.                      137,653
--------------------------------------------------------------------------------
                       1,668    Interstate Hotels &
                                Resorts, Inc.(1)                          15,496
--------------------------------------------------------------------------------
                       2,343    Luby's Inc.(1)                            24,437
--------------------------------------------------------------------------------
                       1,436    Marcus Corp.                              29,984
--------------------------------------------------------------------------------
                         207    Monarch Casino &
                                Resort Inc.(1)                             5,821
--------------------------------------------------------------------------------
                       4,027    Multimedia Games, Inc.(1)                 40,794
--------------------------------------------------------------------------------
                       4,389    Papa John's International Inc.(1)        145,715
--------------------------------------------------------------------------------
                       1,439    Sunterra Corp.(1)                         14,735
--------------------------------------------------------------------------------
                         363    Vail Resorts Inc.(1)                      13,467
--------------------------------------------------------------------------------
                                                                         428,102
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.8%
--------------------------------------------------------------------------------
                         222    NVR, Inc.(1)                             109,058
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 2.0%
--------------------------------------------------------------------------------
                       3,435    McDermott International, Inc.(1)         156,189
--------------------------------------------------------------------------------
                       2,291    Teleflex Inc.                            123,760
--------------------------------------------------------------------------------
                                                                         279,949
--------------------------------------------------------------------------------
INSURANCE -- 4.1%
--------------------------------------------------------------------------------
                       2,027    American Financial Group, Inc.            86,958
--------------------------------------------------------------------------------
                         464    Conseco Inc.(1)                           10,718
--------------------------------------------------------------------------------
                         263    EMC Insurance Group Inc.                   7,564
--------------------------------------------------------------------------------
                         240    FPIC Insurance Group Inc.(1)               9,300
--------------------------------------------------------------------------------
                       2,812    LandAmerica Financial
                                Group Inc.                               181,656
--------------------------------------------------------------------------------
                       2,039    Protective Life Corporation               95,058
--------------------------------------------------------------------------------
                         955    Safety Insurance Group, Inc.              45,410
--------------------------------------------------------------------------------
                         231    Selective Insurance Group                 12,906
--------------------------------------------------------------------------------
                       2,861    Zenith National Insurance Corp.          113,496
--------------------------------------------------------------------------------
                                                                         563,066
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL(2)
--------------------------------------------------------------------------------
                          65    Blair Corp.                          $     1,934
--------------------------------------------------------------------------------
                         287    FTD Group, Inc.(1)                         3,874
--------------------------------------------------------------------------------
                                                                           5,808
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 1.0%
--------------------------------------------------------------------------------
                       9,042    RealNetworks Inc.(1)                      96,749
--------------------------------------------------------------------------------
                         374    TheStreet.com, Inc.                        4,795
--------------------------------------------------------------------------------
                       3,018    United Online, Inc.                       36,216
--------------------------------------------------------------------------------
                                                                         137,760
--------------------------------------------------------------------------------
IT SERVICES -- 3.1%
--------------------------------------------------------------------------------
                       5,588    Acxiom Corp.                             139,700
--------------------------------------------------------------------------------
                       4,783    Global Payments Inc.                     232,215
--------------------------------------------------------------------------------
                         511    infoUSA Inc.                               5,268
--------------------------------------------------------------------------------
                       2,750    SYKES Enterprises Inc.(1)                 44,440
--------------------------------------------------------------------------------
                                                                         421,623
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 1.1%
--------------------------------------------------------------------------------
                         156    Hasbro, Inc.                               2,825
--------------------------------------------------------------------------------
                       6,873    Jakks Pacific Inc.(1)                    138,078
--------------------------------------------------------------------------------
                         682    Steinway Musical Instruments(1)           16,723
--------------------------------------------------------------------------------
                                                                         157,626
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES -- 0.4%
--------------------------------------------------------------------------------
                         428    Bruker BioSciences Corp.(1)                2,294
--------------------------------------------------------------------------------
                         299    Kendle International Inc.(1)              10,982
--------------------------------------------------------------------------------
                       1,237    Molecular Devices Corporation(1)          37,803
--------------------------------------------------------------------------------
                                                                          51,079
--------------------------------------------------------------------------------
MACHINERY -- 2.6%
--------------------------------------------------------------------------------
                       2,454    Accuride Corp.(1)                         30,601
--------------------------------------------------------------------------------
                          81    American Science and
                                Engineering Inc.(1)                        4,692
--------------------------------------------------------------------------------
                         151    Columbus McKinnon Corp.(1)                 3,283
--------------------------------------------------------------------------------
                       2,114    Crane Co.                                 87,942
--------------------------------------------------------------------------------
                       1,708    Cummins Inc.                             208,803
--------------------------------------------------------------------------------
                       1,343    Flow International Corp.(1)               18,896
--------------------------------------------------------------------------------
                          53    Manitowoc Co.                              2,359
--------------------------------------------------------------------------------
                                                                         356,576
--------------------------------------------------------------------------------
MARINE -- 0.4%
--------------------------------------------------------------------------------
                       1,243    Kirby Corporation(1)                      49,099
--------------------------------------------------------------------------------
MEDIA -- 0.6%
--------------------------------------------------------------------------------
                         589    DreamWorks
                                Animation SKG Inc.(1)                     13,488
--------------------------------------------------------------------------------
                         867    John Wiley & Sons Inc. Cl A               28,785
--------------------------------------------------------------------------------
                       1,120    Lodgenet Entertainment Corp.(1)           20,888
--------------------------------------------------------------------------------
                         181    New Frontier Media Inc.(1)                 1,298
--------------------------------------------------------------------------------
                       2,783    Sinclair Broadcast
                                Group, Inc. Cl A                          23,822
--------------------------------------------------------------------------------
                                                                          88,281
--------------------------------------------------------------------------------
METALS & MINING -- 3.1%
--------------------------------------------------------------------------------
                         616    Chaparral Steel Co.(1)                    44,364
--------------------------------------------------------------------------------
                       1,836    Metal Management Inc.                     56,218
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
11

NT Small Company - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

                         269    Novamerican Steel Inc.(1)            $    10,886
--------------------------------------------------------------------------------
                       1,707    Olympic Steel Inc.                        60,411
--------------------------------------------------------------------------------
                         637    Reliance Steel &
                                Aluminum Company                          52,839
--------------------------------------------------------------------------------
                       1,458    Ryerson Inc.                              39,366
--------------------------------------------------------------------------------
                       2,541    Steel Dynamics Inc.                      167,046
--------------------------------------------------------------------------------
                                                                         431,130
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.5%
--------------------------------------------------------------------------------
                       1,396    NorthWestern Corp.                        47,952
--------------------------------------------------------------------------------
                         750    Vectren Corp.                             20,438
--------------------------------------------------------------------------------
                                                                          68,390
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.8%
--------------------------------------------------------------------------------
                       1,956    Bon-Ton Stores Inc. (The)                 42,797
--------------------------------------------------------------------------------
                       2,646    Dollar Tree Stores Inc.(1)                70,119
--------------------------------------------------------------------------------
                                                                         112,916
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 6.2%
--------------------------------------------------------------------------------
                       8,036    Frontier Oil Corp.                       260,365
--------------------------------------------------------------------------------
                         101    Giant Industries Inc.(1)                   6,722
--------------------------------------------------------------------------------
                       5,238    Harvest Natural Resources Inc.(1)         70,923
--------------------------------------------------------------------------------
                       1,468    Massey Energy Co.                         52,848
--------------------------------------------------------------------------------
                          43    Penn Virginia Corp.                        3,005
--------------------------------------------------------------------------------
                       3,132    Pogo Producing Co.                       144,385
--------------------------------------------------------------------------------
                       3,110    St. Mary Land & Exploration Co.          125,178
--------------------------------------------------------------------------------
                         403    Swift Energy Co.(1)                       17,301
--------------------------------------------------------------------------------
                       1,010    Tesoro Corporation                        75,104
--------------------------------------------------------------------------------
                       1,754    W&T Offshore Inc.                         68,213
--------------------------------------------------------------------------------
                         498    World Fuel Services Corp.                 22,754
--------------------------------------------------------------------------------
                                                                         846,798
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.9%
--------------------------------------------------------------------------------
                       5,460    Louisiana-Pacific Corp.                  119,574
--------------------------------------------------------------------------------
PERSONAL PRODUCTS(2)
--------------------------------------------------------------------------------
                          72    Reliv' International, Inc.                   711
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 2.0%
--------------------------------------------------------------------------------
                       5,448    Alpharma Inc. Cl A                       130,970
--------------------------------------------------------------------------------
                       7,835    King Pharmaceuticals, Inc.(1)            133,195
--------------------------------------------------------------------------------
                       1,017    Pain Therapeutics, Inc.(1)                 8,492
--------------------------------------------------------------------------------
                                                                         272,657
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 3.1%
--------------------------------------------------------------------------------
                       3,472    CBL & Associates
                                Properties, Inc.                         135,165
--------------------------------------------------------------------------------
                       1,224    FelCor Lodging Trust Inc.                 26,610
--------------------------------------------------------------------------------
                         517    Innkeepers USA Trust                       8,934
--------------------------------------------------------------------------------
                         952    Mission West Properties                   10,548
--------------------------------------------------------------------------------
                         737    New Century Financial Corp.               33,718
--------------------------------------------------------------------------------
                       4,853    NorthStar Realty Finance Corp.            58,285
--------------------------------------------------------------------------------
                         253    Saul Centers Inc.                         10,317
--------------------------------------------------------------------------------
                       3,657    Taubman Centers Inc.                     149,571
--------------------------------------------------------------------------------
                                                                         433,148
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
ROAD & RAIL -- 1.7%
--------------------------------------------------------------------------------
                         599    Arkansas Best Corporation            $    30,076
--------------------------------------------------------------------------------
                       1,626    Heartland Express, Inc.                   29,089
--------------------------------------------------------------------------------
                       2,022    Kansas City Southern
                                Industries, Inc.(1)                       56,009
--------------------------------------------------------------------------------
                       1,473    Knight Transportation Inc.                29,755
--------------------------------------------------------------------------------
                       1,481    Landstar System, Inc.                     69,948
--------------------------------------------------------------------------------
                         663    Old Dominion Freight Line(1)              24,922
--------------------------------------------------------------------------------
                                                                         239,799
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.7%
--------------------------------------------------------------------------------
                       2,019    Kulicke and Soffa
                                Industries, Inc.(1)                       14,961
--------------------------------------------------------------------------------
                       3,312    MKS Instruments, Inc.(1)                  66,637
--------------------------------------------------------------------------------
                      20,100    ON Semiconductor Corp.(1)                118,188
--------------------------------------------------------------------------------
                       1,447    Zoran Corp.(1)                            35,220
--------------------------------------------------------------------------------
                                                                         235,006
--------------------------------------------------------------------------------
SOFTWARE -- 2.2%
--------------------------------------------------------------------------------
                       1,452    Actuate Corp.(1)                           5,866
--------------------------------------------------------------------------------
                         509    Ansoft Corp.(1)                           10,424
--------------------------------------------------------------------------------
                       6,969    Aspen Technology, Inc.(1)                 91,433
--------------------------------------------------------------------------------
                         325    DocuCorporation
                                International Inc.(1)                     2,428
--------------------------------------------------------------------------------
                       1,273    MicroStrategy Inc.(1)                    124,143
--------------------------------------------------------------------------------
                         777    SPSS Inc.(1)                              24,973
--------------------------------------------------------------------------------
                       2,505    Sybase, Inc.(1)                           48,597
--------------------------------------------------------------------------------
                                                                         307,864
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 5.3%
--------------------------------------------------------------------------------
                       3,399    Barnes & Noble Inc.                      124,064
--------------------------------------------------------------------------------
                       8,067    Dress Barn Inc.(1)                       204,498
--------------------------------------------------------------------------------
                       3,300    Group 1 Automotive, Inc.                 185,922
--------------------------------------------------------------------------------
                         214    Guess?, Inc.(1)                            8,935
--------------------------------------------------------------------------------
                       1,593    Gymboree Corp.(1)                         55,373
--------------------------------------------------------------------------------
                          58    OfficeMax Inc.                             2,364
--------------------------------------------------------------------------------
                       2,595    Pantry Inc. (The)(1)                     149,316
--------------------------------------------------------------------------------
                         101    Rent-A-Center Inc.(1)                      2,511
--------------------------------------------------------------------------------
                                                                         732,983
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.8%
--------------------------------------------------------------------------------
                       4,549    Brown Shoe Company, Inc.                 155,030
--------------------------------------------------------------------------------
                       3,093    Kellwood Co.                              90,532
--------------------------------------------------------------------------------
                         227    Perry Ellis International, Inc.(1)         5,745
--------------------------------------------------------------------------------
                                                                         251,307
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 3.2%
--------------------------------------------------------------------------------
                          60    Capital Crossing Bank(1)                   1,476
--------------------------------------------------------------------------------
                       4,932    Corus Bankshares Inc.                    129,120
--------------------------------------------------------------------------------
                       2,531    Downey Financial Corp.                   171,729
--------------------------------------------------------------------------------
                       1,917    FirstFed Financial Corp.(1)              110,553
--------------------------------------------------------------------------------
                         102    ITLA Capital Corp.                         5,363
--------------------------------------------------------------------------------
                       1,359    Ocwen Financial Corp.(1)                  17,273
--------------------------------------------------------------------------------
                                                                         435,514
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
12

NT Small Company - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS -- 1.8%
--------------------------------------------------------------------------------
                       5,690    Applied Industrial
                                Technologies Inc.                    $   138,324
--------------------------------------------------------------------------------
                       3,301    BlueLinx Holdings Inc.                    43,012
--------------------------------------------------------------------------------
                       1,076    WESCO International Inc.(1)               71,834
--------------------------------------------------------------------------------
                                                                         253,170
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES-- 98.9%
(Cost $13,865,345)                                                    13,637,565
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.1%                                     148,792
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                           $13,786,357
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) Industry is less than 0.05% of total net assets.

A fair valued security is one which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of
Directors. The aggregate value of fair valued securities as of June 30, 2006, was $7,366, which represented 0.1% of total net assets.

See Notes to Financial Statements.

------
13

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006
(except as noted).

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------
14

Shareholder Fee Examples (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                    EXPENSES PAID
                    BEGINNING         ENDING       DURING PERIOD(1)   ANNUALIZED
                   ACCOUNT VALUE   ACCOUNT VALUE      1/1/06 -         EXPENSE
                      1/1/06          6/30/06          6/30/06         RATIO(1)
--------------------------------------------------------------------------------
NT EQUITY GROWTH -
INSTITUTIONAL CLASS
SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
Actual                $1,000          $988.20(2)        $0.63(3)        0.47%
--------------------------------------------------------------------------------
Hypothetical          $1,000        $1,022.46(4)        $2.36(4)        0.47%
--------------------------------------------------------------------------------
NT SMALL COMPANY -
INSTITUTIONAL CLASS
SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
Actual                $1,000          $958.30(2)        $0.88(3)        0.67%
--------------------------------------------------------------------------------
Hypothetical          $1,000        $1,021.47(4)        $3.36(4)        0.67%
--------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) Ending account value based on actual return from May 12, 2006 (fund inception) through June 30, 2006.

(3) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 49, the number of days in the period from May 12, 2006 (fund inception) through June 30, 2006, divided by 365, to reflect the period.
    Had the class been available for the full period, the expenses paid during the period would have been higher.

(4) Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

------
15

Statement of Assets and Liabilities

JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
                                                 NT EQUITY           NT SMALL
                                                   GROWTH             COMPANY
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of
$51,623,624 and $13,865,345, respectively)      $51,291,570         $13,637,565
--------------------------------------------
Cash                                                232,435             119,567
--------------------------------------------
Receivable for investments sold                     920,569              33,794
--------------------------------------------
Dividends and interest receivable                    42,219               9,616
--------------------------------------------------------------------------------

                                                 52,486,793          13,800,542
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                 1,274,703               7,220
--------------------------------------------
Accrued management fees                              18,951               6,965
--------------------------------------------------------------------------------
                                                  1,293,654              14,185
--------------------------------------------------------------------------------
Net Assets                                      $51,193,139         $13,786,357
================================================================================

INSTITUTIONAL CLASS CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                      100,000,000         100,000,000
================================================================================
Outstanding                                       5,188,819           1,438,637
================================================================================

Net Asset Value Per Share                             $9.87               $9.58
================================================================================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)         $51,790,320         $14,220,552
--------------------------------------------
Undistributed net investment income                  20,314               8,592
--------------------------------------------
Accumulated net realized loss
on investment transactions                         (285,441)           (215,007)
--------------------------------------------
Net unrealized depreciation on
investments and translation of assets
and liabilities in foreign currencies              (332,054)           (227,780)
--------------------------------------------------------------------------------
                                                $51,193,139         $13,786,357
================================================================================

See Notes to Financial Statements.

------
16

Statement of Operations

PERIOD ENDED JUNE 30, 2006 (UNAUDITED)(1)
--------------------------------------------------------------------------------
                                                    NT EQUITY         NT SMALL
                                                      GROWTH           COMPANY
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
-------------------------------------------
Dividends                                           $ 100,347         $  21,784
-------------------------------------------
Interest                                                5,945             1,320
--------------------------------------------------------------------------------
                                                      106,292            23,104
--------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------
Management fees                                        29,398            10,732
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                           76,894            12,372
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss)
on investment transactions                           (285,441)         (215,007)
-------------------------------------------
Change in net unrealized appreciation
(depreciation) on investments                        (332,054)         (227,780)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)              (617,495)         (442,787)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                           $(540,601)        $(430,415)
================================================================================

(1) May 12, 2006 (fund inception) through June 30, 2006.

See Notes to Financial Statements.

------
17

Statement of Changes in Net Assets

PERIOD ENDED JUNE 30, 2006 (UNAUDITED)(1)
--------------------------------------------------------------------------------
                                                         NT EQUITY    NT SMALL
INCREASE (DECREASE) IN NET ASSETS                          GROWTH     COMPANY
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                           $    76,894   $  12,372
----------------------------------------------------
Net realized gain (loss)                                  (285,441)   (215,007)
----------------------------------------------------
Change in net unrealized appreciation (depreciation)      (332,054)   (227,780)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                 (540,601)   (430,415)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income                                 (56,580)     (3,780)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from shares sold                               52,234,341   14,336,815
----------------------------------------------------
Payments for shares redeemed                              (444,021)   (116,263)
--------------------------------------------------------------------------------
Net increase (decrease) in net
assets from capital share transactions                  51,790,320   14,220,552
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                   51,193,139   13,786,357
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
End of period                                          $51,193,139   $13,786,35
================================================================================

Undistributed net investment income                        $20,314       $8,592
================================================================================
TRANSACTIONS IN SHARES OF THE FUNDS
--------------------------------------------------------------------------------
Sold                                                     5,234,744    1,450,915
----------------------------------------------------
Redeemed                                                   (45,925)     (12,278)
--------------------------------------------------------------------------------
Net increase (decrease) in shares of the funds           5,188,819    1,438,637
================================================================================

(1) May 12, 2006 (fund inception) through June 30, 2006.

See Notes to Financial Statements.

------
18

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. NT Equity Growth Fund (NT
Equity Growth) and NT Small Company Fund (NT Small Company) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. The funds pursue this investment objective by investing in common stocks. NT Small Company primarily invests in smaller-capitalization U.S. companies. The funds are not permitted to invest in any securities issued by companies assigned the Global Industry Classification
Standard for the tobacco industry. The funds incepted on May 12, 2006. The following is a summary of the funds' significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the funds to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid twice a year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements

                                                                    (continued)

------
19

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee).
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment
Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment manager that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category
Fee range from 0.3380% to 0.5200% for NT Equity Growth and 0.5380% to 0.7200%
for NT Small Company. The rates for the Complex Fee range from 0.0500% to
0.1100%. The effective annual management fee for NT Equity Growth and NT Small
Company for the period May 12, 2006 (fund inception) through June 30, 2006 was
0.47% and 0.67%, respectively.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services,
LLC. The funds are wholly owned by American Century Asset Allocation Portfolios,
Inc. (ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

JPMorgan Chase Bank is a custodian of the funds and a wholly owned subsidiary of
J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the period May
12, 2006 (fund inception) through June 30, 2006, were as follows:

                                  NT EQUITY GROWTH        NT SMALL COMPANY
--------------------------------------------------------------------------------
Purchases                           $58,801,802              $16,426,208
--------------------------------------------------------------------------------
Proceeds from sales                  $7,390,374               $2,345,856
--------------------------------------------------------------------------------

For the period May 12, 2006 (fund inception) through June 30, 2006, NT Equity
Growth and NT Small Company incurred a purchase in kind of equity securities valued at $30,059,369 and $12,274,558, respectively. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

                                                                     (continued)

------
20

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

4. RISK FACTORS

NT Small Company concentrates its investments in common stocks of small companies. Because of this, NT Small Company may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

5. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2006, the components of investments for federal income tax purposes were as follows:
--------------------------------------------------------------------------------
                                           NT EQUITY GROWTH    NT SMALL COMPANY
--------------------------------------------------------------------------------
Federal tax cost of investments               $51,650,919         $13,888,268
================================================================================
Gross tax appreciation of investments          $1,052,176           $ 409,530
--------------------------------------
Gross tax depreciation of investments          (1,411,525)           (660,233)
--------------------------------------------------------------------------------
Net tax appreciation
(depreciation) of investments                  $ (359,349)          $(250,703)
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

6. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board issued Interpretation No.
48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB
Statement No. 109" (the Interpretation). The Interpretation establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The
Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has recently begun to evaluate the application of the Interpretation to each fund, and is not in a position at this time to estimate the significance of its impact, if any, on each fund's financial statements.

------
21

NT Equity Growth - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                   2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------------------
 Net Investment Income (Loss)                                        0.01
-----------------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss)                            (0.13)
--------------------------------------------------------------------------------
 Total From Investment Operations                                   (0.12)
--------------------------------------------------------------------------------
Distributions
------------------------------------------------------------
 From Net Investment Income                                         (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $9.87
================================================================================
 TOTAL RETURN(2)                                                    (1.18)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                  0.47%(3)
------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets        1.25%(3)
------------------------------------------------------------
Portfolio Turnover Rate                                                 16%
------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $51,193
--------------------------------------------------------------------------------

(1) May 12, 2006 (fund inception) through June 30, 2006 (unaudited).

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements.

------
22

NT Small Company - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                       2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------
 Net Investment Income (Loss)                                            0.01
-----------------------------------------------------------
 Net Realized and Unrealized Gain (Loss)                                (0.43)
--------------------------------------------------------------------------------
 Total From Investment Operations                                       (0.42)
--------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------
 From Net Investment Income                                                --(2)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $9.58
================================================================================
 TOTAL RETURN(3)                                                        (4.17)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                      0.67%(4)
-----------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets            0.79%(4)
-----------------------------------------------------------
Portfolio Turnover Rate                                                     20%
-----------------------------------------------------------
Net Assets, End of Period (in thousands)                                $13,786
--------------------------------------------------------------------------------

(1) May 12, 2006 (fund inception) through June 30, 2006 (unaudited).

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

------
23

Approval of Management Agreement for
NT Equity Growth and NT Small Company

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund's independent directors each year. Under a Securities and
Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for its board's approval or renewal of any advisory agreements within the fund's most recent fiscal half-year period.

At a meeting held March 10, 2006, the board of directors unanimously approved the initial management agreement for NT Equity Growth and NT Small Company (the
"funds"). In advance of the board's consideration, American Century Investment
Management, Inc. (the "advisor") provided information concerning the proposed funds. The information considered and the discussions held at the meeting detailed the investment objective and strategy proposed to be utilized by the advisor, the funds' characteristics and key attributes, the rationale for launching the funds, the experience of the portfolio management staff designated to manage the funds, the proposed pricing, and the markets in which the funds would be sold. The information considered and the discussions held at the meeting included, but were not limited to:

* the nature, extent, and quality of investment management, shareholder services, and other services to be provided to the funds under the management agreement;

* the wide range of programs and services to be provided by the advisor to fund shareholders on a routine and non-routine basis; and

* a comparison of the cost of owning the funds to the cost of owning similar funds managed by the advisor.

The advisor discussed with the directors that the funds were being created to provide underlying investments for the American Century LIVESTRONG Portfolios, and that the LIVESTRONG Portfolios are restricted from investing in funds owning tobacco-related securities. As a result, the funds are intended to replicate the portfolios of existing American Century funds, but for any tobacco-related investments.

The advisor proposed an initial unified management fee schedule for the funds that is the same as the fee schedule previously approved by the directors for the existing fund on which its investments will be based. In addition, the advisor proposed that the assets of the fund and its counterpart will be combined for purposes of determining when each fund reaches the fee breakpoints in that schedule.

Consistent with the advisor's business strategy for all of its funds, the advisor proposed a unified management fee. Under the unified fee structure, the advisor charges a single, all-inclusive fee for providing all services for the management and operation of the funds, except brokerage expenses, taxes, interest, the fees and expenses of the funds' independent directors (including their independent legal counsel), and extraordinary costs.

                                                                   (continued)

------
24

Approval of Management Agreement for
NT Equity Growth and NT Small Company

Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record keeping, marketing, and shareholder services, or arranging and supervising third parties who provide such services. By contrast, most other fund groups are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees, all other components of the total fees other advisors charge to their shareholders may be increased without shareholder approval. The board believes that the unified fee structure is a benefit to fund shareholders because it clearly discloses the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies.

Not specifically discussed, but important in the decision to approve the management agreement, is the directors' familiarity with the advisor. The board of directors oversees and evaluates on a continuous basis the nature and quality of all services the advisor performs for other funds within the American Century complex. As such, the directors have confidence in the advisor's integrity and competence in providing services to funds.

In their deliberations, the directors did not identify any single factor as being all important or controlling, and each director attributed different weights to various factors. However, based on their evaluation of all material factors and assisted by the advice of independent legal counsel, the board, including the independent directors, concluded that the overall arrangements between the funds and the advisor, as provided in the management agreement, were fair and reasonable in light of the services to be performed and should be approved.

------
25

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
26

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

------
27

Notes

------
28

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City,
Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor

(c)2006 American Century Proprietary Holdings, Inc. All rights reserved.

0608
SH-SAN-50665N

American Century Investments
SEMIANNUAL REPORT

[photo of boy]

JUNE 30, 2006

Long-Short Equity Fund

                               [american century investments logo and text logo]

LONG-SHORT EQUITY

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the semiannual report for the American
Century Long-Short Equity Fund for the six months ended June 30, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our Web site, americancentury.com, where we post quarterly portfolio commentaries, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Our Web site presents American Century's recently-announced strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation (LAF). Our
new campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count.

American Century's collaboration with Lance Armstrong and the LAF is a perfect fit. Like members of our family, Lance is a cancer survivor and shares our values of optimism, focus, and determination. In addition, Lance and our family have dedicated our success to improving lives, through the LAF and the Stowers
Institute for Medical Research, respectively. To learn more about American
Century's collaboration with Lance Armstrong and the LAF, please visit
www.lanceface.com on the Web and click on the links to related sites.

Besides the exciting new collaboration, we've enjoyed other good news--in
January, American Century was named, for the seventh consecutive year, one of
FORTUNE magazine's 100 Best Companies to Work For in America. Fostering a
positive work environment can benefit fund investors as well as our company--it helps us continue to attract and retain talented people.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

Market Perspective

[photo of John Schniedwind]

BY JOHN SCHNIEDWIND, CHIEF INVESTMENT OFFICER, QUANTITATIVE EQUITY

MUTED GAINS IN THE STOCK MARKET

U.S. stocks advanced in the first six months of 2006, continuing a stock market rally that began in 2003, but a downturn toward the end of the period limited the market's overall gains.

Stocks climbed in the first four months of the year as the U.S. economy showed renewed strength following a period of hurricane-induced weakness at the end of
2005. In addition, profits at public companies continued to grow at a healthy rate--the S&P 500 Index enjoyed its 16th consecutive quarter of double-digit earnings growth in the first quarter of 2006.

The major stock indexes reached five-year highs in early May, and then reversed course in the last six weeks of the period. Stocks declined as evidence of increasing inflation led the Federal Reserve to signal that further interest rate increases may be forthcoming. These developments undermined stock prices as investors grew increasingly cautious, causing the market to give up some of its earlier gains.

As the table at right shows, the S&P 500 returned just under 3% in the first half of 2006. Despite a cumulative total return of 54% since the beginning of
2003, the index is still 17% below its  all-time high, set in March 2000.

SMALLER COMPANIES AND VALUE STOCKS OUTPERFORMED

Small-cap stocks led the market's advance during the six-month period, although they were also the most volatile segment of the market. The S&P SmallCap 600
Index posted a gain of nearly 13% in the first quarter, only to fall by 5% in the last three months of the period. Mid-cap shares came out ahead of large-company issues.

Reflecting the risk-averse sentiment that took hold late in the period, value stocks outperformed growth by a substantial margin across all market capitalizations.

SECTOR PERFORMANCE

Economically sensitive sectors--including energy, industrials, and materials--were among the best performers in the S&P 500 for the first half of the year. The strong economy and record-high prices for oil and other commodities boosted these sectors of the market. Telecommunication services stocks posted the best returns in the index, boosted by industry consolidation.

The growth-oriented information technology and health care sectors were the only two segments of the S&P 500 to decline during the period.

SIX-MONTH TOTAL RETURNS
AS OF JUNE 30, 2006*
--------------------------------------------------------------------------------
S&P 500 Index                                                 2.71%
--------------------------------------------------------------------------------
S&P MidCap 400 Index                                          4.24%
--------------------------------------------------------------------------------
S&P SmallCap 600 Index                                        7.70%
--------------------------------------------------------------------------------
*Total returns for periods less than one year are not annualized.

------
2

Long-Short Equity - Performance

TOTAL RETURNS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                                           SINCE       INCEPTION
                                          6 MONTHS(1)   INCEPTION(1)     DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                              10.73%        10.40%        9/30/05
--------------------------------------------------------------------------------
CITIGROUP 3-MONTH TREASURY BILL INDEX        2.19%         3.13%          --
--------------------------------------------------------------------------------
Institutional Class                         10.83%        10.50%        9/30/05
--------------------------------------------------------------------------------
A Class                                                                 9/30/05
   No sales charge*                         10.54%        10.10%
   With sales charge*                        4.16%         3.77%
--------------------------------------------------------------------------------
B Class                                                                 9/30/05
   No sales charge*                         10.16%         9.50%
   With sales charge*                        5.16%         4.50%
--------------------------------------------------------------------------------
C Class                                                                 9/30/05
   No sales charge*                         10.16%         9.50%
   With sales charge*                        9.16%         8.50%
--------------------------------------------------------------------------------
R Class                                     10.34%         9.90%        9/30/05
--------------------------------------------------------------------------------
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
 Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
 pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

An investment in the fund will differ from an investment in 3-month U.S.
Treasury Bills, as Treasury Bills are backed by the full faith and credit of the
U.S. Government and have a fixed rate of return. An investment in the fund will carry risk to principal, and is more volatile than an investment in Treasury
Bills.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
3

Long-Short Equity - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made September 30, 2005

*From 9/30/05, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

Long-Short Equity - Portfolio Commentary

PORTFOLIO MANAGERS: KURT BOGWARDT AND ZILI ZHANG

PERFORMANCE SUMMARY

For the six months ended June 30, 2006, the Long-Short Equity Fund posted a total return of 10.73%*, compared with the 2.19% return of the Citigroup 3-Month
Treasury Bill Index and the 3.23% return of the Russell 3000 Index, a broad stock market measure.

Long-Short is designed to generate positive returns in all market environments, regardless of general stock market performance. In the first half of 2006, the fund's double-digit gain surpassed the modestly positive returns of the major stock indexes. The fund's long positions produced strong results during the period, while its short positions declined fractionally.

STRONG ECONOMY BOOSTS LONG POSITIONS

The fund's long positions contributed positively to performance in nearly every sector of the portfolio. The top performers were economically sensitive sectors that benefited from the healthy economic environment, particularly energy, materials, and industrials.

The two best performance contributors in the portfolio were energy stocks--oil producers Kerr-McGee and Marathon Oil. Kerr-McGee soared after agreeing to be acquired by Anadarko Petroleum at a 40% premium, while Marathon Oil doubled its quarterly profits from the previous year thanks to higher refining margins and strong sales. Kerr-McGee was one of the largest portfolio holdings during the period, but we sold it in the second quarter after the acquisition announcement.

In the materials sector, steelmaker Nucor posted the best results, benefiting from soaring steel prices driven by increased demand from China. Industrial stocks that contributed favorably on the long side included engineering services provider McDermott International, which benefited from its emphasis on offshore oil drilling platforms and pipelines, and engine maker Cummins, which overcame higher raw materials costs thanks to robust industrial demand for the company's products.

The only sector of the portfolio where our long positions produced negative returns was telecommunication services. This was due almost entirely to our position in Syniverse Holdings, which plunged after delivering a disappointing first-quarter sales outlook.

SHORT POSITIONS WERE MIXED

On balance, the fund's short positions declined modestly in the first six months of 2006, which is not surprising given the broad-based gains in the stock market. The worst-performing sectors for shorts mirrored the best-performing long positions--energy and materials. The biggest detractor from fund performance was steelmaker Oregon Steel Mills. Despite a disappointing earnings report, the stock rallied sharply after the company won a major contract to

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
Common Stocks                               94.5%                 93.1%
--------------------------------------------------------------------------------
Securities Sold Short                      (93.3)%               (91.2)%
--------------------------------------------------------------------------------
Temporary Cash
Investments                                 10.0%                  4.2%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.
 Total returns for periods less than one year are not annualized.

                                                                    (continued)

------
5

Long-Short Equity - Portfolio Commentary

make large pipes for a new pipeline project. Energy producer Arch Coal benefited from rising coal prices.

Financial stocks were another area of weakness on the short side. Property management company Forest City Enterprises climbed after reporting better-than-expected earnings, while investment bank Bear Stearns rose thanks to a favorable investment environment and heavy merger activity.

The positive news in our short positions came largely from the consumer discretionary sector, which was the largest net short position in the portfolio.
Specialty retailers were the most profitable shorts as consumer spending began to slow during the period. The best short in the portfolio was apparel chain
Urban Outfitters, which saw profit margins narrow because of price markdowns on slow-selling merchandise. Other successful short positions included home furnishings seller Pier 1 Imports, closeout retailer Tuesday Morning, and electronics chain RadioShack.

Another of the fund's best shorts in the consumer discretionary sector was XM
Satellite Radio, which faced increasing competition from rival Sirius and reported a larger-than-expected loss as subscriber-acquisition costs rose sharply.

LOOKING AHEAD

Volatility in the stock market has increased recently as investors grapple with uncertainty surrounding inflation data, the sustainability of the economic expansion, and Federal Reserve interest rate policy. Market volatility can provide pockets of opportunity for both long and short positions. We will continue to pursue our "market neutral" investment approach, with approximately equal dollar amounts invested in long and short positions, and look to add value through prudent stock selection.

TOP TEN LONG HOLDINGS
AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
Cummins Inc.                                3.1%                  0.5%
--------------------------------------------------------------------------------
FelCor Lodging Trust Inc.                   3.1%                    --
--------------------------------------------------------------------------------
Exxon Mobil Corp.                           2.9%                    --
--------------------------------------------------------------------------------
TXU Corp.                                   2.5%                  1.0%
--------------------------------------------------------------------------------
Plexus Corp.                                2.5%                    --
--------------------------------------------------------------------------------
Kinetic Concepts Inc.                       2.4%                    --
--------------------------------------------------------------------------------
McDermott
International, Inc.                         2.3%                    --
--------------------------------------------------------------------------------
Acxiom Corp.                                2.2%                    --
--------------------------------------------------------------------------------
Goldman Sachs
Group, Inc. (The)                           2.2%                    --
--------------------------------------------------------------------------------
John H. Harland
Company                                     2.1%                    --
--------------------------------------------------------------------------------

TOP TEN SHORT HOLDINGS
AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
Cooper Companies,
Inc. (The)                                 (2.9)%                  --
--------------------------------------------------------------------------------
Trustreet Properties, Inc.                 (2.9)%                  --
--------------------------------------------------------------------------------
White Mountains
Insurance Group Ltd.                       (2.8)%                (3.1)%
--------------------------------------------------------------------------------
Avid Technology, Inc.                      (2.8)%                  --
--------------------------------------------------------------------------------
Dow Jones & Co., Inc.                      (2.5)%                  --
--------------------------------------------------------------------------------
RTI International
Metals, Inc.                               (2.4)%                  --
--------------------------------------------------------------------------------
Energy Conversion
Devices Inc.                               (2.4)%                  --
--------------------------------------------------------------------------------
Medicines Company                          (2.3)%                (1.5)%
--------------------------------------------------------------------------------
Forest City
Enterprises Cl A                           (2.1)%                (3.7)%
--------------------------------------------------------------------------------
Eaton Vance Corp.                          (2.1)%                  --
--------------------------------------------------------------------------------

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                    (continued)

------
7

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                      BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                     ACCOUNT VALUE   ACCOUNT VALUE      1/1/06 -        EXPENSE
                        1/1/06          6/30/06          6/30/06        RATIO*
--------------------------------------------------------------------------------
LONG-SHORT EQUITY SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,107.30         $16.30         3.12%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,108.30         $15.26         2.92%
--------------------------------------------------------------------------------
A Class                 $1,000         $1,105.40         $17.59         3.37%
--------------------------------------------------------------------------------
B Class                 $1,000         $1,101.60         $21.47         4.12%
--------------------------------------------------------------------------------
C Class                 $1,000         $1,101.60         $21.47         4.12%
--------------------------------------------------------------------------------
R Class                 $1,000         $1,103.40         $18.88         3.62%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,009.32         $15.54         3.12%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,010.31         $14.55         2.92%
--------------------------------------------------------------------------------
A Class                 $1,000         $1,008.08         $16.78         3.37%
--------------------------------------------------------------------------------
B Class                 $1,000         $1,004.36         $20.48         4.12%
--------------------------------------------------------------------------------
C Class                 $1,000         $1,004.36         $20.48         4.12%
--------------------------------------------------------------------------------
R Class                 $1,000         $1,006.84         $18.01         3.62%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

Long-Short Equity - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS(1) -- 94.5%

AEROSPACE & DEFENSE -- 0.6%
--------------------------------------------------------------------------------
              78   Boeing Co.                                       $     6,389
--------------------------------------------------------------------------------
             356   Lockheed Martin Corp.                                 25,539
--------------------------------------------------------------------------------
                                                                         31,928
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 0.7%
--------------------------------------------------------------------------------
           1,717   ArvinMeritor Inc.                                     29,515
--------------------------------------------------------------------------------
           1,017   Goodyear Tire & Rubber Co.
                   (The)(2)                                              11,289
--------------------------------------------------------------------------------
                                                                         40,804
--------------------------------------------------------------------------------
AUTOMOBILES(3)
--------------------------------------------------------------------------------
              27   Harley-Davidson, Inc.                                  1,482
--------------------------------------------------------------------------------
BEVERAGES -- 0.5%
--------------------------------------------------------------------------------
             881   Pepsi Bottling Group Inc.                             28,324
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.6%
--------------------------------------------------------------------------------
           5,484   Alkermes Inc.(2)                                     103,757
--------------------------------------------------------------------------------
           1,255   ImClone Systems Inc.(2)                               48,493
--------------------------------------------------------------------------------
                                                                        152,250
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 2.0%
--------------------------------------------------------------------------------
             102   NCI Building Systems Inc.(2)                           5,423
--------------------------------------------------------------------------------
             150   Universal Forest Products Inc.                         9,410
--------------------------------------------------------------------------------
           1,408   USG Corp.(2)                                         102,685
--------------------------------------------------------------------------------
                                                                        117,518
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 4.2%
--------------------------------------------------------------------------------
           1,641   Calamos Asset Management,
                   Inc. Cl A                                             47,573
--------------------------------------------------------------------------------
             834   Goldman Sachs Group, Inc. (The)                      125,459
--------------------------------------------------------------------------------
             282   Lehman Brothers Holdings Inc.                         18,372
--------------------------------------------------------------------------------
           1,473   Mellon Financial Corp.                                50,715
--------------------------------------------------------------------------------
                                                                        242,119
--------------------------------------------------------------------------------
CHEMICALS -- 2.8%
--------------------------------------------------------------------------------
           4,407   Celanese Corp., Series A                              89,990
--------------------------------------------------------------------------------
           2,512   Lyondell Chemical Co.                                 56,922
--------------------------------------------------------------------------------
             602   Westlake Chemical Corp.                               17,940
--------------------------------------------------------------------------------
                                                                        164,852
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 2.8%
--------------------------------------------------------------------------------
             942   Administaff, Inc.                                     33,733
--------------------------------------------------------------------------------
           2,829   John H. Harland Company                              123,062
--------------------------------------------------------------------------------
             245   Labor Ready Inc.(2)                                    5,549
--------------------------------------------------------------------------------
                                                                        162,344
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 3.1%
--------------------------------------------------------------------------------
           2,332   Brocade Communications
                   System(2)                                             14,318
--------------------------------------------------------------------------------
              11   Emulex Corp.(2)                                          179
--------------------------------------------------------------------------------
           3,190   Hewlett-Packard Co.                                  101,059
--------------------------------------------------------------------------------
           1,392   Komag, Inc.(2)                                        64,283
--------------------------------------------------------------------------------
                                                                        179,839
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.4%
--------------------------------------------------------------------------------
             464   Texas Industries Inc.                            $    24,638
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 2.1%
--------------------------------------------------------------------------------
           3,546   AmeriCredit Corp.(2)                                  99,004
--------------------------------------------------------------------------------
             239   Capital One Financial Corp.                           20,423
--------------------------------------------------------------------------------
                                                                        119,427
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.5%
--------------------------------------------------------------------------------
             617   Temple-Inland Inc.                                    26,451
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.0%
--------------------------------------------------------------------------------
              51   Broadwing Corp.(2)                                       528
--------------------------------------------------------------------------------
          13,671   Cincinnati Bell Inc.(2)                               56,051
--------------------------------------------------------------------------------
                                                                         56,579
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.1%
--------------------------------------------------------------------------------
              78   FirstEnergy Corp.                                      4,228
--------------------------------------------------------------------------------
             115   Pepco Holdings, Inc.                                   2,712
--------------------------------------------------------------------------------
                                                                          6,940
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.6%
--------------------------------------------------------------------------------
           1,352   Arrow Electronics, Inc.(2)                            43,534
--------------------------------------------------------------------------------
             384   AVX Corp.                                              6,063
--------------------------------------------------------------------------------
             249   Itron Inc.(2)                                         14,756
--------------------------------------------------------------------------------
           4,213   Plexus Corp.(2)                                      144,127
--------------------------------------------------------------------------------
                                                                        208,480
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 1.3%
--------------------------------------------------------------------------------
           9,648   Grey Wolf Inc.(2)                                     74,290
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 0.5%
--------------------------------------------------------------------------------
             588   Longs Drug Stores Corp.                               26,825
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.9%
--------------------------------------------------------------------------------
           1,206   Chiquita Brands International,
                   Inc.                                                  16,619
--------------------------------------------------------------------------------
           2,681   Del Monte Foods Co.                                   30,107
--------------------------------------------------------------------------------
             160   General Mills, Inc.                                    8,266
--------------------------------------------------------------------------------
                                                                         54,992
--------------------------------------------------------------------------------
GAS UTILITIES(3)
--------------------------------------------------------------------------------
              41   UGI Corp.                                              1,009
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.2%
--------------------------------------------------------------------------------
           1,132   Hospira Inc.(2)                                       48,608
--------------------------------------------------------------------------------
           3,145   Kinetic Concepts Inc.(2)                             138,852
--------------------------------------------------------------------------------
                                                                        187,460
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 4.0%
--------------------------------------------------------------------------------
             265   AmerisourceBergen Corp.                               11,109
--------------------------------------------------------------------------------
           1,571   Humana Inc.(2)                                        84,363
--------------------------------------------------------------------------------
             756   McKesson Corp.                                        35,744
--------------------------------------------------------------------------------
           1,382   Sierra Health Services, Inc.(2)                       62,231
--------------------------------------------------------------------------------
             849   WellCare Health Plans Inc.(2)                         41,643
--------------------------------------------------------------------------------
                                                                        235,090
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

Long-Short Equity - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 3.3%
--------------------------------------------------------------------------------
           1,768   Choice Hotels International Inc.                 $   107,140
--------------------------------------------------------------------------------
           2,523   Papa John's International Inc.(2)                     83,764
--------------------------------------------------------------------------------
                                                                        190,904
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES(3)
--------------------------------------------------------------------------------
              29   American Greetings Cl A                                  609
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS -- 3.2%
--------------------------------------------------------------------------------
           2,196   AES Corporation (The)(2)                              40,516
--------------------------------------------------------------------------------
           2,434   TXU Corp.                                            145,529
--------------------------------------------------------------------------------
                                                                        186,045
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 2.7%
--------------------------------------------------------------------------------
           2,883   McDermott International, Inc.(2)                     131,067
--------------------------------------------------------------------------------
             533   Teleflex Inc.                                         28,793
--------------------------------------------------------------------------------
                                                                        159,860
--------------------------------------------------------------------------------
INSURANCE -- 3.8%
--------------------------------------------------------------------------------
             282   American Financial Group, Inc.                        12,098
--------------------------------------------------------------------------------
           1,319   Arch Capital Group Ltd.(2)                            78,428
--------------------------------------------------------------------------------
             696   First American Financial Corp.
                   (The)                                                 29,420
--------------------------------------------------------------------------------
           1,490   LandAmerica Financial Group
                   Inc.                                                  96,253
--------------------------------------------------------------------------------
               3   Nationwide Financial Services
                   Cl A                                                     132
--------------------------------------------------------------------------------
             174   Zenith National Insurance Corp.                        6,903
--------------------------------------------------------------------------------
                                                                        223,234
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 1.9%
--------------------------------------------------------------------------------
           9,311   United Online, Inc.                                  111,732
--------------------------------------------------------------------------------
IT SERVICES -- 3.9%
--------------------------------------------------------------------------------
           5,025   Acxiom Corp.                                         125,625
--------------------------------------------------------------------------------
           2,105   Global Payments Inc.                                 102,198
--------------------------------------------------------------------------------
                                                                        227,823
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.7%
--------------------------------------------------------------------------------
           1,294   Eastman Kodak Co.                                     30,772
--------------------------------------------------------------------------------
             386   Hasbro, Inc.                                           6,990
--------------------------------------------------------------------------------
                                                                         37,762
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES -- 0.7%
--------------------------------------------------------------------------------
           1,309   Applera Corporation - Applied
                   Biosystems Group                                      42,346
--------------------------------------------------------------------------------
MACHINERY -- 3.8%
--------------------------------------------------------------------------------
           1,484   Cummins Inc.                                         181,419
--------------------------------------------------------------------------------
             383   Terex Corp.(2)                                        37,802
--------------------------------------------------------------------------------
                                                                        219,221
--------------------------------------------------------------------------------
MEDIA -- 1.4%
--------------------------------------------------------------------------------
           2,238   CBS Corp. Cl B                                        60,538
--------------------------------------------------------------------------------
             501   John Wiley & Sons Inc. Cl A                           16,633
--------------------------------------------------------------------------------
             232   Scholastic Corp.(2)                                    6,025
--------------------------------------------------------------------------------
                                                                         83,196
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
METALS & MINING -- 3.1%
--------------------------------------------------------------------------------
             314   Freeport-McMoRan Copper &
                   Gold, Inc. Cl B                                  $    17,399
--------------------------------------------------------------------------------
           1,592   Nucor Corp.                                           86,366
--------------------------------------------------------------------------------
           1,193   Steel Dynamics Inc.                                   78,428
--------------------------------------------------------------------------------
                                                                        182,193
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.7%
--------------------------------------------------------------------------------
           2,065   Big Lots Inc.(2)                                      35,270
--------------------------------------------------------------------------------
              52   Dollar Tree Stores Inc.(2)                             1,378
--------------------------------------------------------------------------------
              83   Kohl's Corp.(2)                                        4,907
--------------------------------------------------------------------------------
                                                                         41,555
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 5.1%
--------------------------------------------------------------------------------
             464   Chevron Corp.                                         28,796
--------------------------------------------------------------------------------
           2,757   Exxon Mobil Corp.                                    169,142
--------------------------------------------------------------------------------
             786   Frontier Oil Corp.                                    25,466
--------------------------------------------------------------------------------
             226   Marathon Oil Corp.                                    18,826
--------------------------------------------------------------------------------
             373   Noble Energy Inc.                                     17,479
--------------------------------------------------------------------------------
             255   Tesoro Corporation                                    18,962
--------------------------------------------------------------------------------
             313   Valero Energy Corp.                                   20,821
--------------------------------------------------------------------------------
                                                                        299,492
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.0%
--------------------------------------------------------------------------------
           2,512   Louisiana-Pacific Corp.                               55,013
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.6%
--------------------------------------------------------------------------------
           2,264   Alpharma Inc. Cl A                                    54,427
--------------------------------------------------------------------------------
           2,383   King Pharmaceuticals, Inc.(2)                         40,511
--------------------------------------------------------------------------------
                                                                         94,938
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 4.5%
--------------------------------------------------------------------------------
             780   CBL & Associates Properties,
                   Inc.                                                  30,365
--------------------------------------------------------------------------------
           8,183   FelCor Lodging Trust Inc.                            177,899
--------------------------------------------------------------------------------
             230   PS Business Parks Inc.                                13,570
--------------------------------------------------------------------------------
             950   Taubman Centers Inc.                                  38,855
--------------------------------------------------------------------------------
                                                                        260,689
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
--------------------------------------------------------------------------------
             237   CB Richard Ellis Group, Inc.
                   Cl A(2)                                                5,901
--------------------------------------------------------------------------------
ROAD & RAIL -- 0.3%
--------------------------------------------------------------------------------
             781   Laidlaw International, Inc.                           19,681
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 3.4%
--------------------------------------------------------------------------------
           2,404   National Semiconductor Corp.                          57,335
--------------------------------------------------------------------------------
          16,880   ON Semiconductor Corp.(2)                             99,255
--------------------------------------------------------------------------------
           1,632   Zoran Corp.(2)                                        39,723
--------------------------------------------------------------------------------
                                                                        196,313
--------------------------------------------------------------------------------
SOFTWARE -- 2.9%
--------------------------------------------------------------------------------
           4,515   BMC Software Inc.(2)                                 107,908
--------------------------------------------------------------------------------
              29   McAfee Inc.(2)                                           704
--------------------------------------------------------------------------------
             529   MicroStrategy Inc.(2)                                 51,588
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
10

Long-Short Equity - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------

             269   Sybase, Inc.(2)                                  $     5,219
--------------------------------------------------------------------------------
                                                                        165,419
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 6.2%
--------------------------------------------------------------------------------
             864   American Eagle Outfitters, Inc.                       29,411
--------------------------------------------------------------------------------
             694   Barnes & Noble Inc.                                   25,331
--------------------------------------------------------------------------------
           2,092   Dress Barn Inc.(2)                                    53,033
--------------------------------------------------------------------------------
           1,730   Group 1 Automotive, Inc.                              97,469
--------------------------------------------------------------------------------
             868   Guess?, Inc.(2)                                       36,239
--------------------------------------------------------------------------------
             570   Gymboree Corp.(2)                                     19,813
--------------------------------------------------------------------------------
             896   OfficeMax Inc.                                        36,512
--------------------------------------------------------------------------------
             636   Pantry Inc. (The)(2)                                  36,595
--------------------------------------------------------------------------------
             984   Payless ShoeSource, Inc.(2)                           26,735
--------------------------------------------------------------------------------
                                                                        361,138
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 2.0%
--------------------------------------------------------------------------------
           1,400   Corus Bankshares Inc.                                 36,652
--------------------------------------------------------------------------------
             830   Downey Financial Corp.                                56,315
--------------------------------------------------------------------------------
             377   FirstFed Financial Corp.(2)                           21,742
--------------------------------------------------------------------------------
               4   Washington Mutual, Inc.                                  182
--------------------------------------------------------------------------------
                                                                        114,891
--------------------------------------------------------------------------------
TOBACCO -- 0.7%
--------------------------------------------------------------------------------
             782   Loews Corp. - Carolina Group                          40,171
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 0.6%
--------------------------------------------------------------------------------
             488   WESCO International Inc.(2)                           32,579
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $5,324,432)                                                     5,496,346
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 10.0%

        $582,000   FHLB Discount Notes, 4.90%,
                   7/3/06(4)
(Cost $581,842)                                                         581,842
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 104.5%
(Cost $5,906,274)                                                     6,078,188
--------------------------------------------------------------------------------
SECURITIES SOLD SHORT -- (93.3)%                                     (5,427,817)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 88.8%                                 5,167,754
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $ 5,818,125
================================================================================
SECURITIES SOLD SHORT -- (93.3)%

AEROSPACE & DEFENSE -- (1.9)%
--------------------------------------------------------------------------------
          (1,045)  AAR Corp.                                        $   (23,230)
--------------------------------------------------------------------------------
          (4,160)  Gencorp Inc.                                         (66,685)
--------------------------------------------------------------------------------
          (1,313)  Hexcel Corp.                                         (20,627)
--------------------------------------------------------------------------------
                                                                       (110,542)
--------------------------------------------------------------------------------
AUTO COMPONENTS -- (1.4)%
--------------------------------------------------------------------------------
          (1,888)  American Axle & Manufacturing
                   Holdings, Inc.                                       (32,304)
--------------------------------------------------------------------------------
          (4,371)  Cooper Tire & Rubber Co.                             (48,693)
--------------------------------------------------------------------------------
                                                                        (80,997)
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- (1.3)%
--------------------------------------------------------------------------------
          (2,372)  Affymetrix Inc.                                  $   (60,723)
--------------------------------------------------------------------------------
            (148)  Amylin Pharmaceuticals, Inc.                          (7,307)
--------------------------------------------------------------------------------
            (364)  CV Therapeutics, Inc.                                 (5,085)
--------------------------------------------------------------------------------
                                                                        (73,115)
--------------------------------------------------------------------------------
CAPITAL MARKETS -- (3.1)%
--------------------------------------------------------------------------------
          (4,830)  Eaton Vance Corp.                                   (120,557)
--------------------------------------------------------------------------------
            (608)  Legg Mason, Inc.                                     (60,508)
--------------------------------------------------------------------------------
                                                                       (181,065)
--------------------------------------------------------------------------------
CHEMICALS -- (3.7)%
--------------------------------------------------------------------------------
          (2,606)  Chemtura Corp.                                       (24,340)
--------------------------------------------------------------------------------
          (1,526)  du Pont (E.I.) de Nemours & Co.                      (63,482)
--------------------------------------------------------------------------------
            (861)  Minerals Technologies Inc.                           (44,772)
--------------------------------------------------------------------------------
          (5,134)  Mosaic Co. (The)                                     (80,347)
--------------------------------------------------------------------------------
                                                                       (212,941)
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- (0.6)%
--------------------------------------------------------------------------------
          (1,238)  South Financial Group Inc.
                   (The)                                                (32,696)
--------------------------------------------------------------------------------
            (105)  TD Banknorth Inc.                                     (3,092)
--------------------------------------------------------------------------------
                                                                        (35,788)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES(3)
--------------------------------------------------------------------------------
            (132)  ABM Industries Inc.                                   (2,257)
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- (1.1)%
--------------------------------------------------------------------------------
          (5,753)  Andrew Corporation                                   (50,972)
--------------------------------------------------------------------------------
            (536)  Plantronics, Inc.                                    (11,904)
--------------------------------------------------------------------------------
                                                                        (62,876)
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- (2.8)%
--------------------------------------------------------------------------------
          (4,865)  Avid Technology, Inc.                               (162,150)
--------------------------------------------------------------------------------
CONSUMER FINANCE -- (0.3)%
--------------------------------------------------------------------------------
            (314)  SLM Corporation                                      (16,617)
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- (0.3)%
--------------------------------------------------------------------------------
            (123)  Owens-Illinois Inc.                                   (2,061)
--------------------------------------------------------------------------------
          (1,234)  Smurfit-Stone Container Corp.                        (13,500)
--------------------------------------------------------------------------------
                                                                        (15,561)
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES -- (0.3)%
--------------------------------------------------------------------------------
            (833)  Block (H & R), Inc.                                  (19,875)
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- (2.4)%
--------------------------------------------------------------------------------
          (2,401)  Duquesne Light Holdings Inc.                         (39,472)
--------------------------------------------------------------------------------
          (2,199)  Northeast Utilities                                  (45,453)
--------------------------------------------------------------------------------
          (4,766)  Reliant Energy Inc.                                  (57,097)
--------------------------------------------------------------------------------
                                                                       (142,022)
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- (4.5)%
--------------------------------------------------------------------------------
          (4,906)  American Power Conversion
                   Corp.                                                (95,618)
--------------------------------------------------------------------------------
          (3,804)  Energy Conversion Devices Inc.                      (138,580)
--------------------------------------------------------------------------------
          (2,299)  Evergreen Solar Inc.                                 (29,841)
--------------------------------------------------------------------------------
                                                                       (264,039)
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
11

Long-Short Equity - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- (0.9)%
--------------------------------------------------------------------------------
          (3,286)  Cogent, Inc.                                     $   (49,520)
--------------------------------------------------------------------------------
             (81)  FLIR Systems, Inc.                                    (1,787)
--------------------------------------------------------------------------------
                                                                        (51,307)
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- (0.8)%
--------------------------------------------------------------------------------
            (772)  National Oilwell Varco, Inc.                         (48,883)
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- (1.2)%
--------------------------------------------------------------------------------
          (1,662)  Great Atlantic & Pacific Tea Co.                     (37,761)
--------------------------------------------------------------------------------
            (979)  United Natural Foods Inc.                            (32,326)
--------------------------------------------------------------------------------
                                                                        (70,087)
--------------------------------------------------------------------------------
FOOD PRODUCTS -- (1.9)%
--------------------------------------------------------------------------------
             (39)  Bunge Ltd.                                            (1,960)
--------------------------------------------------------------------------------
          (7,268)  Tyson Foods, Inc. Cl A                              (108,002)
--------------------------------------------------------------------------------
                                                                       (109,962)
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- (3.4)%
--------------------------------------------------------------------------------
          (3,782)  Cooper Companies, Inc. (The)                        (167,505)
--------------------------------------------------------------------------------
          (1,196)  Conor Medsystems, Inc.                               (32,998)
--------------------------------------------------------------------------------
                                                                       (200,503)
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- (2.0)%
--------------------------------------------------------------------------------
          (3,179)  Centene Corp.                                        (74,802)
--------------------------------------------------------------------------------
          (1,671)  Tenet Healthcare Corp.                               (11,663)
--------------------------------------------------------------------------------
            (813)  Triad Hospitals Inc.                                 (32,179)
--------------------------------------------------------------------------------
                                                                       (118,644)
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- (2.6)%
--------------------------------------------------------------------------------
            (842)  Station Casinos Inc.                                 (57,323)
--------------------------------------------------------------------------------
          (4,689)  Texas Roadhouse Inc. Cl A                            (63,395)
--------------------------------------------------------------------------------
          (1,893)  Triarc Co., Inc. Cl B                                (29,588)
--------------------------------------------------------------------------------
                                                                       (150,306)
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- (0.8)%
--------------------------------------------------------------------------------
             (31)  Hovnanian Enterprises Inc.                              (932)
--------------------------------------------------------------------------------
          (1,738)  Standard Pacific Corp.                               (44,667)
--------------------------------------------------------------------------------
                                                                        (45,599)
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- (0.3)%
--------------------------------------------------------------------------------
            (433)  Central Garden and Pet Co.                           (18,641)
--------------------------------------------------------------------------------
INSURANCE -- (5.7)%
--------------------------------------------------------------------------------
          (3,727)  Gallagher (Arthur J.) & Co.                          (94,442)
--------------------------------------------------------------------------------
            (176)  IPC Holdings, Ltd.                                    (4,339)
--------------------------------------------------------------------------------
          (1,857)  Montpelier Re Holdings Ltd.                          (32,108)
--------------------------------------------------------------------------------
          (2,817)  Universal American Financial
                   Corp.                                                (37,044)
--------------------------------------------------------------------------------
            (334)  White Mountains Insurance
                   Group Ltd.                                          (162,658)
--------------------------------------------------------------------------------
                                                                       (330,591)
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- (0.3)%
--------------------------------------------------------------------------------
            (624)  Coldwater Creek Inc.                                 (16,698)
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- (1.6)%
--------------------------------------------------------------------------------
            (596)  Equinix Inc.                                     $   (32,697)
--------------------------------------------------------------------------------
          (3,064)  Move, Inc.                                           (16,791)
--------------------------------------------------------------------------------
          (1,285)  Yahoo! Inc.                                          (42,405)
--------------------------------------------------------------------------------
                                                                        (91,893)
--------------------------------------------------------------------------------
IT SERVICES -- (2.7)%
--------------------------------------------------------------------------------
            (614)  Cognizant Technology Solutions
                   Corporation Cl A                                     (41,365)
--------------------------------------------------------------------------------
         (12,876)  Sapient Corp.                                        (68,243)
--------------------------------------------------------------------------------
            (895)  SRA International, Inc. Cl A                         (23,834)
--------------------------------------------------------------------------------
            (783)  Wright Express Corp.                                 (22,503)
--------------------------------------------------------------------------------
                                                                       (155,945)
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- (0.7)%
--------------------------------------------------------------------------------
          (1,000)  Polaris Industries Inc.                              (43,300)
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES -- (0.2)%
--------------------------------------------------------------------------------
            (181)  Covance Inc.                                         (11,081)
--------------------------------------------------------------------------------
MACHINERY -- (2.1)%
--------------------------------------------------------------------------------
          (1,004)  Deere & Co.                                          (83,824)
--------------------------------------------------------------------------------
          (1,275)  Pall Corp.                                           (35,700)
--------------------------------------------------------------------------------
                                                                       (119,524)
--------------------------------------------------------------------------------
MEDIA -- (7.7)%
--------------------------------------------------------------------------------
          (4,127)  Dow Jones & Co., Inc.                               (144,486)
--------------------------------------------------------------------------------
         (17,974)  Gemstar/TV Guide International
                   Inc.                                                 (63,268)
--------------------------------------------------------------------------------
         (11,495)  Interpublic Group of
                   Companies, Inc.                                      (95,983)
--------------------------------------------------------------------------------
          (3,349)  NTL Inc.                                             (83,390)
--------------------------------------------------------------------------------
          (2,554)  Valassis Communications, Inc.                        (60,250)
--------------------------------------------------------------------------------
                                                                       (447,377)
--------------------------------------------------------------------------------
METALS & MINING -- (5.0)%
--------------------------------------------------------------------------------
          (1,538)  CARBO Ceramics Inc.                                  (75,562)
--------------------------------------------------------------------------------
          (1,922)  Coeur d'Alene Mines Corporation                       (9,245)
--------------------------------------------------------------------------------
            (325)  KFx Inc.                                              (4,966)
--------------------------------------------------------------------------------
          (2,493)  RTI International Metals, Inc.                      (139,209)
--------------------------------------------------------------------------------
          (1,832)  Titanium Metals Corp.                                (62,984)
--------------------------------------------------------------------------------
                                                                       (291,966)
--------------------------------------------------------------------------------
MULTILINE RETAIL -- (1.2)%
--------------------------------------------------------------------------------
          (5,149)  Tuesday Morning Corp.                                (67,709)
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- (6.5)%
--------------------------------------------------------------------------------
            (444)  Arch Coal Inc.                                       (18,812)
--------------------------------------------------------------------------------
          (1,932)  ATP Oil & Gas Corp.                                  (81,009)
--------------------------------------------------------------------------------
          (1,813)  Cheniere Energy Inc.                                 (67,008)
--------------------------------------------------------------------------------
            (830)  Crosstex Energy, Inc.                                (78,916)
--------------------------------------------------------------------------------
          (1,369)  Kinder Morgan Management
                   LLC                                                  (58,894)
--------------------------------------------------------------------------------
            (476)  Massey Energy Co.                                    (17,136)
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
12

Long-Short Equity - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

            (575)  Quicksilver Resources Inc.                       $   (21,166)
--------------------------------------------------------------------------------
            (802)  Whiting Petroleum Corp.                              (33,580)
--------------------------------------------------------------------------------
                                                                       (376,521)
--------------------------------------------------------------------------------
PERSONAL PRODUCTS -- (0.1)%
--------------------------------------------------------------------------------
          (6,746)  Revlon Inc. Cl A                                      (8,501)
--------------------------------------------------------------------------------
PHARMACEUTICALS -- (4.3)%
--------------------------------------------------------------------------------
            (737)  Abraxis BioScience Inc.                              (17,570)
--------------------------------------------------------------------------------
            (306)  Bristol-Myers Squibb Co.                              (7,912)
--------------------------------------------------------------------------------
          (6,707)  Medicines Company                                   (131,122)
--------------------------------------------------------------------------------
          (2,802)  Nektar Therapeutics                                  (51,389)
--------------------------------------------------------------------------------
          (2,271)  Par Pharmaceutical Companies
                   Inc.                                                 (41,923)
--------------------------------------------------------------------------------
                                                                       (249,916)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- (3.2)%
--------------------------------------------------------------------------------
            (546)  First Industrial Realty Trust Inc.                   (20,715)
--------------------------------------------------------------------------------
         (12,682)  Trustreet Properties, Inc.                          (167,276)
--------------------------------------------------------------------------------
                                                                       (187,991)
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- (2.4)%
--------------------------------------------------------------------------------
          (2,501)  Forest City Enterprises Cl A                        (124,825)
--------------------------------------------------------------------------------
            (332)  St. Joe Co. (The)                                    (15,451)
--------------------------------------------------------------------------------
                                                                       (140,276)
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- (2.5)%
--------------------------------------------------------------------------------
            (676)  Applied Micro Circuits Corp.                          (1,846)
--------------------------------------------------------------------------------
            (655)  ATMI, Inc.                                           (16,126)
--------------------------------------------------------------------------------
            (150)  Cypress Semiconductor Corp.                           (2,182)
--------------------------------------------------------------------------------
          (1,250)  Intel Corp.                                          (23,687)
--------------------------------------------------------------------------------
            (417)  International Rectifier Corp.                        (16,296)
--------------------------------------------------------------------------------
          (1,011)  SiRF Technology Holdings, Inc.                       (32,574)
--------------------------------------------------------------------------------
          (2,404)  Skyworks Solutions, Inc.                             (13,246)
--------------------------------------------------------------------------------
          (1,440)  Tessera Technologies Inc.                            (39,600)
--------------------------------------------------------------------------------
                                                                       (145,557)
--------------------------------------------------------------------------------
SOFTWARE -- (1.1)%
--------------------------------------------------------------------------------
          (4,953)  Activision, Inc.                                     (56,365)
--------------------------------------------------------------------------------
            (235)  Quality Systems Inc.                                  (8,653)
--------------------------------------------------------------------------------
                                                                        (65,018)
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- (4.6)%
--------------------------------------------------------------------------------
          (1,820)  Borders Group Inc.                               $   (33,597)
--------------------------------------------------------------------------------
            (336)  Foot Locker, Inc.                                     (8,230)
--------------------------------------------------------------------------------
          (5,388)  Pier 1 Imports, Inc.                                 (37,608)
--------------------------------------------------------------------------------
          (4,799)  RadioShack Corp.                                     (67,186)
--------------------------------------------------------------------------------
          (6,801)  Urban Outfitters Inc.                               (118,949)
--------------------------------------------------------------------------------
                                                                       (265,570)
--------------------------------------------------------------------------------
STORAGE(3)
--------------------------------------------------------------------------------
            (148)  U-Store-It Trust                                      (2,792)
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- (1.3)%
--------------------------------------------------------------------------------
            (146)  Fossil Inc.                                           (2,629)
--------------------------------------------------------------------------------
          (5,981)  Quiksilver, Inc.                                     (72,849)
--------------------------------------------------------------------------------
                                                                        (75,478)
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- (1.3)%
--------------------------------------------------------------------------------
          (4,511)  Brookline Bancorp, Inc.                              (62,116)
--------------------------------------------------------------------------------
            (349)  Capitol Federal Financial                            (11,968)
--------------------------------------------------------------------------------
                                                                        (74,084)
--------------------------------------------------------------------------------
TOBACCO -- (0.7)%
--------------------------------------------------------------------------------
          (1,033)  Universal Corp.                                      (38,448)
--------------------------------------------------------------------------------
WATER UTILITIES -- (0.5)%
--------------------------------------------------------------------------------
          (1,220)  Aqua America Inc.                                    (27,804)
--------------------------------------------------------------------------------
TOTAL SECURITIES
SOLD SHORT -- (93.3%)
(Proceeds $5,730,492)                                               $(5,427,817)
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

(1) Securities are pledged with brokers as collateral for securities sold short.

(2) Non-income producing.

(3) Industry is less than 0.05% of total net assets.

(4) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
13

Long-Short Equity - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Statement of Assets and Liabilities

JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $5,906,274)                $ 6,078,188
-----------------------------------------------------------
Cash                                                                        757
-----------------------------------------------------------
Cash on deposit with brokers for securities sold short                5,402,204
-----------------------------------------------------------
Receivable for investments sold                                          57,119
-----------------------------------------------------------
Receivable for capital shares sold                                      139,683
-----------------------------------------------------------
Dividend and interest receivable                                         19,721
--------------------------------------------------------------------------------
                                                                     11,697,672
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Securities sold short, at value (proceeds of $5,730,492)              5,427,817
-----------------------------------------------------------
Payable for investments purchased                                       441,192
-----------------------------------------------------------
Accrued management fees                                                   5,160
-----------------------------------------------------------
Distribution fees payable                                                   229
-----------------------------------------------------------
Service fees (and distribution fees -
A Class and R Class) payable                                              1,097
-----------------------------------------------------------
Dividend expense payable on securities sold short                         4,052
--------------------------------------------------------------------------------
                                                                      5,879,547
--------------------------------------------------------------------------------
NET ASSETS                                                          $ 5,818,125
================================================================================

See Notes to Financial Statements.                                  (continued)

------
14

Statement of Assets and Liabilities

JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                              $5,420,483
-----------------------------------------------------------
Undistributed net investment income                                      31,163
-----------------------------------------------------------
Accumulated net realized loss on investment
and securities sold short transactions                                 (108,110)
-----------------------------------------------------------
Net unrealized appreciation on investments
and securities sold short                                               474,589
--------------------------------------------------------------------------------
                                                                     $5,818,125
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $1,966,163
-----------------------------------------------------------
Shares outstanding                                                      178,168
-----------------------------------------------------------
Net asset value per share                                                $11.04
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                             $552,545
-----------------------------------------------------------
Shares outstanding                                                       50,000
-----------------------------------------------------------
Net asset value per share                                                $11.05
--------------------------------------------------------------------------------
A CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $1,486,393
-----------------------------------------------------------
Shares outstanding                                                      134,948
-----------------------------------------------------------
Net asset value per share                                                $11.01
-----------------------------------------------------------
Maximum offering price (net asset value divided by 0.9425)               $11.68
--------------------------------------------------------------------------------
B CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                             $547,612
-----------------------------------------------------------
Shares outstanding                                                       50,000
-----------------------------------------------------------
Net asset value per share                                                $10.95
--------------------------------------------------------------------------------
C CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                             $715,750
-----------------------------------------------------------
Shares outstanding                                                       65,351
-----------------------------------------------------------
Net asset value per share                                                $10.95
--------------------------------------------------------------------------------
R CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                             $549,662
-----------------------------------------------------------
Shares outstanding                                                       50,000
-----------------------------------------------------------
Net asset value per share                                                $10.99
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
15

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
-----------------------------------------------------------
Interest                                                              $  75,234
-----------------------------------------------------------
Dividend                                                                 20,564
--------------------------------------------------------------------------------
                                                                         95,798
--------------------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------
Dividend expense on securities sold short                                32,433
-----------------------------------------------------------
Management fees                                                          25,035
-----------------------------------------------------------
Distribution fees:
-----------------------------------------------------------
  B Class                                                                 1,902
-----------------------------------------------------------
  C Class                                                                 1,967
-----------------------------------------------------------
Service fees:
-----------------------------------------------------------
  B Class                                                                   634
-----------------------------------------------------------
  C Class                                                                   656
-----------------------------------------------------------
Service and distribution fees:
-----------------------------------------------------------
  A Class                                                                   737
-----------------------------------------------------------
  R Class                                                                 1,271
--------------------------------------------------------------------------------
                                                                         64,635
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                             31,163
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
-----------------------------------------------------------
Investment transactions                                                 137,018
-----------------------------------------------------------
Securities sold short transactions                                     (177,718)
--------------------------------------------------------------------------------
                                                                        (40,700)
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
-----------------------------------------------------------
Investments                                                             155,844
-----------------------------------------------------------
Securities sold short                                                   280,856
--------------------------------------------------------------------------------
                                                                        436,700
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                 396,000
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                             $ 427,163
================================================================================

See Notes to Financial Statements.

------
16

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) AND PERIOD ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                           2006        2005(1)
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                            $   31,163   $   13,527
-----------------------------------------------------
Net realized gain (loss)                                   (40,700)     (63,808)
-----------------------------------------------------
Change in net unrealized appreciation (depreciation)       436,700       37,889
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                  427,163      (12,392)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                          2,403,354    3,000,000
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                    2,830,517    2,987,608

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                      2,987,608           --
--------------------------------------------------------------------------------
End of period                                           $5,818,125   $2,987,608
================================================================================

Undistributed net investment income                        $31,163           --
================================================================================

(1) September 30, 2005 (fund inception) through December 31, 2005.

See Notes to Financial Statements.

------
17

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Long-Short Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital appreciation independent of equity market conditions. The fund buys, or takes long positions in, equity securities that have been identified as undervalued.
The fund takes short positions in equity securities that have been identified as overvalued. The fund's investment process is designed to maintain approximately equal dollar amounts invested in long and short positions at all times. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class. The
A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
All classes of the fund commenced sale on September 30, 2005, the fund's inception date.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Interest earned on segregated cash for securities sold short is reflected as interest income.

SECURITIES SOLD SHORT -- The fund may enter into a short sale, which is selling a security it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense.
Liabilities for securities sold short are valued daily and recorded as unrealized appreciation (depreciation) on investments and securities sold short.
The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of realized gain (loss) on securities sold short transactions. The fund's risks in selling securities short include the possibility that the future increases in market value may exceed the liability recorded or that the lender of the security may terminate the loan at a disadvantageous price or time to the fund. In addition, while the realized gains on securities sold short are limited to the price at which it sold the security short, the losses may be unlimited. The fund does not include these transactions in its portfolio turnover calculation.

                                                                    (continued)

------
18

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a
Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category Fee range from 1.0480% to
1.2300% and the rates for the Complex Fee (except for Institutional Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for the fund for the six months ended June 30, 2006 was 1.38% for all classes except
Institutional Class, which was 1.18%.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the B Class and C Class will pay
American Century Investment Services, Inc. (ACIS) an annual distribution fee and service fee of 0.75% and 0.25%, respectively. The plans provide that the A Class and the R Class will pay ACIS an annual distribution and service fee of 0.25%
for the A Class and 0.50% for the R Class. The fees are computed and accrued daily based on each

                                                                    (continued)

------
19

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B Class, C Class and R Class shares. Fees incurred under the plans during the six months ended June 30, 2006, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC. ACIM and an officer own 59% of the shares of the fund.

The fund has a bank line of credit with JPMorgan Chase Bank (JPMCB). JPMCB is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments and securities sold short, for the six months ended June 30, 2006 were
$5,913,297 and $3,002,643, respectively.

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were  as follows:

--------------------------------------------------------------------------------
                                                       SHARES          AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                                   100,000,000
================================================================================
Sold                                                    146,803      $1,530,523
----------------------------------------------
Redeemed                                                (18,635)       (192,088)
--------------------------------------------------------------------------------
Net increase (decrease)                                 128,168      $1,338,435
================================================================================
PERIOD ENDED DECEMBER 31, 2005(1)

SHARES AUTHORIZED                                   200,000,000
================================================================================
Sold                                                     50,000        $500,000
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                                    50,000,000
================================================================================
Sold                                                         --              --
================================================================================
PERIOD ENDED DECEMBER 31, 2005(1)

SHARES AUTHORIZED                                    50,000,000
================================================================================
Sold                                                     50,000        $500,000
================================================================================

(1) September 30, 2005 (fund inception) through December 31, 2005.

                                                                    (continued)

------
20

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                                       SHARES          AMOUNT
--------------------------------------------------------------------------------
A CLASS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                                    10,000,000
================================================================================
Sold                                                     84,948        $901,988
================================================================================
PERIOD ENDED DECEMBER 31, 2005(1)

SHARES AUTHORIZED                                    10,000,000
================================================================================
Sold                                                     50,000        $500,000
================================================================================
B CLASS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                                    10,000,000
================================================================================
Sold                                                         --              --
================================================================================
PERIOD ENDED DECEMBER 31, 2005(1)

SHARES AUTHORIZED                                    10,000,000
================================================================================
Sold                                                     50,000        $500,000
================================================================================
C CLASS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                                    10,000,000
================================================================================
Sold                                                     15,830        $167,907
----------------------------------------------
Redeemed                                                   (479)         (4,976)
--------------------------------------------------------------------------------
Net increase (decrease)                                  15,351        $162,931
================================================================================
PERIOD ENDED DECEMBER 31, 2005(1)

SHARES AUTHORIZED                                    10,000,000
================================================================================
Sold                                                     50,000        $500,000
================================================================================
R CLASS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                                    10,000,000
================================================================================
Sold                                                         --              --
================================================================================
PERIOD ENDED DECEMBER 31, 2005(1)

SHARES AUTHORIZED                                    10,000,000
================================================================================
Sold                                                     50,000        $500,000
================================================================================

(1) September 30, 2005 (fund inception) through December 31, 2005.

                                                                    (continued)

------
21

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or American Century
Global Investment Management, Inc., has a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2006.

6. RISK FACTORS

The fund's investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk. The fund may suffer losses when taking long positions in market sectors or industries that are not offset by corresponding short positions, resulting in an over- or underweighted sector or industry.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2006, the components of investments for federal income tax purposes were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                      $5,906,524
================================================================================
Gross tax appreciation of investments                                 $ 291,619
--------------------------------------------------------------
Gross tax depreciation of investments                                  (119,955)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                    $ 171,664
================================================================================
Net tax appreciation (depreciation) on securities sold short            299,268
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                                   $ 470,932
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At December 31, 2005, the fund had capital loss deferrals of $63,752, which represent net capital losses incurred in the two-month period ended December 31,
2005. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board issued Interpretation No.
48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB
Statement No. 109" (the Interpretation). The Interpretation establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The
Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has recently begun to evaluate the application of the Interpretation to the fund, and is not in a position at this time to estimate the significance of its impact, if any, on the fund's financial statements.

                                                                    (continued)

------
22

Long-Short Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------
                                                               INVESTOR CLASS
--------------------------------------------------------------------------------
                                                            2006(1)     2005(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $9.97      $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------
  Net Investment Income (Loss)(3)                             0.11        0.06
--------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                     0.96       (0.09)
--------------------------------------------------------------------------------
  Total From Investment Operations                            1.07       (0.03)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $11.04       $9.97
================================================================================
  TOTAL RETURN(4)                                            10.73%      (0.30)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets          3.12%(5)    2.76%(5)
--------------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                      2.03%(5)    2.23%(5)
--------------------------------------------------------
Portfolio Turnover Rate                                         80%         36%
--------------------------------------------------------
Net Assets, End of Period (in thousands)                     $1,966        $498
--------------------------------------------------------
Ratio of Operating Expenses (excluding dividend expense
on securities sold short) to Average Net Assets            1.38%(5)    1.37%(5)
--------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
23

Long-Short Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------
                                                            INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                                            2006(1)     2005(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $9.97      $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------
  Net Investment Income (Loss)(3)                             0.11        0.06
--------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                     0.97       (0.09)
--------------------------------------------------------------------------------
  Total From Investment Operations                            1.08       (0.03)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $11.05       $9.97
================================================================================
  TOTAL RETURN(4)                                            10.83%      (0.30)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets          2.92%(5)    2.56%(5)
--------------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                      2.23%(5)    2.43%(5)
--------------------------------------------------------
Portfolio Turnover Rate                                         80%         36%
--------------------------------------------------------
Net Assets, End of Period (in thousands)                       $553        $499
--------------------------------------------------------
Ratio of Operating Expenses (excluding dividend expense
on securities sold short) to Average Net Assets            1.18%(5)    1.17%(5)
--------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
24

Long-Short Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------
                                                                  A CLASS
--------------------------------------------------------------------------------
                                                            2006(1)     2005(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $9.96      $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------
  Net Investment Income (Loss)(3)                             0.09        0.05
--------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                     0.96       (0.09)
--------------------------------------------------------------------------------
  Total From Investment Operations                            1.05       (0.04)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $11.01       $9.96
================================================================================
  TOTAL RETURN(4)                                            10.54%      (0.40)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets          3.37%(5)    3.01%(5)
--------------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                      1.78%(5)    1.98%(5)
--------------------------------------------------------
Portfolio Turnover Rate                                         80%         36%
--------------------------------------------------------
Net Assets, End of Period (in thousands)                     $1,486        $498
--------------------------------------------------------
Ratio of Operating Expenses (excluding dividend expense
on securities sold short) to Average Net Assets            1.63%(5)    1.62%(5)
--------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
25

Long-Short Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------
                                                                  B CLASS
--------------------------------------------------------------------------------
                                                            2006(1)     2005(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $9.94      $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------
  Net Investment Income (Loss)(3)                             0.05        0.03
--------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                     0.96       (0.09)
--------------------------------------------------------------------------------
  Total From Investment Operations                            1.01       (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $10.95       $9.94
================================================================================
  TOTAL RETURN(4)                                            10.16%      (0.60)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets          4.12%(5)    3.76%(5)
--------------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                      1.03%(5)    1.23%(5)
--------------------------------------------------------
Portfolio Turnover Rate                                         80%         36%
--------------------------------------------------------
Net Assets, End of Period (in thousands)                       $548        $497
--------------------------------------------------------
Ratio of Operating Expenses (excluding dividend expense
on securities sold short) to Average Net Assets            2.38%(5)    2.37%(5)
--------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
26

Long-Short Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------
                                                                   C CLASS
--------------------------------------------------------------------------------
                                                            2006(1)     2005(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $9.94      $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------
  Net Investment Income (Loss)(3)                             0.06        0.03
--------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                     0.95       (0.09)
--------------------------------------------------------------------------------
  Total From Investment Operations                            1.01       (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $10.95       $9.94
================================================================================
  TOTAL RETURN(4)                                            10.16%      (0.60)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets          4.12%(5)    3.76%(5)
--------------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                      1.03%(5)    1.23%(5)
--------------------------------------------------------
Portfolio Turnover Rate                                         80%         36%
--------------------------------------------------------
Net Assets, End of Period (in thousands)                       $716        $497
--------------------------------------------------------
Ratio of Operating Expenses (excluding dividend expense
on securities sold short) to Average Net Assets            2.38%(5)    2.37%(5)
--------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

See Notes to Financial Statements.

------
27

Long-Short Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------
                                                                   R CLASS
--------------------------------------------------------------------------------
                                                            2006(1)     2005(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $9.96      $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------
  Net Investment Income (Loss)(3)                             0.08        0.04
--------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                     0.95       (0.08)
--------------------------------------------------------------------------------
  Total From Investment Operations                            1.03       (0.04)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $10.99       $9.96
================================================================================
  TOTAL RETURN(4)                                            10.34%      (0.40)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets          3.62%(5)    3.26%(5)
--------------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                      1.53%(5)    1.73%(5)
--------------------------------------------------------
Portfolio Turnover Rate                                         80%         36%
--------------------------------------------------------
Net Assets, End of Period (in thousands)                       $550        $498
--------------------------------------------------------
Ratio of Operating Expenses (excluding dividend expense
on securities sold short) to Average Net Assets            1.88%(5)    1.87%(5)
--------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
28

Approval of Management Agreement for Long-Short Equity

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning Long-Short Equity (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

                                                                    (continued)

------
29

Approval of Management Agreement for Long-Short Equity

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES --GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor.

                                                                    (continued)

------
30

Approval of Management Agreement for Long-Short Equity

If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex

                                                                    (continued)

------
31

Approval of Management Agreement for Long-Short Equity

and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was in the lowest quartile of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders.

                                                                    (continued)

------
32

Approval of Management Agreement for Long-Short Equity

The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The
Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
33

Share Class Information

Six classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, A Class, B Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares.
The total expense ratios of A Class, B Class, C Class and R Class shares are higher than that of Investor Class shares. The fund is available for purchase only through financial intermediaries by investors who seek advice from them.
The fund is closed to other investors, but those with open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

A CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75% to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor Class shares. A
Class shares also are subject to a 0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor
Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B Class shares automatically convert to A Class shares (with lower expenses) eight years after their purchase date.

                                                                    (continued)

------
34

Share Class Information

C CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The unified management fee for C Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50% annual Rule
12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
35

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
36

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are  not investment products available  for purchase.

The CITIGROUP 3-MONTH TREASURY BILL INDEX measures monthly return equivalents of yield averages that are not marked to market. This index is  an average of the last three 3-month Treasury bill issues.

The RUSSELL 3000(reg.tm) INDEX measures the performance of the 3,000 largest
U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P MIDCAP 400 INDEX, a capitalization-weighted index consisting of 400 domestic stocks, measures the performance of the mid-size company segment of the
U.S. market.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the  U.S. market.

------
37

Notes

------
38

Notes

------
39

Notes

------
40

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0608                     (c)2006 American Century Proprietary Holdings, Inc.
SH-SAN-50657N            All rights reserved.

American Century Investments
SEMIANNUAL REPORT

[photo of boy]

JUNE 30, 2006

Utilities Fund

                               [american century investments logo and text logo]

UTILITIES

   Top Ten Holdings                                                            5

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the semiannual report for the American
Century Utilities Fund for the six months ended June 30, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our Web site, americancentury.com, where we post quarterly portfolio commentaries, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Our Web site presents American Century's recently-announced strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation (LAF). Our
new campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count.

American Century's collaboration with Lance Armstrong and the LAF is a perfect fit. Like members of our family, Lance is a cancer survivor and shares our values of optimism, focus, and determination. In addition, Lance and our family have dedicated our success to improving lives, through the LAF and the Stowers
Institute for Medical Research, respectively. To learn more about American
Century's collaboration with Lance Armstrong and the LAF, please visit
www.lanceface.com on the Web and click on the links to related sites.

Besides the exciting new collaboration, we've enjoyed other good news--in
January, American Century was named, for the seventh consecutive year, one of
FORTUNE magazine's 100 Best Companies to Work For in America. Fostering a
positive work environment can benefit fund investors as well as our company--it helps us continue to attract and retain talented people.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

Market Perspective

[photo of John Schniedwind]

BY JOHN SCHNIEDWIND, CHIEF INVESTMENT OFFICER, QUANTITATIVE EQUITY

MUTED GAINS IN THE STOCK MARKET

U.S. stocks advanced in the first six months of 2006, continuing a stock market rally that began in 2003, but a downturn toward the end of the period limited the market's overall gains.

Stocks climbed in the first four months of the year as the U.S. economy showed renewed strength following a period of hurricane-induced weakness at the end of
2005. In addition, profits at public companies continued to grow at a healthy rate--the S&P 500 Index enjoyed its 16th consecutive quarter of double-digit earnings growth in the first quarter of 2006.

The major stock indexes reached five-year highs in early May, and then reversed course in the last six weeks of the period. Stocks declined as evidence of increasing inflation led the Federal Reserve to signal that further interest rate increases may be forthcoming. These developments undermined stock prices as investors grew increasingly cautious, causing the market to give up some of its earlier gains.

As the table at right shows, small-cap stocks led the market's advance during the six-month period, while mid-cap shares came out ahead of large-company issues. Reflecting the risk-averse sentiment that took hold late in the period, value stocks outperformed growth by a substantial margin across all market capitalizations.

UTILITIES SECTOR OUTPERFORMED

Utilities stocks continued to outperform the broader stock market in the first six months of 2006. Telecommunication services stocks posted the best returns in the S&P 500, while electric and gas utilities produced above-average returns
(see page 5 for utilities sector returns).

The telecom sector got a strong boost from continued merger activity--telecom giants AT&T and BellSouth agreed to merge, creating the nation's largest telecom services provider. Speculation about further consolidation provided a lift to the wireless telecom industry as well.

Electric and gas utilities held up well despite higher interest rates, which typically hurt utilities stocks because of their relatively high dividend yields. However, utilities benefited from rising energy prices and healthy demand for power, as well as a shift toward more defensive sectors of the market late in the period.

SIX-MONTH TOTAL RETURNS
AS OF JUNE 30, 2006*
--------------------------------------------------------------------------------
S&P 500 Index                                                 2.71%
--------------------------------------------------------------------------------
S&P MidCap 400 Index                                          4.24%
--------------------------------------------------------------------------------
S&P SmallCap 600 Index                                        7.70%
--------------------------------------------------------------------------------
*Total returns for periods less than one year are not annualized.

------
2

Utilities - Performance

TOTAL RETURNS AS OF JUNE 30, 2006
                                         ---------------------------
                                           AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                              SINCE    INCEPTION
                   6 MONTHS(1)  1 YEAR   5 YEARS  10 YEARS  INCEPTION     DATE
--------------------------------------------------------------------------------
INVESTOR CLASS       6.00%       8.84%    3.32%     8.30%    8.36%       3/1/93
--------------------------------------------------------------------------------
FUND BENCHMARK(2)    7.94%      10.59%    2.20%     8.63%    8.67%(3)      --
--------------------------------------------------------------------------------
S&P 500 INDEX(4)     2.71%       8.63%    2.49%     8.32%   10.25%(3)      --
--------------------------------------------------------------------------------
Advisor Class        5.81%       8.50%    3.04%       --     4.60%       6/25/98
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

(2) See Index Definitions page.

(3) Since 2/28/93, the date nearest the Investor Class's inception for which data are available.

(4) Data provided by Lipper Inc. - A Reuters Company. (c)2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                    (continued)

------
3

Utilities - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made June 30, 1996

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended June 30
-----------------------------------------------------------------------------------------------
                 1997    1998    1999    2000    2001     2002    2003    2004    2005    2006
-----------------------------------------------------------------------------------------------
Investor Class  13.22%  35.25%  25.42%   3.06%  -4.69%  -31.41%   4.93%  12.99%  33.06%   8.84%
-----------------------------------------------------------------------------------------------
Fund benchmark  14.78%  38.07%  31.19%   0.83%  -2.10%  -35.66%   5.34%  15.34%  29.00%  10.59%
-----------------------------------------------------------------------------------------------
S&P 500 Index   34.70%  30.16%  22.76%   7.25%  14.83%  -17.99%   0.25%  19.11%   6.32%   8.63%
-----------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

Utilities - Portfolio Commentary

PORTFOLIO MANAGERS: JOE STERLING AND BILL MARTIN

PERFORMANCE SUMMARY

For the six months ended June 30, 2006, the Utilities fund posted a total return of 6.00%*, trailing the 7.94% return of its custom utilities benchmark (defined on page 27) and the 10.36%** return of the Russell 1000 Utilities Index. The S&P
500 Index, a broad stock market measure, returned 2.71%.

UNDERWEIGHT IN TELECOM HURT RELATIVE RESULTS

The Utilities fund lagged its benchmark in the first half of 2006 primarily because of its longstanding underweight in telecommunication services stocks, which posted strong returns during the period (see the table below). However, we reduced this underweight over the past six months, increasing our telecom holdings from 22% to 28% of the portfolio. By comparison, telecom stocks comprised 39% of the benchmark.

Stock selection in the telecom segment also worked against the portfolio. The portfolio's largest underweights included the major integrated telecom services providers, all of which posted double-digit gains. In particular, underweights in AT&T and BellSouth--the two largest positions in the custom benchmark--hurt relative performance as both stocks rallied sharply in the wake of their announced merger.

Overweights in several foreign telecom stocks also hindered results. Telecom
Corp. of New Zealand declined thanks to unfavorable government regulation, while
Telefonos de Mexico fell as increased risk aversion in the global financial markets led investors to shun emerging markets.

Stock selection fared better among wireless telecom stocks. An overweight in
China Mobile, the largest wireless services provider in China, enhanced results during the period. The company enjoyed strong subscriber growth, especially in underpenetrated areas of the country.

MARKET RETURNS*
For the six months ended June 30, 2006
--------------------------------------------------------------------------------
BROAD UTILITIES MARKET
--------------------------------------------------------------------------------
Lipper Utility Fund Index                                        7.62%
--------------------------------------------------------------------------------
Russell 1000 Utilities Index                                    10.36%
--------------------------------------------------------------------------------
PRIMARY UTILITIES INDUSTRIES IN FUND BENCHMARK
--------------------------------------------------------------------------------
Diversified Telecommunication Services                          18.32%
--------------------------------------------------------------------------------
Independent Power Producers                                     13.51%
--------------------------------------------------------------------------------
Gas Utilities                                                   12.95%
--------------------------------------------------------------------------------
Wireless Telecommunication Services                              5.09%
--------------------------------------------------------------------------------
Electric Utilities                                               4.20%
--------------------------------------------------------------------------------
Multi-Utilities                                                  4.00%
--------------------------------------------------------------------------------
Sources: Bloomberg Financial Markets, Lipper Inc.

TOP TEN HOLDINGS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
TXU Corp.                                   4.6%                  3.9%
--------------------------------------------------------------------------------
Sempra Energy                               4.1%                  4.3%
--------------------------------------------------------------------------------
PG&E Corp.                                  3.9%                  3.7%
--------------------------------------------------------------------------------
AT&T Inc.                                   3.8%                  2.1%
--------------------------------------------------------------------------------
Sprint Nextel Corp.                         3.2%                  3.7%
--------------------------------------------------------------------------------
Verizon
Communications Inc.                         3.2%                  1.2%
--------------------------------------------------------------------------------
Duke Energy Corp.                           2.8%                  2.3%
--------------------------------------------------------------------------------
FirstEnergy Corp.                           2.6%                  2.0%
--------------------------------------------------------------------------------
Exelon Corporation                          2.6%                  2.9%
--------------------------------------------------------------------------------
PPL Corporation                             2.5%                  2.4%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary are for Investor Class shares.
  Total returns for periods less than one year are not annualized.

**The Russell 1000 Utilities Index returned 9.80%, 0.51% and 5.24% for the 1-,
  5- and 10-year periods ended June 30, 2006, respectively.

                                                                    (continued)

------
5

Utilities - Portfolio Commentary

ELECTRIC & GAS UTILITIES SHINE

The portfolio's electric and gas utilities contributed positively to performance compared with the benchmark. The portfolio's best relative performer was
Oklahoma-based natural gas utility ONEOK, which reported better-than-expected profits thanks to strong operating performance and rising natural gas prices.

Another top contributor was TXU, the largest electric utility in Texas and the fund's largest holding at end of the period. Despite an unseasonably mild winter, TXU reported earnings that exceeded expectations as better cost management boosted profit margins.

The fund's exposure to foreign utilities also proved favorable. The best contributors in the portfolio included Scottish Power, which posted strong results and sold some underperforming assets, and Germany-based utility E.On, which reported robust earnings and launched a takeover bid for Endesa, Spain's largest utility.

OTHER FAVORABLE CONTRIBUTORS

Two companies in utility-related sectors of the market were among the top contributors to fund performance during the period. Oil refiner Valero Energy continued to perform well as rising energy prices boosted refining margins. Cell phone maker Nokia rallied as the company began to take back market share in the
U.S. after nearly a year of losing ground. Nokia remains the worldwide leader in the cell phone industry, with approximately a third of the global market.

LOOKING AHEAD

Volatility in the stock market has increased recently as investors grapple with uncertainty surrounding inflation data, the sustainability of the economic expansion, and Federal Reserve interest rate policy. Because of their defensive, income-oriented nature, utilities stocks tend to hold up well in times of uncetainty. Regardless of the market environment, however, utilities stocks can provide a valuable source of dividend income to a diversified investment portfolio.

INDUSTRY BREAKDOWN AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
Multi-Utilities                             26.3%                 22.9%
--------------------------------------------------------------------------------
Electric Utilities                          21.4%                 24.2%
--------------------------------------------------------------------------------
Integrated Telecom.
Services                                    19.8%                 13.9%
--------------------------------------------------------------------------------
Independent Power
Producers &
Energy Traders                               9.0%                 12.1%
--------------------------------------------------------------------------------
Wireless Telecom.
Services                                     8.6%                  8.0%
--------------------------------------------------------------------------------
Gas Utilities                                8.3%                  9.4%
--------------------------------------------------------------------------------
Other Industries                             5.2%                  7.8%
--------------------------------------------------------------------------------
Other Assets
& Liabilities(1)                             1.4%                  1.7%
--------------------------------------------------------------------------------
(1) Includes temporary cash investments and other assets and liabilities.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
Domestic
Common Stocks                               82.0%                 80.5%
--------------------------------------------------------------------------------
Foreign
Common Stocks(2)                            16.6%                 17.8%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                         98.6%                 98.3%
--------------------------------------------------------------------------------
Temporary Cash
Investments                                  1.3%                  1.5%
--------------------------------------------------------------------------------
Other Assets & Liabilities                   0.1%                  0.2%
--------------------------------------------------------------------------------
(2) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                    (continued)

------
7

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                      BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                     ACCOUNT VALUE   ACCOUNT VALUE      1/1/06 -        EXPENSE
                        1/1/06          6/30/06          6/30/06        RATIO*
--------------------------------------------------------------------------------
UTILITIES SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,060.00          $3.47         0.68%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,058.10          $4.75         0.93%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,021.42          $3.41         0.68%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,020.18          $4.66         0.93%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

Utilities - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.6%

COMMUNICATIONS EQUIPMENT -- 0.8%
--------------------------------------------------------------------------------
          101,600  Nokia Oyj ADR                                   $  2,058,416
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 21.4%
--------------------------------------------------------------------------------
          152,040  American Electric Power                            5,207,370
--------------------------------------------------------------------------------
           60,800  DPL Inc.                                           1,629,440
--------------------------------------------------------------------------------
            5,500  E.On AG ADR                                          210,925
--------------------------------------------------------------------------------
           19,100  E.On AG ORD                                        2,198,488
--------------------------------------------------------------------------------
          159,000  Edison International                               6,201,000
--------------------------------------------------------------------------------
           59,800  Entergy Corp.                                      4,230,850
--------------------------------------------------------------------------------
          115,800  Exelon Corporation                                 6,580,914
--------------------------------------------------------------------------------
          121,400  FirstEnergy Corp.                                  6,581,094
--------------------------------------------------------------------------------
          104,200  FPL Group, Inc.                                    4,311,796
--------------------------------------------------------------------------------
          199,900  Korea Electric Power Corp.
                   ADR                                                3,790,104
--------------------------------------------------------------------------------
           29,600  Pinnacle West Capital Corp.                        1,181,336
--------------------------------------------------------------------------------
          193,600  PPL Corporation                                    6,253,280
--------------------------------------------------------------------------------
            2,142  Scottish Power plc ADR                                92,406
--------------------------------------------------------------------------------
          261,269  Scottish Power plc ORD                             2,813,956
--------------------------------------------------------------------------------
           57,200  Southern Co.                                       1,833,260
--------------------------------------------------------------------------------
                                                                     53,116,219
--------------------------------------------------------------------------------
GAS UTILITIES -- 8.3%
--------------------------------------------------------------------------------
           59,700  AGL Resources Inc.                                 2,275,764
--------------------------------------------------------------------------------
           69,500  Energen Corp.                                      2,669,495
--------------------------------------------------------------------------------
           97,600  National Fuel Gas Co.                              3,429,664
--------------------------------------------------------------------------------
           69,800  NICOR Inc.                                         2,896,700
--------------------------------------------------------------------------------
          134,300  ONEOK, Inc.                                        4,571,572
--------------------------------------------------------------------------------
           60,400  Questar Corp.                                      4,861,596
--------------------------------------------------------------------------------
                                                                     20,704,791
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS -- 9.0%
--------------------------------------------------------------------------------
          258,400  AES Corporation (The)(1)                           4,767,480
--------------------------------------------------------------------------------
          111,100  Constellation Energy Group
                   Inc.                                               6,057,172
--------------------------------------------------------------------------------
          193,400  TXU Corp.                                         11,563,386
--------------------------------------------------------------------------------
                                                                     22,388,038
--------------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES -- 19.8%
--------------------------------------------------------------------------------
          339,661  AT&T Inc.                                          9,473,145
--------------------------------------------------------------------------------
           50,800  BCE Inc.                                           1,201,420
--------------------------------------------------------------------------------
          145,400  BellSouth Corp.                                    5,263,480
--------------------------------------------------------------------------------
           34,000  CenturyTel Inc.                                    1,263,100
--------------------------------------------------------------------------------
          194,600  Citizens Communications
                   Company                                            2,539,530
--------------------------------------------------------------------------------
           60,800  CT Communications, Inc.                            1,390,496
--------------------------------------------------------------------------------
           80,000  Deutsche Telekom AG ADR                            1,283,200
--------------------------------------------------------------------------------
           19,967  Embarq Corp.(1)                                      818,447
--------------------------------------------------------------------------------
           98,600  Philippine Long Distance
                   Telephone ADR                                      3,403,672
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

          620,600  Qwest Communications
                   International Inc.(1)                           $  5,020,654
--------------------------------------------------------------------------------
           81,100  Telefonica SA ADR                                  4,033,914
--------------------------------------------------------------------------------
          169,600  Telefonos de Mexico SA de CV
                   Series L ADR                                       3,532,768
--------------------------------------------------------------------------------
           54,400  TELUS Corp. ORD                                    2,240,945
--------------------------------------------------------------------------------
          237,299  Verizon Communications Inc.                        7,947,144
--------------------------------------------------------------------------------
                                                                     49,411,915
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 26.3%
--------------------------------------------------------------------------------
           71,200  Alliant Energy Corp.                               2,442,160
--------------------------------------------------------------------------------
           39,200  Ameren Corp.                                       1,979,600
--------------------------------------------------------------------------------
          104,900  Avista Corp.                                       2,394,867
--------------------------------------------------------------------------------
          182,500  CenterPoint Energy, Inc.                           2,281,250
--------------------------------------------------------------------------------
          264,000  CMS Energy Corp.(1)                                3,416,160
--------------------------------------------------------------------------------
           52,600  Consolidated Edison, Inc.                          2,337,544
--------------------------------------------------------------------------------
           16,656  Dominion Resources Inc.                            1,245,702
--------------------------------------------------------------------------------
          233,504  Duke Energy Corp.                                  6,858,012
--------------------------------------------------------------------------------
           99,300  Energy East Corp.                                  2,376,249
--------------------------------------------------------------------------------
           67,100  KeySpan Corporation                                2,710,840
--------------------------------------------------------------------------------
            4,387  National Grid plc ADR                                237,161
--------------------------------------------------------------------------------
          310,948  National Grid plc ORD                              3,360,505
--------------------------------------------------------------------------------
          125,942  NSTAR                                              3,601,941
--------------------------------------------------------------------------------
           79,800  OGE Energy Corp.                                   2,795,394
--------------------------------------------------------------------------------
          246,800  PG&E Corp.                                         9,694,304
--------------------------------------------------------------------------------
          101,300  PNM Resources Inc.                                 2,528,448
--------------------------------------------------------------------------------
           37,500  Public Service Enterprise
                   Group Inc.                                         2,479,500
--------------------------------------------------------------------------------
          226,200  Sempra Energy                                     10,287,577
--------------------------------------------------------------------------------
          120,800  XCEL Energy Inc.                                   2,316,944
--------------------------------------------------------------------------------
                                                                     65,344,158
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION -- 1.1%
--------------------------------------------------------------------------------
           83,400  Equitable Resources Inc.                           2,793,900
--------------------------------------------------------------------------------
OIL & GAS REFINING & MARKETING -- 1.7%
--------------------------------------------------------------------------------
           62,200  Valero Energy Corp.                                4,137,544
--------------------------------------------------------------------------------
OIL & GAS STORAGE & TRANSPORTATION -- 1.6%
--------------------------------------------------------------------------------
           21,800  Kinder Morgan, Inc.                                2,177,602
--------------------------------------------------------------------------------
           64,300  TransCanada Corp.                                  1,844,124
--------------------------------------------------------------------------------
                                                                      4,021,726
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 8.6%
--------------------------------------------------------------------------------
           66,200  ALLTEL Corp.                                       4,225,546
--------------------------------------------------------------------------------
          134,700  America Movil SA de CV
                   Series L ADR                                       4,480,122
--------------------------------------------------------------------------------
          166,400  China Mobile Hong Kong Ltd.
                   ADR                                                4,760,704
--------------------------------------------------------------------------------
          399,342  Sprint Nextel Corp.                                7,982,847
--------------------------------------------------------------------------------
                                                                     21,449,219
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $170,264,570)                                                 245,425,926
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

Utilities - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 1.3%

       $3,300,000  FHLB Discount Notes,
                   4.90%, 7/3/06(2)
(Cost $3,299,102)                                                  $  3,300,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 99.9%
(Cost $173,563,672)                                                 248,725,926
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.1%                                    308,859
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                         $249,034,785
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
10

Statement of Assets and Liabilities

JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $173,563,672)             $248,725,926
------------------------------------------------------------
Dividends and interest receivable                                       633,944
--------------------------------------------------------------------------------
                                                                    249,359,870
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                          189,524
------------------------------------------------------------
Accrued management fees                                                 133,751
------------------------------------------------------------
Distribution fees payable                                                   905
------------------------------------------------------------
Service fees payable                                                        905
--------------------------------------------------------------------------------
                                                                        325,085
--------------------------------------------------------------------------------
NET ASSETS                                                         $249,034,785
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                            $217,921,565
------------------------------------------------------------
Undistributed net investment income                                     263,102
------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                   (44,311,673)
------------------------------------------------------------
Net unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies          75,161,791
--------------------------------------------------------------------------------
                                                                   $249,034,785
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $244,636,955
------------------------------------------------------------
Shares outstanding                                                   17,489,311
------------------------------------------------------------
Net asset value per share                                                $13.99
--------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $4,397,830
------------------------------------------------------------
Shares outstanding                                                      314,758
------------------------------------------------------------
Net asset value per share                                                $13.97
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
11

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
------------------------------------------------------------
Dividends (net of foreign taxes withheld $74,397)                   $ 4,919,613
------------------------------------------------------------
Interest                                                                 39,135
--------------------------------------------------------------------------------
                                                                      4,958,748
--------------------------------------------------------------------------------

EXPENSES:
------------------------------------------------------------
Management fees                                                         883,398
------------------------------------------------------------
Distribution fees -- Advisor Class                                        6,559
------------------------------------------------------------
Service fees -- Advisor Class                                             6,559
------------------------------------------------------------
Directors' fees and expenses                                              4,279
------------------------------------------------------------
Other expenses                                                            9,639
--------------------------------------------------------------------------------
                                                                        910,434
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                          4,048,314
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions
and foreign currency transactions                                    11,678,643
------------------------------------------------------------
Change in net unrealized appreciation (depreciation)
on investments and translation of assets and
liabilities in foreign currencies                                       (23,067)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                              11,655,576
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                           $15,703,890
================================================================================

See Notes to Financial Statements.

------
12

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       2006            2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                       $  4,048,314    $  8,472,487
---------------------------------------------
Net realized gain (loss)                             11,678,643       1,844,502
---------------------------------------------
Change in net unrealized
appreciation (depreciation)                             (23,067)     21,998,494
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                            15,703,890      32,315,483
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
---------------------------------------------
  Investor Class                                     (3,742,230)     (8,392,487)
---------------------------------------------
  Advisor Class                                         (65,502)       (123,104)
--------------------------------------------------------------------------------
Decrease in net assets from distributions            (3,807,732)     (8,515,591)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                     (61,794,731)     78,922,751
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS               (49,898,573)    102,722,643

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 298,933,358     196,210,715
--------------------------------------------------------------------------------
End of period                                      $249,034,785    $298,933,358
================================================================================

Undistributed net investment income                    $263,102         $22,520
================================================================================

See Notes to Financial Statements.

------
13

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek current income and long-term growth of capital and income. The fund invests primarily in equity securities of companies engaged in the utilities industry. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class and the
Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM),

                                                                    (continued)

------
14

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid quarterly for the fund. Distributions from net realized gains for the fund, if any, are generally declared and paid semiannually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment
Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category
Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor
Class) range from 0.2500% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. The effective annual management fee for each class of the fund for the six months ended June 30, 2006 was 0.67% and 0.42% for the Investor Class and Advisor Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended June 30, 2006, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

                                                                    (continued)

------
15

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2006, were $33,900,101 and $95,781,889, respectively.

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were  as follows:

--------------------------------------------------------------------------------
                                                       SHARES         AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                                   100,000,000
================================================================================
Sold                                                  1,839,049    $ 25,324,191
--------------------------------------------
Issued in reinvestment of distributions                 250,513       3,395,751
--------------------------------------------
Redeemed                                             (6,427,358)    (88,316,774)
--------------------------------------------------------------------------------
Net increase (decrease)                              (4,337,796)   $(59,596,832)
================================================================================
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                                   100,000,000
================================================================================
Sold                                                 14,163,303   $ 185,770,469
--------------------------------------------
Issued in reinvestment of distributions                 571,921       7,609,971
--------------------------------------------
Redeemed                                             (9,003,339)   (118,951,688)
--------------------------------------------------------------------------------
Net increase (decrease)                               5,731,885   $  74,428,752
================================================================================
ADVISOR CLASS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                                    10,000,000
================================================================================
Sold                                                     15,156     $   207,662
--------------------------------------------
Issued in reinvestment of distributions                   4,816          65,239
--------------------------------------------
Redeemed                                               (180,023)     (2,470,800)
--------------------------------------------------------------------------------
Net increase (decrease)                                (160,051)    $(2,197,899)
================================================================================
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                                    10,000,000
================================================================================
Sold                                                    449,868     $ 6,005,823
--------------------------------------------
Issued in reinvestment of distributions                   9,114         122,182
--------------------------------------------
Redeemed                                               (125,504)     (1,634,006)
--------------------------------------------------------------------------------
Net increase (decrease)                                 333,478     $ 4,493,999
================================================================================

                                                                    (continued)

------
16

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2006.

6. RISK FACTORS

The fund concentrates its investments in a narrow segment of the total market.
Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2006, the components of investments for federal tax purposes were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                    $174,287,559
================================================================================
Gross tax appreciation of investments                               $75,568,993
-----------------------------------------------------------
Gross tax depreciation of investments                                (1,130,626)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                  $74,438,367
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2005, the fund had net capital losses of $48,640,533 and
$6,674,640 expiring in 2010 and 2011, respectively, that may be used to offset future realized capital gains for federal income tax purposes.
As of December 31, 2005, the fund had capital loss deferrals of $1,631, which represent net capital losses incurred in the two-month period ended December 31,
2005. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board issued Interpretation No.
48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB
Statement No. 109" (the Interpretation). The Interpretation establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The
Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has recently begun to evaluate the application of the Interpretation to the fund, and is not in a position at this time to estimate the significance of its impact, if any, on the fund's financial statements.

------
17

Utilities - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                                           INVESTOR CLASS
----------------------------------------------------------------------------------------------------
                                 2006(1)      2005        2004        2003       2002        2001
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period              $13.40      $12.08      $10.02       $8.31     $11.81      $15.26
----------------------------------------------------------------------------------------------------
Income From
Investment Operations
---------------------------
  Net Investment
  Income (Loss)(2)                 0.21        0.40        0.30        0.25       0.26        0.25
---------------------------
  Net Realized and
  Unrealized Gain (Loss)           0.59        1.32        2.05        1.71      (3.49)      (3.43)
----------------------------------------------------------------------------------------------------
  Total From
  Investment Operations            0.80        1.72        2.35        1.96      (3.23)      (3.18)
----------------------------------------------------------------------------------------------------
Distributions
---------------------------
  From Net
  Investment Income               (0.21)      (0.40)      (0.29)      (0.25)     (0.27)      (0.25)
---------------------------
  From Net
  Realized Gains                     --          --          --          --         --       (0.02)
----------------------------------------------------------------------------------------------------
  Total Distributions             (0.21)      (0.40)      (0.29)      (0.25)     (0.27)      (0.27)
----------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                    $13.99      $13.40      $12.08      $10.02      $8.31      $11.81
====================================================================================================
  TOTAL RETURN(3)                  6.00%      14.30%      23.81%      23.96%    (27.44)%    (20.97)%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      0.68%(4)       0.67%       0.68%       0.69%      0.69%       0.68%
---------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets              3.04%(4)       3.09%       2.79%       2.85%      2.79%       1.81%
---------------------------
Portfolio Turnover Rate              13%         21%         31%         34%        26%         10%
---------------------------
Net Assets, End of Period
(in thousands)                  $244,637    $292,575    $194,505    $143,403   $119,327    $199,988
----------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
18

Utilities - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                                            ADVISOR CLASS
----------------------------------------------------------------------------------------------------
                                 2006(1)      2005        2004        2003       2002        2001
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period              $13.39      $12.07      $10.01       $8.30     $11.80      $15.26
----------------------------------------------------------------------------------------------------
Income From
Investment Operations
---------------------------
  Net Investment
  Income (Loss)(2)                 0.19        0.38        0.27        0.23       0.24        0.21
---------------------------
  Net Realized and
  Unrealized Gain (Loss)           0.58        1.30        2.05        1.71      (3.49)      (3.43)
----------------------------------------------------------------------------------------------------
  Total From
  Investment Operations            0.77        1.68        2.32        1.94      (3.25)      (3.22)
----------------------------------------------------------------------------------------------------
Distributions
---------------------------
  From Net
  Investment Income               (0.19)      (0.36)      (0.26)      (0.23)     (0.25)      (0.22)
---------------------------
  From Net
  Realized Gains                     --          --          --          --         --       (0.02)
----------------------------------------------------------------------------------------------------
  Total Distributions             (0.19)      (0.36)      (0.26)      (0.23)     (0.25)      (0.24)
----------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                    $13.97      $13.39      $12.07      $10.01      $8.30      $11.80
====================================================================================================
  TOTAL RETURN(3)                  5.81%      14.02%      23.53%      23.68%    (27.65)%    (21.24)%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      0.93%(4)       0.92%       0.93%       0.94%      0.94%       0.93%
---------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets              2.79%(4)       2.84%       2.54%       2.60%      2.54%       1.56%
---------------------------
Portfolio Turnover Rate              13%         21%         31%         34%        26%         10%
---------------------------
Net Assets, End of Period
(in thousands)                    $4,398      $6,358      $1,706      $1,222     $1,100      $2,956
----------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
19

Approval of Management Agreement for Utilities

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning Utilities (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

                                                                    (continued)

------
20

Approval of Management Agreement for Utilities

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor.

                                                                    (continued)

------
21

Approval of Management Agreement for Utilities

If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance for the one period fell just below the median of its peer group during part of the past year, and was above the median for the three year period. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund,

                                                                    (continued)

------
22

Approval of Management Agreement for Utilities

and the breakpoint fees of competitive funds not managed by the advisor. The
Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was the lowest of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The

                                                                    (continued)

------
23

Approval of Management Agreement for Utilities

Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
24

Share Class Information

Two classes of shares are authorized for sale by the fund: Investor Class and
Advisor Class. The total expense ratio of Advisor Class shares is higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
25

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
26

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The FUND BENCHMARK consists of approximately 120 utilities stocks that meet the fund's investment criteria. The benchmark's composition is approximately 50%
electric and natural gas, 45% telecommunications, and 5% other utilities-related companies.

The LIPPER UTILITY FUND INDEX tracks the performance of the 10 largest funds in
Lipper Inc.'s utilities fund category. Each fund in the category is at least 65%
invested in utilities stocks.

The RUSSELL 1000(reg.tm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.tm) UTILITIES INDEX, a sub-index of the Russell 1000 Index, is a capitalization-weighted index of companies in industries heavily affected by government regulation, including among others, basic public service providers
(electricity, gas and water), telecommunication services, and oil and gas companies.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P MIDCAP 400 INDEX, a capitalization-weighted index consisting of 400 domestic stocks, measures the performance of the mid-size company segment of the
U.S. market.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

------
27

Notes

------
28

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0608                     (c)2006 American Century Proprietary Holdings, Inc.
SH-SAN-50656N            All rights reserved.

American Century Investments
SEMIANNUAL REPORT

[photo of boy]

JUNE 30, 2006

Global Gold Fund

                               [american century investments logo and text logo]

GLOBAL GOLD

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the semiannual report for the American
Century Global Gold Fund for the six months ended June 30, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our Web site, americancentury.com, where we post quarterly portfolio commentaries, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Our Web site presents American Century's recently-announced strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation (LAF). Our
new campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count.

American Century's collaboration with Lance Armstrong and the LAF is a perfect fit. Like members of our family, Lance is a cancer survivor and shares our values of optimism, focus, and determination. In addition, Lance and our family have dedicated our success to improving lives, through the LAF and the Stowers
Institute for Medical Research, respectively. To learn more about American
Century's collaboration with Lance Armstrong and the LAF, please visit
www.lanceface.com on the Web and click on the links to related sites.

Besides the exciting new collaboration, we've enjoyed other good news--in
January, American Century was named, for the seventh consecutive year, one of
FORTUNE magazine's 100 Best Companies to Work For in America. Fostering a
positive work environment can benefit fund investors as well as our company--it helps us continue to attract and retain talented people.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

Market Perspective

[photo of John Schniedwind]

BY JOHN SCHNIEDWIND, CHIEF INVESTMENT OFFICER, QUANTITATIVE EQUITY

GROWING GLOBAL ECONOMY BOOSTS STOCKS AND COMMODITIES

The global economy continued to expand during the six months ended June 30,
2006. Unprecedented growth in China and India helped spur demand for basic materials, boosting commodities prices in general. Europe's economic growth was solid, and Japan continued its recovery from a long period of economic weakness.
Growth in the U.S. was more modest, showing signs of slowing after a long string of interest rate increases. Though many of the world's stock markets rose in early May to levels not seen in nearly five years, stocks fell sharply in the second half of the month after it became clear that the U.S. Federal Reserve wasn't finished raising interest rates, and that other major central banks would start raising--or continue to raise--interest rates to keep inflation under control. The European Central Bank raised short-term rates in the euro area twice in the first half of 2006. Japan appeared to be nearing the end of its zero-interest-rate policy.

GOLD CONTINUED TO SHINE IN THE FIRST HALF OF 2006

In this environment, the price of an ounce of gold bullion rose by 18.71% on the
COMEX division of the New York Mercantile Exchange, though it wasn't always a smooth ride. Starting at $518.90 on December 30, 2005 (the final trading day of the year for metals), gold rose by nearly 40% over the next several months, peaking at $721.50 an ounce on Tuesday, May 11--a closing level not seen since
January 1980. The next four weeks saw gold prices suffer a series of drops--the steepest came on June 13, when the precious metal fell by $44.30 (7.3%) in a single session, its largest one-day drop in 26 years. After bottoming at $562.30 on June 14, gold rose modestly through the rest of June, finishing at $616.00 on
June 30.

A number of factors helped drive gold past the $700 mark in May, including inflation concerns (which traditionally boost demand for gold), increased demand for gold as a portfolio diversifier, global geopolitical tensions, and dollar weakness against the euro and other currencies (because gold is priced in dollars, a weaker dollar makes gold more affordable for non-U.S. investors).

Gold's pullback in late May was part of the significant rout in stocks and commodities that was triggered when investors faced uncertainty about the sustainability of global economic growth in the face of rising interest rates.
Many investors moved away from volatile investments including gold and other commodities, and looked for more conservative investment opportunities.

SIX-MONTH TOTAL RETURNS
AS OF JUNE 30, 2006*
--------------------------------------------------------------------------------
Gold Bullion                                                 18.71%
--------------------------------------------------------------------------------
Crude Oil                                                    21.12%
--------------------------------------------------------------------------------
Rogers International Commodities Index                       10.05%
--------------------------------------------------------------------------------
*Total returns for periods less than one year are not annualized.

------
2

Global Gold - Performance

TOTAL RETURNS AS OF JUNE 30, 2006
                                         ----------------------------
                                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                             SINCE     INCEPTION
                  6 MONTHS(1)   1 YEAR   5 YEARS  10 YEARS  INCEPTION     DATE
--------------------------------------------------------------------------------
INVESTOR CLASS      20.49%      66.31%   31.91%    5.53%     4.65%      8/17/88
--------------------------------------------------------------------------------
FUND BENCHMARK(2)   20.83%      66.93%   32.53%    5.85%     5.24%(3)     --
--------------------------------------------------------------------------------
MSCI WORLD INDEX     6.06%      16.93%    5.72%    6.93%     8.22%(3)     --
--------------------------------------------------------------------------------
Advisor Class       20.36%      65.85%   31.62%      --     12.84%      5/6/98
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

(2) See Index Definitions page.

(3) Since 8/31/88, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                    (continued)

------
3

Global Gold - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made June 30, 1996

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended June 30
----------------------------------------------------------------------------------------------------
                  1997     1998     1999     2000     2001     2002    2003    2004    2005    2006
----------------------------------------------------------------------------------------------------
Investor Class  -26.66%  -31.72%  -11.93%  -10.91%    9.14%   72.74%  11.24%  17.05%   6.85%  66.31%
----------------------------------------------------------------------------------------------------
Fund benchmark  -30.93%  -28.49%   -7.92%  -11.57%    7.42%   77.26%   8.29%  18.66%   7.52%  66.93%
----------------------------------------------------------------------------------------------------
MSCI World
Index            22.27%   17.03%   15.67%   12.19%  -20.30%  -15.22%  -2.37%  24.00%  10.05%  16.93%
----------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

Global Gold - Portfolio Commentary

PORTFOLIO MANAGER: BILL MARTIN

PERFORMANCE SUMMARY

Global Gold returned 20.49%* in the first half of 2006, finishing close behind the benchmark's 20.83% return on a net basis (the benchmark's return does not reflect the deduction of any management fees). Global Gold's proprietary benchmark index consists of about two-thirds North American gold stocks, about
20% African gold stocks, and about 10% Australian gold stocks.

GOLD COMPANY SHARES OFFER DOUBLE-DIGIT RETURNS

Though the returns of gold company shares were not quite as high overall as those of gold itself, they were still at double-digit levels for the six months.
The FT-SE(reg.tm) Gold Mines Index gained 12.81% during the period. The performances of the FT-SE(reg.tm) Index's regional components were more closely aligned than usual. The FT-SE(reg.tm) Gold Mines Africa index was the top performer, returning 14.62%, while the FT-SE(reg.tm) Gold Mines Australia Index returned 13.16%, and the FT-SE(reg.tm) Gold Mines North America Index returned
11.09% for the six months. South African gold producers benefited significantly from the dollar's 13% gain versus the South African rand during the first six months of 2006. These companies pay their business costs in rand, but are paid for their gold in dollars, so a strong dollar is a big plus for their bottom-line profits.

PORTFOLIO STRATEGY AND PERFORMANCE ATTRIBUTION

Though Global Gold's slant toward larger North American gold company stocks dampened returns slightly, the portfolio nearly matched its benchmark

MARKET RETURNS*
For the six months ended June 30, 2006
--------------------------------------------------------------------------------
BACKGROUND INFLUENCES
--------------------------------------------------------------------------------
U.S. Dollar vs. Euro                                             -7.37%
--------------------------------------------------------------------------------
U.S. Dollar vs. South African Rand                               13.33%
--------------------------------------------------------------------------------
U.S. Dollar vs. Australian Dollar                                -1.29%
--------------------------------------------------------------------------------
BROAD GOLD STOCK MARKET
--------------------------------------------------------------------------------
Lipper Gold Fund Index                                           24.18%
--------------------------------------------------------------------------------
FT-SE(reg.tm) Gold Mines Index                                   12.81%
--------------------------------------------------------------------------------
REGIONAL COMPONENTS OF FT-SE(reg.tm) GOLD MINES INDEX
--------------------------------------------------------------------------------
FT-SE(reg.tm) Gold Mines Africa Index                            14.62%
--------------------------------------------------------------------------------
FT-SE(reg.tm) Gold Mines Australia Index                         13.16%
--------------------------------------------------------------------------------
FT-SE(reg.tm) Gold Mines North America Index                     11.09%
--------------------------------------------------------------------------------
Sources: Bloomberg Financial Markets, Lipper Inc.

TOP TEN HOLDINGS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
Newmont Mining
Corporation                                  8.6%                 10.4%
--------------------------------------------------------------------------------
Barrick Gold Corp.                           8.6%                  7.1%
--------------------------------------------------------------------------------
Goldcorp Inc.(1)                             6.3%                  6.2%
--------------------------------------------------------------------------------
Gold Fields Limited(1)                       5.7%                  5.7%
--------------------------------------------------------------------------------
AngloGold Ashanti
Limited(1)                                   5.1%                  4.9%
--------------------------------------------------------------------------------
Oxiana Ltd.                                  5.0%                  2.8%
--------------------------------------------------------------------------------
Glamis Gold Ltd.                             4.9%                  4.7%
--------------------------------------------------------------------------------
Agnico-Eagle
Mines Ltd.(1)                                4.3%                  3.2%
--------------------------------------------------------------------------------
Kinross Gold Corp.(1)                        4.1%                  4.5%
--------------------------------------------------------------------------------
Harmony Gold
Mining Co. Limited(1)                        4.0%                  4.5%
--------------------------------------------------------------------------------
(1) Includes shares traded on all exchanges.

*All fund returns referenced in this commentary are for Investor Class shares.
 Total returns for periods less than one year are not annualized.

                                                                    (continued)

------
5

Global Gold - Portfolio Commentary

on a net basis, due in part to various strategic over- and underweights versus the benchmark in different mining companies.

The largest positive contributor to Global Gold's return was Goldcorp Inc.
(36.92%). Goldcorp was the portfolio's third-largest holding on June 30, though slightly underweight versus the benchmark. Goldcorp, a low-cost Canadian gold producer, bought Placer Dome's Canadian assets in May from Barrick Gold Corp.
after Barrick bought Placer Dome in March. Goldcorp expects to process more than two million ounces of gold in 2006, at a cost of about $125 US dollars an ounce, and the company has paid out shareholder dividends every month in 2006.

The largest detractor from Global Gold's performance was Newcrest Mining
(-12.14%), which was an underweight versus the benchmark. Newcrest is an
Australian producer whose shares suffered from investor concerns about cost overruns and delays at the company's Telfer project in Western Australia. In spite of these problems, Newcrest's output rose 18% for its fiscal fourth quarter in 2005-2006, and Telfer is projected to become one of Australia's largest gold mines.

HOW THE FUND FITS IN A DIVERSIFIED INVESTMENT STRATEGY

Global Gold is designed to serve as an inflation hedge and portfolio diversifier for investors who can tolerate a high degree of share-price fluctuation. It should not be considered a core holding in your investment portfolio. Global
Gold seeks to realize a total return consistent with investment in securities of companies that are engaged in mining, processing, fabricating, or distributing gold or other precious metals throughout the world. Remember, international investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

GEOGRAPHIC COMPOSITION
AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
Canada                                      53.4%                 51.7%
--------------------------------------------------------------------------------
South Africa                                15.8%                 16.2%
--------------------------------------------------------------------------------
United States                               13.9%                 17.8%
--------------------------------------------------------------------------------
Australia                                   13.7%                 12.5%
--------------------------------------------------------------------------------
United Kingdom                               2.1%                  1.3%
--------------------------------------------------------------------------------
Cash and Equivalents(1)                      1.1%                  0.5%
--------------------------------------------------------------------------------

(1) Includes temporary cash investments and other assets and liabilities.

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                    (continued)

------
7

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                      BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                     ACCOUNT VALUE   ACCOUNT VALUE      1/1/06 -        EXPENSE
                        1/1/06          6/30/06          6/30/06        RATIO*
--------------------------------------------------------------------------------
GLOBAL GOLD SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,204.90         $3.66          0.67%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,203.60         $5.03          0.92%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,021.47         $3.36          0.67%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,020.23         $4.61          0.92%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

Global Gold - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS & WARRANTS -- 98.9%

AUSTRALIA -- 13.7%
--------------------------------------------------------------------------------
        8,617,700  Ballarat Goldfields NL(1)                     $    1,793,912
--------------------------------------------------------------------------------
        2,954,100  Bendigo Mining Ltd.(1)                             3,777,508
--------------------------------------------------------------------------------
        1,273,888  Bolnisi Gold NL                                    2,348,739
--------------------------------------------------------------------------------
        2,500,000  Croesus Mining NL(1)                                 255,561
--------------------------------------------------------------------------------
          618,600  Equigold NL                                          728,939
--------------------------------------------------------------------------------
          154,650  Equigold NL Warrants(1)                               36,792
--------------------------------------------------------------------------------
          479,749  GRD Ltd.                                             877,407
--------------------------------------------------------------------------------
          565,000  Independence Group NL                              1,142,534
--------------------------------------------------------------------------------
          974,202  Kingsgate Consolidated Ltd.                        3,722,750
--------------------------------------------------------------------------------
       14,877,373  Lihir Gold Limited(1)                             31,854,479
--------------------------------------------------------------------------------
        2,126,762  Newcrest Mining Limited                           33,330,457
--------------------------------------------------------------------------------
            3,333  Nickel Australia Ltd.(1)                                 260
--------------------------------------------------------------------------------
       21,848,693  Oxiana Ltd.                                       51,329,178
--------------------------------------------------------------------------------
        5,823,400  Perseverance Corp. Ltd.(1)                         1,580,233
--------------------------------------------------------------------------------
          677,711  Resolute Mining Limited(1)                           881,727
--------------------------------------------------------------------------------
        1,200,000  Sino Gold Ltd.(1)                                  4,460,700
--------------------------------------------------------------------------------
        1,253,700  Western Areas NL(1)                                1,892,088
--------------------------------------------------------------------------------
                                                                    140,013,264
--------------------------------------------------------------------------------
CANADA -- 53.4%
--------------------------------------------------------------------------------
          201,888  Agnico-Eagle Mines Ltd.                            6,686,840
--------------------------------------------------------------------------------
        1,123,800  Agnico-Eagle Mines Ltd.
                   New York Shares                                   37,175,304
--------------------------------------------------------------------------------
          273,400  Alamos Gold Inc.(1)                                2,202,076
--------------------------------------------------------------------------------
          568,400  Apollo Gold Corporation(1)                           300,122
--------------------------------------------------------------------------------
          354,100  Arizona Star Resource
                   Corp.(1)                                           4,040,429
--------------------------------------------------------------------------------
        2,250,800  Aurizon Mines Ltd.(1)                              6,244,389
--------------------------------------------------------------------------------
          578,200  Banro Corp.(1)                                     5,583,299
--------------------------------------------------------------------------------
        2,961,712  Barrick Gold Corp.                                87,666,676
--------------------------------------------------------------------------------
        5,949,350  Bema Gold Corp.(1)                                29,656,237
--------------------------------------------------------------------------------
        4,005,000  Cambior, Inc.(1)                                  10,860,166
--------------------------------------------------------------------------------
        2,225,400  Centerra Gold Inc.(1)                             22,903,258
--------------------------------------------------------------------------------
        3,074,600  Crystallex International
                   Corporation(1)                                     8,860,043
--------------------------------------------------------------------------------
        1,100,000  Crystallex International
                   Corporation Warrants(1)                              144,859
--------------------------------------------------------------------------------
        3,747,300  Eldorado Gold Corporation(1)                      18,176,451
--------------------------------------------------------------------------------
          150,700  European Goldfields Ltd.(1)                          445,060
--------------------------------------------------------------------------------
          530,700  Gabriel Resources Ltd.(1)                          1,372,582
--------------------------------------------------------------------------------
          421,400  Gammon Lake Resources
                   Inc.(1)                                            5,773,791
--------------------------------------------------------------------------------
        1,313,300  Glamis Gold Ltd.(1)                               49,739,446
--------------------------------------------------------------------------------
          857,000  Gold Reserve Inc.(1)                               4,927,750
--------------------------------------------------------------------------------
        2,116,015  Goldcorp Inc.                                     63,722,844
--------------------------------------------------------------------------------
           30,000  Goldcorp Inc. New York
                   Shares                                               906,600
--------------------------------------------------------------------------------
        1,511,700  Golden Star Resources Ltd.(1)                      4,410,365
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

          125,000  Golden Star Resources Ltd.
                   Warrants(1)                                   $       72,713
--------------------------------------------------------------------------------
          660,000  Great Basin Gold Ltd.(1)                           1,134,061
--------------------------------------------------------------------------------
        2,065,000  High River Gold Mines Ltd.(1)                      4,250,492
--------------------------------------------------------------------------------
        2,129,754  IAMGOLD Corporation                               18,907,428
--------------------------------------------------------------------------------
          552,700  International Minerals
                   Corp.(1)                                           2,468,206
--------------------------------------------------------------------------------
          240,000  Ivanhoe Mines Ltd.(1)                              1,623,769
--------------------------------------------------------------------------------
        3,334,829  Kinross Gold Corp.(1)                             36,320,742
--------------------------------------------------------------------------------
          479,757  Kinross Gold Corp. New
                   York Shares(1)                                     5,224,554
--------------------------------------------------------------------------------
          154,600  Kirkland Lake Gold Inc.(1)                         1,010,005
--------------------------------------------------------------------------------
          625,100  Minefinders Corporation
                   Ltd.(1)                                            5,085,161
--------------------------------------------------------------------------------
        4,000,600  Miramar Mining Corp.(1)                           14,571,722
--------------------------------------------------------------------------------
        1,502,800  Nevsun Resources Ltd.(1)                           4,317,154
--------------------------------------------------------------------------------
        2,000,000  North American Tungsten
                   Corp.(1)                                           2,022,552
--------------------------------------------------------------------------------
          644,300  Northern Orion Resources
                   Inc.(1)                                            3,159,803
--------------------------------------------------------------------------------
          687,500  Northern Orion Resources
                   Inc. Warrants(1)                                   2,368,780
--------------------------------------------------------------------------------
        2,291,800  Northgate Exploration Ltd.(1)                      8,368,126
--------------------------------------------------------------------------------
          814,100  Novagold Resources Inc.(1)                        10,436,762
--------------------------------------------------------------------------------
        1,253,300  Orezone Resources Inc.(1)                          1,839,459
--------------------------------------------------------------------------------
       11,372,900  Queenstake Resources Ltd.(1)                       4,325,651
--------------------------------------------------------------------------------
        1,100,000  Rio Narcea Gold Mines,
                   Ltd.(1)                                            2,155,898
--------------------------------------------------------------------------------
          500,000  SouthernEra Diamonds Inc.(1)                         214,784
--------------------------------------------------------------------------------
          378,500  Southwestern Resources
                   Corp.(1)                                           3,258,609
--------------------------------------------------------------------------------
          821,200  Taseko Mines Ltd.(1)                               2,087,174
--------------------------------------------------------------------------------
          147,700  Uruguay Mineral
                   Exploration Inc.(1)                                  565,077
--------------------------------------------------------------------------------
           39,300  Virginia Mines Inc.(1)                               142,442
--------------------------------------------------------------------------------
        1,304,300  Wolfden Resources Inc.(1)                          3,443,427
--------------------------------------------------------------------------------
        3,456,200  Yamana Gold Inc.(1)                               33,900,082
--------------------------------------------------------------------------------
                                                                    545,073,220
--------------------------------------------------------------------------------
SOUTH AFRICA -- 15.8%
--------------------------------------------------------------------------------
          574,402  AngloGold Ashanti Limited                         27,640,224
--------------------------------------------------------------------------------
          514,676  AngloGold Ashanti Limited
                   ADR                                               24,766,209
--------------------------------------------------------------------------------
        2,867,250  DRDGOLD Limited(1)                                 3,928,133
--------------------------------------------------------------------------------
          786,900  DRDGOLD Limited ADR                                1,078,053
--------------------------------------------------------------------------------
        2,099,734  Gold Fields Limited                               48,083,908
--------------------------------------------------------------------------------
          435,100  Gold Fields Limited ADR                            9,963,790
--------------------------------------------------------------------------------
        1,713,350  Harmony Gold Mining Co.
                   Limited(1)                                        27,910,472
--------------------------------------------------------------------------------
          782,800  Harmony Gold Mining Co.
                   Limited ADR(1)                                    12,751,812
--------------------------------------------------------------------------------
          897,362  Western Areas Limited(1)                           5,003,069
--------------------------------------------------------------------------------
                                                                    161,125,670
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

Global Gold - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
UNITED KINGDOM -- 2.1%
--------------------------------------------------------------------------------
          165,200  Celtic Resources Holdings
                   plc(1)                                        $      756,872
--------------------------------------------------------------------------------
          750,000  Oriel Resources plc(1)                               405,273
--------------------------------------------------------------------------------
          974,800  Randgold Resources
                   Limited ADR(1)                                    20,470,801
--------------------------------------------------------------------------------
                                                                     21,632,946
--------------------------------------------------------------------------------
UNITED STATES -- 13.9%
--------------------------------------------------------------------------------
        1,079,900  Coeur d'Alene Mines
                   Corporation(1)                                     5,194,319
--------------------------------------------------------------------------------
           71,500  Freeport-McMoRan Copper
                   & Gold, Inc. Cl B                                  3,961,815
--------------------------------------------------------------------------------
          692,400  Meridian Gold Inc.(1)                             21,824,170
--------------------------------------------------------------------------------
          480,100  Meridian Gold Inc. New
                   York Shares(1)                                    15,209,568
--------------------------------------------------------------------------------
        1,662,014  Newmont Mining Corporation                        87,970,408
--------------------------------------------------------------------------------
          281,400  Royal Gold, Inc.                                   7,828,548
--------------------------------------------------------------------------------
                                                                    141,988,828
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS & WARRANTS
(Cost $500,796,518)                                               1,009,833,928
--------------------------------------------------------------------------------

                                                                       Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 1.1%

Repurchase Agreement, Morgan Stanley
Group, Inc., (collateralized by various U.S.
Treasury obligations, 6.00%, 2/15/26,
valued at $11,429,183), in a joint trading
account at 4.48%, dated 6/30/06, due
7/3/06 (Delivery value $11,104,144)
(Cost $11,100,000)                                               $   11,100,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $511,896,518)                                               1,020,933,928
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES(2)                                        (224,570)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $1,020,709,358
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Category is less than 0.05% of total net assets.

A fair valued security is one which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of
Directors. The aggregate value of fair valued securities as of June 30, 2006, was $107,818,298, which represented 10.6% of total net assets.

See Notes to Financial Statements.

------
10

Statement of Assets and Liabilities

JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $511,896,518)           $1,020,933,928
------------------------------------------------------------
Cash                                                                  3,827,824
------------------------------------------------------------
Dividends and interest receivable                                        21,642
--------------------------------------------------------------------------------
                                                                  1,024,783,394
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                     3,546,866
------------------------------------------------------------
Accrued management fees                                                 525,036
------------------------------------------------------------
Distribution fees payable                                                 1,067
------------------------------------------------------------
Service fees payable                                                      1,067
--------------------------------------------------------------------------------
                                                                      4,074,036
--------------------------------------------------------------------------------
NET ASSETS                                                       $1,020,709,358
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                           $ 614,527,373
------------------------------------------------------------
Accumulated net investment loss                                      (7,882,303)
------------------------------------------------------------
Accumulated net realized loss on investment and
foreign currency transactions                                       (94,975,545)
------------------------------------------------------------
Net unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies         509,039,833
--------------------------------------------------------------------------------
                                                                 $1,020,709,358
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                       $1,015,177,562
------------------------------------------------------------
Shares outstanding                                                   54,534,422
------------------------------------------------------------
Net asset value per share                                                $18.62
--------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $5,531,796
------------------------------------------------------------
Shares outstanding                                                      297,470
------------------------------------------------------------
Net asset value per share                                                $18.60
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
11

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
------------------------------------------------------------
Dividends (net of foreign taxes withheld of $108,536)              $  1,553,426
------------------------------------------------------------
Interest                                                                282,805
--------------------------------------------------------------------------------
                                                                      1,836,231
--------------------------------------------------------------------------------

EXPENSES:
------------------------------------------------------------
Management fees                                                       3,168,480
------------------------------------------------------------
Distribution fees -- Advisor Class                                        6,445
------------------------------------------------------------
Service fees -- Advisor Class                                             6,445
------------------------------------------------------------
Directors' fees and expenses                                             13,903
------------------------------------------------------------
Other expenses                                                            7,588
--------------------------------------------------------------------------------
                                                                      3,202,861
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                         (1,366,630)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
------------------------------------------------------------
Investment transactions                                              59,732,623
------------------------------------------------------------
Foreign currency transactions                                         1,702,588
--------------------------------------------------------------------------------
                                                                     61,435,211
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
------------------------------------------------------------
Investments                                                          93,769,989
------------------------------------------------------------
Translation of assets and liabilities in foreign currencies           2,713,620
--------------------------------------------------------------------------------
                                                                     96,483,609
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                             157,918,820
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                          $156,552,190
================================================================================

See Notes to Financial Statements.

------
12

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       2006           2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                      $  (1,366,630)   $    695,434
--------------------------------------------
Net realized gain (loss)                             61,435,211      36,197,337
--------------------------------------------
Change in net unrealized
appreciation (depreciation)                          96,483,609     140,085,162
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                           156,552,190     176,977,933
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
--------------------------------------------
  Investor Class                                     (2,553,622)             --
--------------------------------------------
  Advisor Class                                          (2,067)             --
--------------------------------------------------------------------------------
Decrease in net assets from distributions            (2,555,689)             --
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                      85,430,712     (93,633,038)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS               239,427,213      83,344,895

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 781,282,145     697,937,250
--------------------------------------------------------------------------------
End of period                                    $1,020,709,358    $781,282,145
================================================================================

Accumulated net investment loss                     $(7,882,303)    $(3,959,984)
================================================================================

See Notes to Financial Statements.

------
13

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Global Gold Fund (the fund)
is one fund in a series issued by the corporation. The fund is non-diversified under the 1940 Act. The fund's investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. The fund invests primarily in equity securities. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class and the
Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

                                                                    (continued)

------
14

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment
Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category
Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor
Class) range from 0.2500% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. The effective annual management fee for each class of the fund for the six months ended June 30, 2006 was 0.67% and 0.42% for the Investor Class and Advisor Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will

                                                                    (continued)

------
15

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor
Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended June
30, 2006, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2006, were $186,124,850 and $110,963,854, respectively.

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were  as follows:

--------------------------------------------------------------------------------
                                                   SHARES           AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

AUTHORIZED SHARES                               250,000,000
================================================================================
Sold                                             15,628,473    $ 288,749,794
------------------------------------------
Issued in reinvestment of distributions             154,422        2,402,797
------------------------------------------
Redeemed                                        (11,304,595)    (205,130,966)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                           4,478,300     $ 86,021,625
================================================================================
YEAR ENDED DECEMBER 31, 2005

AUTHORIZED SHARES                               300,000,000
================================================================================
Sold                                             12,692,780    $ 150,925,124
------------------------------------------
Redeemed                                        (20,425,381)    (243,991,759)(2)
--------------------------------------------------------------------------------
Net increase (decrease)                          (7,732,601)   $ (93,066,635)
================================================================================

(1) Net of redemption fees of $309,043.

(2) Net of redemption fees of $177,866.

                                                                    (continued)

------
16

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                                   SHARES           AMOUNT
--------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

AUTHORIZED SHARES                                10,000,000
================================================================================
Sold                                                239,787      $ 4,475,084
------------------------------------------
Issued in reinvestment of distributions                 127            1,968
------------------------------------------
Redeemed                                           (285,883)      (5,067,965)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                             (45,969)     $  (590,913)
================================================================================
YEAR ENDED DECEMBER 31, 2005

AUTHORIZED SHARES                                10,000,000
================================================================================
Sold                                                157,156      $ 1,945,340
------------------------------------------
Redeemed                                           (208,879)      (2,511,743)(2)
--------------------------------------------------------------------------------
Net increase (decrease)                             (51,723)     $  (566,403)
================================================================================

(1) Net of redemption fees of $10,679.

(2) Net of redemption fees of $2,885.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2006.

6. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

                                                                    (continued)

------
17

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2006, the components of investments for federal income tax purposes were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                    $530,463,978
================================================================================
Gross tax appreciation of investments                              $509,245,517
-------------------------------------------------------------
Gross tax depreciation of investments                               (18,775,567)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                 $490,469,950
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of December 31, 2005, the fund had $142,638,900 of accumulated capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes.

The capital loss carryovers expire as follows:

--------------------------------------------------------------------------------
      2006            2007            2008            2009            2010
--------------------------------------------------------------------------------
  $(28,733,912)   $(56,658,958)   $(30,893,211)   $(20,993,041)   $(5,359,778)
--------------------------------------------------------------------------------

The fund incurred net foreign currency losses of $28,069 in the two-month period ended December 31, 2005. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board issued Interpretation No.
48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB
Statement No. 109" (the Interpretation). The Interpretation establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The
Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has recently begun to evaluate the application of the Interpretation to the fund, and is not in a position at this time to estimate the significance of its impact, if any, on the fund's financial statements.

------
18

Global Gold - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                                          INVESTOR CLASS
----------------------------------------------------------------------------------------------------
                                2006(1)      2005        2004        2003        2002        2001
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $15.50      $12.00      $13.17       $9.14       $5.30       $4.00
----------------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(2)               (0.03)       0.01        --(3)       0.02        0.04        0.05
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          3.19        3.49       (1.09)       4.21        3.82        1.30
----------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           3.16        3.50       (1.09)       4.23        3.86        1.35
----------------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.05)         --       (0.08)      (0.21)      (0.04)      (0.06)
----------------------------------------------------------------------------------------------------
Redemption Fees(2)                0.01        --(3)       --(3)       0.01        0.02        0.01
----------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $18.62      $15.50      $12.00      $13.17       $9.14       $5.30
====================================================================================================
  TOTAL RETURN(4)                20.49%      29.17%      (8.17)%     46.70%      73.00%      34.09%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.67%(5)       0.67%       0.68%       0.69%       0.69%       0.68%
--------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets           (0.28)%(5)       0.11%     (0.03)%       0.22%       0.57%       0.99%
--------------------------
Portfolio Turnover Rate             12%          5%         14%         22%         31%         14%
--------------------------
Net Assets, End of Period
(in thousands)               $1,015,178    $775,971    $693,197    $736,363    $421,534    $192,973
----------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
19

Global Gold - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                                          ADVISOR CLASS
----------------------------------------------------------------------------------------------------
                                2006(1)      2005        2004        2003        2002        2001
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $15.46      $12.00      $13.19       $9.14       $5.30       $4.00
----------------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(2)               (0.05)      (0.02)      (0.03)       --(3)       --(3)       0.03
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          3.19        3.48       (1.09)       4.22        3.83        1.31
----------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           3.14        3.46       (1.12)       4.22        3.83        1.34
----------------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.01)         --       (0.07)      (0.18)      (0.01)      (0.05)
----------------------------------------------------------------------------------------------------
Redemption Fees(2)                0.01        --(3)       --(3)       0.01        0.02        0.01
----------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $18.60      $15.46      $12.00      $13.19       $9.14       $5.30
====================================================================================================
  TOTAL RETURN(4)                20.36%      28.94%      (8.49)%     46.37%      72.61%      33.75%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.92%(5)       0.92%       0.93%       0.94%       0.94%       0.93%
--------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets           (0.53)%(5)     (0.14)%     (0.28)%     (0.02)%       0.32%       0.74%
--------------------------
Portfolio Turnover Rate             12%          5%         14%         22%         31%         14%
--------------------------
Net Assets, End of Period
(in thousands)                   $5,532      $5,311      $4,740      $3,205      $1,118         $64
----------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
20

Approval of Management Agreement for Global Gold

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning Global Gold (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

                                                                    (continued)

------
21

Approval of Management Agreement for Global Gold

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES - GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor.

                                                                    (continued)

------
22

Approval of Management Agreement for Global Gold

If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance for both the one and three year periods was above the performance of its benchmark.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale

                                                                    (continued)

------
23

Approval of Management Agreement for Global Gold

through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was the lowest of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is

                                                                    (continued)

------
24

Approval of Management Agreement for Global Gold

likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
25

Share Class Information

Two classes of shares are authorized for sale by the fund: Investor Class and
Advisor Class. The total expense ratio of Advisor Class shares is higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
26

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
27

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The FT-SE(reg.tm) GOLD MINES INDEX(1) is designed to reflect the performance of the worldwide market in shares of companies whose principal activity is the mining of gold.

The FUND BENCHMARK was the Benham North American Gold Equities Index from inception through February 1996. From March 1996 through December 1997, the benchmark was the FT-SE Gold Mines Index. Since January 1998, the benchmark has been a proprietary index developed and monitored by American Century that is intended to reflect the entire gold market. The Global Gold fund custom benchmark is approximately two-thirds North American, 20% African, and 10%
Australian gold company stocks.

The LIPPER GOLD FUND INDEX tracks total return performance of the largest funds within the Lipper Gold Fund category. These funds invest primarily in shares of gold mines, gold-oriented mining finance houses, gold coins, or gold bullion.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(SM) is a
market-capitalization-weighted index designed to measure global developed-market equity performance.

The ROGERS INTERNATIONAL COMMODITIES INDEX (RICI) was developed by Jim Rogers in
1998. It represents the value of a basket of 35 commodities used in the global economy, including agricultural and energy products, metals, and minerals.

(1) The FT-SE Gold Mines Index is calculated by FT-SE International Limited in conjunction with the Institute of Actuaries. The FT-SE Gold Mines Index is a
    trademark of the London Stock Exchange Limited and the Financial Times Ltd.
    and is used by FT-SE International Limited under license. FT-SE
    International Limited does not sponsor, endorse, or promote the fund.

------
28

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0608                     (c)2006 American Century Proprietary Holdings, Inc.
SH-SAN-50658N            All rights reserved.

ITEM 2.  CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)   Not applicable for semiannual report filings.

(a)(2)   Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the
         Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
         Company Act of 1940, are filed and attached hereto as Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

By:   /s/ William M. Lyons
      -----------------------------------------
      Name:   William M. Lyons
      Title:  President

Date:  August 24, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ William M. Lyons
      -----------------------------------------
      Name:   William M. Lyons
      Title:  President
              (principal executive officer)

Date:  August 24, 2006

By:   /s/ Maryanne L. Roepke
      -----------------------------------------
      Name:   Maryanne L. Roepke
      Title:  Sr. Vice President, Treasurer, and
              Chief Financial Officer
              (principal financial officer)

Date:  August 24, 2006